EXECUTION VERSION CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOTMATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. MASTER REPURCHASE AGREEMENT among GRAPETREE LENDING LLC, as Seller, ALTISOURCE ASSET MANAGEMENT CORPORATION, as Guarantor, FLAGSTAR BANK FSB, as a Buyer and as Administrative Agent on behalf of Buyers, and the Buyers from time to time party hereto dated as of August 1, 2022

TABLE OF CONTENTS Page i Article 1 DEFINITIONS AND PRINCIPLES OF CONSTRUCTION ....................................................... 1  1.1 Defined Terms ................................................................................................................... 1  1.2 Interpretation; Principles of Construction .......................................................................... 1  Article 2 AMOUNT AND TERMS OF TRANSACTIONS ........................................................................ 2  2.1 Agreement to Enter into Transactions ............................................................................... 2  2.2 Transaction Limits ............................................................................................................. 3  2.3 Description of Purchased Assets ........................................................................................ 3  2.4 Maximum Transaction Amounts ....................................................................................... 3  2.5 Use of Proceeds ................................................................................................................. 3  2.6 Price Differential ................................................................................................................ 3  2.7 All Transactions are “Servicing Released” ........................................................................ 4  2.8 Terms and Conditions of Transactions .............................................................................. 4  2.9 Temporary Increase of Aggregate Transaction Limit ........................................................ 5  Article 3 PROCEDURES FOR REQUESTING AND ENTERING INTO TRANSACTIONS ................. 5  3.1 Policies and Procedures ..................................................................................................... 5  3.2 Request for Transaction ..................................................................................................... 5  3.3 Delivery of Mortgage Loan Documents ............................................................................ 6  3.4 Payment of Purchase Price................................................................................................. 7  Article 4 REPURCHASE .......................................................................................................................... 10  4.1 Repurchase Price .............................................................................................................. 10  4.2 Repurchase Acceleration Events ...................................................................................... 11  4.3 Reduction of Asset Value as Alternative Remedy ........................................................... 11  4.4 Illegality or Impracticability ............................................................................................ 12  4.5 Increased Costs ................................................................................................................ 12  4.6 Payments Pursuant to Sale to Approved Investors .......................................................... 13  4.7 Benchmark Replacement Setting. .................................................................................... 13  4.8 Method of Payment .......................................................................................................... 14  4.9 Authorization to Debit ..................................................................................................... 15  4.10 Book Account .................................................................................................................. 15  4.11 Full Recourse ................................................................................................................... 15 Article 5 FEES ........................................................................................................................................... 15  5.1 Payment of Fees ............................................................................................................... 15

TABLE OF CONTENTS Page ii Article 6 SECURITY; SERVICING; MARGIN ACCOUNT MAINTENANCE; CUSTODY OF MORTGAGE LOAN DOCUMENTS; REPURCHASE TRANSACTIONS; DUE DILIGENCE ............................................................................................................................ 15  6.1 Precautionary Grant of Security Interest in Purchased Assets and Purchased Items ................................................................................................................................ 15  6.2 Servicing .......................................................................................................................... 16  6.3 Margin Account Maintenance .......................................................................................... 22  6.4 Repurchase and Release of Purchased Assets.................................................................. 23  6.5 Repurchase Transactions ................................................................................................. 23  6.6 Periodic Due Diligence .................................................................................................... 24  Article 7 CONDITIONS PRECEDENT .................................................................................................... 25  7.1 Initial Transaction ............................................................................................................ 25  7.2 All Transactions ............................................................................................................... 26  7.3 Satisfaction of Conditions ................................................................................................ 29  Article 8 REPRESENTATIONS AND WARRANTIES ........................................................................... 29  8.1 Representations and Warranties Concerning Seller ......................................................... 29  8.2 Representations and Warranties Concerning Purchased Assets ...................................... 34  8.3 Continuing Representations and Warranties .................................................................... 34  8.4 Amendment of Representations and Warranties .............................................................. 34  Article 9 AFFIRMATIVE COVENANTS ................................................................................................ 35  9.1 Financial Statements and Other Reports .......................................................................... 35  9.2 Notice ............................................................................................................................... 35  9.3 Existence, Etc. .................................................................................................................. 37  9.4 Servicing of Mortgage Loans ........................................................................................... 37  9.5 Evidence of Purchased Assets ......................................................................................... 37  9.6 Defense of Title; Protection of Purchased Items ............................................................. 37  9.7 Further Assurances .......................................................................................................... 38  9.8 Fidelity Bonds and Insurance........................................................................................... 38  9.9 [Reserved] ........................................................................................................................ 38  9.10 ERISA .............................................................................................................................. 38  9.11 [Reserved] ........................................................................................................................ 39  9.12 [Reserved] ........................................................................................................................ 39  9.13 Financial Covenants ......................................................................................................... 39  9.14 Most Favored Status ........................................................................................................ 39

TABLE OF CONTENTS Page iii 9.15 Late Payment Fee ............................................................................................................. 39  Article 10 NEGATIVE COVENANTS ..................................................................................................... 39  10.1 Lines of Business ............................................................................................................. 39  10.2 Debt and Subordinated Debt ............................................................................................ 40  10.3 Loss of Eligibility ............................................................................................................ 40  10.4 Liens on Purchased Assets and Purchased Items ............................................................. 40  10.5 Transactions with Affiliates ............................................................................................. 40  10.6 Consolidation, Merger, Sale of Assets and Change of Control ....................................... 40  10.7 Purchased Items ............................................................................................................... 41  10.8 Secondary Marketing, Underwriting, Third Party Origination and Interest Rate Risk Management Practices ............................................................................................. 41  10.9 Distributions ..................................................................................................................... 41  Article 11 DEFAULTS AND REMEDIES ............................................................................................... 41  11.1 Events of Default ............................................................................................................. 41  11.2 Events of Early Termination ............................................................................................ 44  11.3 Remedies .......................................................................................................................... 45  11.4 Treatment of Collateral Account ..................................................................................... 47  11.5 Sale of Purchased Assets ................................................................................................. 47  11.6 No Obligation to Pursue Remedy .................................................................................... 48  11.7 No Judicial Process .......................................................................................................... 48  11.8 Reimbursement of Costs and Expenses ........................................................................... 48  11.9 Application of Proceeds ................................................................................................... 48  11.10 Rights of Set-Off .............................................................................................................. 48  Article 12 INDEMNIFICATION ............................................................................................................... 49  12.1 Indemnification ................................................................................................................ 49  12.2 Reimbursement ................................................................................................................ 50  12.3 Payment of Taxes ............................................................................................................. 50  12.4 Administrative Agent and Buyer Payment ...................................................................... 53  12.5 Agreement not to Assert Claims ...................................................................................... 53  12.6 Survival ............................................................................................................................ 53  Article 13 TERM AND TERMINATION ................................................................................................. 56  13.1 Term ................................................................................................................................. 56  13.2 Termination ...................................................................................................................... 56

TABLE OF CONTENTS Page iv 13.3 Extension of Term ........................................................................................................... 56  Article 14 GENERAL ................................................................................................................................ 57  14.1 Integration; Servicing Provisions Integral and Non-Severable ........................................ 57  14.2 Amendments .................................................................................................................... 57  14.3 No Waiver ........................................................................................................................ 57  14.4 Remedies Cumulative ...................................................................................................... 57  14.5 Rehypothecation; Assignment ......................................................................................... 57  14.6 Successors and Assigns ................................................................................................... 58  14.7 Participations ................................................................................................................... 58  14.8 Invalidity .......................................................................................................................... 59  14.9 Additional Instruments .................................................................................................... 59  14.10 Survival ............................................................................................................................ 59  14.11 Notices ............................................................................................................................. 59  14.12 Governing Law ................................................................................................................ 60  14.13 Submission to Jurisdiction; Service of Process; Waivers ................................................ 60  14.14 Waiver of Jury Trial ......................................................................................................... 60  14.15 Counterparts ..................................................................................................................... 60  14.16 Headings .......................................................................................................................... 61  14.17 Confidential Information ................................................................................................. 61  14.18 Intent ................................................................................................................................ 62  14.19 Right to Liquidate ............................................................................................................ 63  14.20 Insured Depository Institution ......................................................................................... 63  14.21 Netting Contract ............................................................................................................... 63  14.22 Tax Treatment .................................................................................................................. 64  14.23 Examination and Oversight by Regulators ...................................................................... 64  14.24 Anti-Money Laundering Laws Notice ............................................................................. 64  14.25 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ...................... 64  14.26 Reasonable Assurances .................................................................................................... 64  14.27 Service Providers ............................................................................................................. 65  14.28 No Liability With Respect to Benchmark ........................................................................ 65  Article 15 ADMINISTRATIVE AGENT .................................................................................................. 66  15.1 Appointment of Administrative Agent ............................................................................ 66  15.2 Account with Administrative Agent or any Buyer .......................................................... 66

TABLE OF CONTENTS Page v 15.3 Scope of Administrative Agent’s Duties ......................................................................... 66  15.4 Successor Administrative Agent ...................................................................................... 66  15.5 Credit Decisions ............................................................................................................... 67  15.6 Authority of Administrative Agent to Enforce This Agreement ..................................... 67  15.7 Indemnification of Administrative Agent ........................................................................ 68  15.8 Knowledge of Default ...................................................................................................... 68  15.9 Administrative Agent’s Authorization; Action by Buyers .............................................. 69  15.10 Enforcement Actions by the Administrative Agent ......................................................... 69  15.11 Collateral Matters ............................................................................................................ 69  15.12 Administrative Agent in its Individual Capacity ............................................................. 70  15.13 Administrative Agent or other Titles ............................................................................... 70  15.14 No Reliance on Administrative Agent’s Customer Identification Program .................... 70  15.15 Subordination Agreements............................................................................................... 71  15.16 Erroneous Payments ........................................................................................................ 71  15.17 Defaulting Buyers ............................................................................................................ 73

vi EXHIBITS Exhibit A: Glossary of Defined Terms Exhibit B: Reserved Exhibit C: Form of Officer’s Compliance Certificate Exhibit D: Form of Bailee Letter Exhibit E: Form of Power of Attorney Exhibit F: Wiring Instructions Exhibit G: Reserved Exhibit H: Representations and Warranties Exhibit I: Mortgage Loan Documents Exhibit J: Form of Request for Temporary Increase Exhibit K: Reserved Exhibit L: Form of Officer’s Certificate Exhibit M: Form of Resolutions Exhibit N: Form of UCC-1 Financing Statement Exhibit SCHEDULES Schedule 1: Filing Jurisdictions and Offices Schedule 2: Ownership Interests of Seller Schedule 3: Allocation Percentages Schedule 4: Financial Statements and Other Reports Schedule 5: Litigation Disclosures

1 MASTER REPURCHASE AGREEMENT THIS MASTER REPURCHASE AGREEMENT (the “Agreement”) is made and entered into as of August 1, 2022, by and among Flagstar Bank FSB, a federally chartered savings bank, as a buyer (in such capacity, “Flagstar Buyer”) and as administrative agent on behalf of Buyers (in such capacity, “Administrative Agent”), Grapetree Lending LLC, a US Virgin Islands limited liability company (“Seller”), Altisource Asset Management Corporation, a US Virgin Islands corporation (“Guarantor”) and the other Buyers from time to time party hereto (collectively with Flagstar Buyer, “Buyers”). RECITALS A. Seller has requested Administrative Agent, on behalf of Buyers, to enter into transactions with Seller whereby Seller may, from time to time, sell to Buyers certain residential mortgage loans (including the Servicing Rights related thereto) and/or other mortgage related assets and interests, against the transfer of funds by Administrative Agent, on behalf of Buyers, with a simultaneous agreement by Administrative Agent, on behalf of Buyers, to sell to Seller such purchased assets at a date certain or on demand after the Purchase Date, against the transfer of funds by Seller (each such transaction, a “Transaction”). B. Administrative Agent, on behalf of Buyers, has agreed to enter into such Transactions, subject to the terms and conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the mutual rights and obligations provided herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Seller, Guarantor, Administrative Agent and Buyers agree as follows: ARTICLE 1 DEFINITIONS AND PRINCIPLES OF CONSTRUCTION 1.1 Defined Terms. As used in this Agreement, capitalized terms shall have the meanings set forth in Exhibit A hereto, unless the context otherwise requires. All such defined terms shall, unless specifically provided to the contrary, have the defined meanings set forth herein when used in any other agreement, certificate or document made or delivered pursuant hereto. 1.2 Interpretation; Principles of Construction. The following rules of this Section 1.2 apply to all Principal Agreements unless the context requires otherwise. A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to a subsection, Section, Schedule or Exhibit is, unless otherwise specified, a reference to a Section of, or schedule or exhibit to, this Agreement. A reference to a party to this Agreement or another agreement or document includes the party’s successors and permitted substitutes or assigns. A reference to an agreement or document (including any Principal Agreement) is to the agreement or document as amended, modified, novated, supplemented or replaced, except to the extent prohibited thereby or by any Principal Agreement and in effect from time to time in accordance with the terms thereof. A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it. A reference to writing includes an Electronic Transmission and any means of reproducing words in a tangible and permanently visible form. A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing. The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this

2 Error! No document variable supplied. Agreement. The term “including” is not limiting and means “including without limitation.” In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.” Except where otherwise provided in this Agreement, any determination, consent, approval, statement or certificate made or confirmed in writing with notice to Seller by any Buyer or Administrative Agent, on behalf of Buyers, or an authorized officer of any Buyer or Administrative Agent provided for in this Agreement is conclusive and binds the parties in the absence of manifest error. A reference to an agreement includes a security interest, guarantee, agreement or legally enforceable arrangement whether or not in writing related to such agreement. A reference to a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document, or any information recorded in electronic form. Where Seller is required to provide any document to Administrative Agent or Buyers under the terms of this Agreement, the relevant document shall be provided in writing in either electronic or printed form unless Administrative Agent or any Buyer requests otherwise. At the request of Administrative Agent or any Buyer, the document shall be provided in electronic form or both printed and electronic form. This Agreement is the result of negotiations among, and has been reviewed by counsel to, Administrative Agent, Buyers, Seller and Guarantor, and is the product of all parties. In the interpretation of this Agreement, no rule of construction shall apply to disadvantage one party on the ground that such party proposed or was involved in the preparation of any particular provision of this Agreement or this Agreement itself. Except where otherwise expressly stated, Administrative Agent and Buyers may give or withhold, in good faith or give conditionally, approvals and consents and may form opinions and make determinations at its sole and absolute discretion. All determinations by Administrative Agent and any Buyer in its sole or absolute discretion shall be made in good faith. Any requirement of good faith, discretion or judgment by Administrative Agent and Buyers shall not be construed to require Administrative Agent or Buyers to request or await receipt of information or documentation not immediately available from or with respect to Seller, a servicer of the Purchased Mortgage Loans, any other Person or the Purchased Assets themselves. All references herein or in any Principal Agreement to “good faith” means good faith as defined in Section 1-201(b)(20) of the Uniform Commercial Code. ARTICLE 2 AMOUNT AND TERMS OF TRANSACTIONS 2.1 Agreement to Enter into Transactions. (a) Subject to the terms and conditions of this Agreement and provided that no Event of Default, Event of Early Termination, Potential Default or Cease Funding Event has occurred and is continuing, Administrative Agent, on behalf of Buyers, shall, from time to time during the term of this Agreement, enter into Transactions with Seller; provided, however, that (a) the Aggregate Outstanding Purchase Price as of any date shall not exceed the Aggregate Transaction Limit and (b) the Aggregate Outstanding Purchase Price for any Type of Transaction shall not exceed the applicable Type Sublimit. Seller may request Transactions in excess of the Aggregate Transaction Limit and Administrative Agent, on behalf of Buyers, may, from time to time, in its sole and absolute discretion, consent to a Temporary Increase of the Aggregate Transaction Limit in accordance with Section 2.9.

3 Error! No document variable supplied. (b) From time to time, in accordance with Section 3.2(a) below and subject to Section 2.4 below, Seller may request and Administrative Agent, on behalf of Buyer, may fund additional Purchase Price Increases in connection with a request to fund additional Purchase Price for a Business Purpose Loan. The aggregate outstanding Purchase Price of Purchased Assets subject to outstanding Transactions shall not exceed the Aggregate Transaction Limit. 2.2 Transaction Limits. The Aggregate Transaction Limit and each Type Sublimit shall be as set forth in the Transactions Terms Letter. 2.3 Description of Purchased Assets. With respect to each Transaction, Seller shall cause to be maintained with Administrative Agent, on behalf of Buyers, Purchased Assets with an Asset Value not less than, at any date, the related Purchase Price for such Transaction. With respect to each Transaction, the type of Purchased Asset shall be the type of Asset as specified in the Transactions Terms Letter as the Type, and in each case shall consist of the type of mortgage loans, mortgage related securities, or interests therein as described in Bankruptcy Code Section 101(47)(A). If there is uncertainty as to the Type of a Purchased Asset, Administrative Agent, on behalf of Buyers, shall determine the correct Type for such Purchased Asset. 2.4 Maximum Transaction Amounts. The Purchase Price for each proposed Transaction shall not exceed the lesser of: (a) the Aggregate Outstanding Purchase Price for the applicable Type Sublimit (after giving effect to all Transactions then subject to the Agreement), as determined by the Type of Purchased Asset; (b) the Aggregate Transaction Limit (as such amount may be increased from time to time in the sole discretion of Administrative Agent, on behalf of Buyers, as provided in Section 2.9), minus the Aggregate Outstanding Purchase Price of all other Transactions outstanding, if any; and (c) the Asset Value of the related Purchased Asset(s). 2.5 Use of Proceeds. Seller shall use the Purchase Price of each Transaction solely for the purpose of originating the related Purchased Asset(s) and/or acquiring the related Purchased Asset(s) from an originator subject to the terms and conditions of this Agreement, and to pay the fees, costs and other expenses associated with closing the transactions contemplated herein. No portion of any Purchase Price will be used for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations T, U or X of the Board of Governors of the Federal Reserve System. 2.6 Price Differential. (a) Price Differential. Notwithstanding that Administrative Agent, Buyers and Seller intend that the Transactions hereunder be sales by Seller to Administrative Agent, on behalf of Buyers, of the Purchased Assets for all purposes except accounting and tax purposes, Seller shall pay Administrative Agent, on behalf of Buyers, accrued interest on the Purchase Price for each Purchased Asset calculated from the Purchase Date until, but not including, the date on which the Repurchase Price is paid, in an amount equal to the Price Differential; provided that if the Repurchase Price for a Transaction is not paid by Seller when due (whether at the Repurchase Date, upon acceleration or otherwise), the

4 Error! No document variable supplied. Repurchase Price shall bear a Price Differential from the date due until paid in full at an annual rate equal to the Default Rate. For the avoidance of doubt, upon and after the occurrence of an Aging Event with respect to a Purchased Asset, the Purchase Price for such Purchased Asset shall bear a Price Differential at an annual rate equal to the sum of the Applicable Pricing Rate plus the Type Margin for an Aging Event Asset. (b) Time for Payment. Price Differential with respect to any Purchased Asset shall be due and payable upon receipt of an invoice provided by Administrative Agent, on behalf of Buyers, to Seller setting forth the Price Differential accrued during the immediately preceding Collection Period or Collection Periods, as applicable, as set forth in such invoice. Notwithstanding anything to the contrary in this Section 2.6(b), in the event the Asset Value of any Purchased Asset is marked to zero and Seller requests Administrative Agent to release its security interest in such Purchased Asset or any Purchased Items related thereto, Administrative Agent shall not release any such security interest therein unless and until Seller shall have paid to Administrative Agent, on behalf of Buyers, the Repurchase Price for such Purchased Asset. (c) Computations. All computations of Price Differential and fees payable hereunder shall be based upon the actual number of days (including the first day but excluding the last day) occurring in the relevant period, and a three-hundred sixty (360) day year. (d) Conforming Changes. Notwithstanding anything herein to the contrary, in connection with the use or administration of 1-Month Term SOFR, Administrative Agent shall have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Principal Agreement, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Principal Agreement. Administrative Agent shall promptly notify Seller and Guarantor of the effectiveness of any Conforming Changes in connection with the use or administration of 1-Month Term SOFR. 2.7 All Transactions are “Servicing Released”. The sale of Mortgage Loans by Seller to Administrative Agent, on behalf of Buyers, pursuant to Transactions under this Agreement includes the Servicing Rights related to the Mortgage Loans and all Transactions under this Agreement are “servicing released” purchase and sale transactions for all intents and purposes (other than tax purposes), it being understood that the Purchase Price paid by Administrative Agent, on behalf of Buyers, to Seller for each such Mortgage Loan includes a premium that compensates Seller for the Servicing Rights related to the Mortgage Loan and upon payment of the Purchase Price by Administrative Agent, on behalf of Buyers, to Seller, Administrative Agent, on behalf of Buyers, becomes the owner of the Mortgage Loan which includes the Servicing Rights related thereto. 2.8 Terms and Conditions of Transactions. The terms and conditions of the Transactions as set forth in the Transactions Terms Letter, this Agreement or otherwise may be changed from time to time by mutual agreement among Administrative Agent, Buyers, Seller and Guarantor. The terms and conditions of the Transactions Terms Letter are hereby incorporated and form a part of this Agreement as if fully set forth herein; provided, however, to the extent of any conflict between the terms of this Agreement and the terms of the Transactions Terms Letter, the Transactions Terms Letter shall control.

5 Error! No document variable supplied. 2.9 Temporary Increase of Aggregate Transaction Limit. Seller may request a temporary increase of the Aggregate Transaction Limit (a “Temporary Increase”) by submitting to Administrative Agent, on behalf of Buyers, an executed request for Temporary Increase in the form of Exhibit J hereto (a “Request for Temporary Increase”), setting forth the requested increased Aggregate Transaction Limit (such increased amount, the “Temporary Aggregate Transaction Limit”), the effective date and time of such Temporary Increase and the date and time on which such Temporary Increase shall terminate. Administrative Agent, on behalf of Buyers, may from time to time, in its sole and absolute discretion, consent to such Temporary Increase, which consent shall be in writing as evidenced by Administrative Agent’s delivery to Seller of a countersigned Request for Temporary Increase. At any time that a Temporary Increase is in effect, the Aggregate Transaction Limit shall equal the Temporary Aggregate Transaction Limit for all purposes of this Agreement and all calculations and provisions relating to the Aggregate Transaction Limit shall refer to the Temporary Aggregate Transaction Limit, including without limitation, Type Sublimits. Upon the termination of a Temporary Increase, Seller shall be obligated to repurchase, and shall repurchase, upon notice by Administrative Agent, on behalf of Buyers, to Seller, Purchased Assets as are designated by Administrative Agent, on behalf of Buyers, to be repurchased by Seller in order to reduce the Aggregate Outstanding Purchase Price to the Aggregate Transaction Limit (as reduced by the termination of such Temporary Increase) in accordance with Section 4.2(e). ARTICLE 3 PROCEDURES FOR REQUESTING AND ENTERING INTO TRANSACTIONS 3.1 Policies and Procedures. In connection with the Transactions contemplated hereunder, Seller shall comply in all material respects with all applicable reasonable policies and procedures relating to the onboarding and sales of Mortgage Loans and any systems requirements (the “Policies and Procedures”) of Administrative Agent as may currently exist or as hereafter created. Such Policies and Procedures may be in writing or otherwise provided to Seller. Administrative Agent shall have the right to change, revise, amend or supplement reasonable Policies and Procedures from time to time to conform to current legal requirements or Administrative Agent practices by giving prior written notice to Seller of such changes, revisions, amendments or supplements; provided that (i) Seller shall be given a commercially reasonable amount of time to implement such change, and (ii) such change shall not apply to Transactions entered into prior to the delivery of Administrative Agent’s written notice pursuant to this Section 3.1 and in no event shall the change apply to any Transaction on a retroactive basis; provided, that such Administrative Agent’s policies and procedures (and any amendments, revisions or supplements thereto) shall not substantially impact the benefits of this Agreement. 3.2 Request for Transaction. (a) Request for Transaction. Seller shall request a Transaction by delivering to Administrative Agent, on behalf of Buyers, a Transaction Request for each Asset intended to be the subject of the Transaction during the regular business hours of Administrative Agent, or as otherwise approved by Administrative Agent in its sole discretion from time to time, on the Business Day prior to the requested Purchase Date. Assuming the satisfaction of all conditions precedent set forth in Article 7 and as otherwise set forth in this Agreement, Administrative Agent, on behalf of Buyers, shall confirm to Seller the terms of Transactions electronically or in writing. Administrative Agent, on behalf of Buyers, reserves the right to reject any Transaction Request that Administrative Agent determines fails to comply with the terms and conditions of this Agreement or, subject to Section 3.1, Administrative Agent’s and/or Buyer’s then current

6 Error! No document variable supplied. policies and procedures. By submitting a Transaction Request hereunder, (i) such Transaction Request shall be deemed to be, and Seller acknowledges and agrees that such Transaction Request shall constitute, notification to Administrative Agent, on behalf of Buyers, by Seller that Seller wishes to enter into a Transaction under this Agreement and (ii) Seller shall be deemed to have represented and warranted that (a) as of the applicable Purchase Date, all conditions precedent to a Transaction as set forth in Section 7.1 and Section 7.2 of this Agreement have been satisfied, (b) the representations and warranties of Seller set forth in Article 8 of this Agreement are true and correct in all material respects as if made on and as of the date of the applicable Transaction and (c) no Potential Default, Event of Early Termination, Event of Default or Material Adverse Effect with respect to Seller has occurred and is continuing. (b) Failure to Enter into Transaction; Cancellation of Transaction. If Seller fails [***] to enter into a Transaction, in each case after such [***], after Seller has requested such Transaction and submitted a Transaction Request in connection with such request, for each Transaction requested by Seller thereafter for which Seller fails to enter into such Transaction after Seller has requested such Transaction and submitted a Transaction Request in connection with such request, Seller shall pay Administrative Agent, on behalf of Buyers, and reimburse Administrative Agent, on behalf of Buyers, for any reasonable and documented out-of-pocket losses, costs and expenses incurred by Administrative Agent and Buyers in connection with such failure to enter into the Transaction, including, without limitation, costs relating to re-employment of funds obtained by Administrative Agent or Buyers and fees payable to terminate the arrangements through which such funds were obtained; provided that, Seller shall not be required to pay and/or reimburse Administrative Agent, on behalf of Buyers, if each of the conditions set forth in Article 7 were, as determined by Administrative Agent’s in its good faith discretion, satisfied and Administrative Agent elected to not fund such Transaction. In addition, with respect to any Transaction, including the initial Transaction, if following disbursement by Administrative Agent, on behalf of Buyers, of the Purchase Price relating to such Transaction, Seller cancels such Transaction, in each case, Seller shall pay Administrative Agent, on behalf of Buyers, a Price Differential on such Purchase Price from the Purchase Date until, but not including, the date the Purchase Price is returned to Administrative Agent, on behalf of Buyers. (c) Form of Transaction Request. Administrative Agent shall have the right to revise or supplement the form of the Transaction Request, in form and substance that is mutually agreed upon by Administrative Agent and Seller. 3.3 Delivery of Mortgage Loan Documents. (a) Mortgage Loans. Prior to any Transaction related to a Dry Mortgage Loan, Seller shall deliver to Administrative Agent, on behalf of Buyers, or its Custodian any related Mortgage Loan Documents in accordance with and pursuant to the terms of Section 7.2 and the Custodial Agreement, if applicable. (b) Wet Mortgage Loans. With respect to a Transaction the subject of which is a Wet Mortgage Loan, (i) Seller shall deliver to Administrative Agent, on behalf of Buyers, or its Custodian the related Mortgage Loan Documents in Seller’s possession (or copies thereof) or in its custodian’s possession, and (ii) Seller shall authorize, direct and cause its custodian to deliver the related Mortgage Loan Documents directly to Administrative

7 Error! No document variable supplied. Agent, on behalf of Buyers, or its Custodian, in each case, within the Maximum Dwell Time in accordance with the terms of Section 7.2 hereof and the Custodial Agreement. (c) [Reserved]. (d) Mortgage Loan Documents in Seller’s Possession. At all times during which the Mortgage Loan Documents related to any Purchased Mortgage Loan are in the possession of Seller, and until such Purchased Mortgage Loan is repurchased by Seller, Seller shall hold such Mortgage Loan Documents in trust separate and apart from Seller’s own documents and assets and for the exclusive benefit of Administrative Agent, on behalf of Buyers, and shall act only in accordance with Administrative Agent’s written instructions thereto. Such Mortgage Loan Documents should be clearly marked as subject to delivery to Administrative Agent, on behalf of Buyers. (e) Other Mortgage Loan Documents in Seller’s Possession. With respect to each Purchased Mortgage Loan, until such Purchased Mortgage Loan is repurchased by Seller, Seller shall hold (or cause to be held) in trust separate and apart from Seller’s own documents and assets and for the exclusive benefit of Administrative Agent, on behalf of Buyers, all mortgage loan documents related to such Purchased Mortgage Loan and not delivered to Administrative Agent, on behalf of Buyers, including, without limitation, to the extent in Seller’s possession or control, the Other Mortgage Loan Documents, as applicable. All such mortgage loan documents shall be clearly marked as subject to the ownership of Administrative Agent, on behalf of Buyers. 3.4 Payment of Purchase Price. (a) Payment of Purchase Price. On the Purchase Date for each Transaction, ownership of the Purchased Assets, including the Servicing Rights related to Purchased Assets consisting of Purchased Mortgage Loans, shall be transferred to Administrative Agent, on behalf of Buyers, against the simultaneous transfer of the Purchase Price to Seller and simultaneously with the delivery to Administrative Agent, on behalf of Buyers (or the Custodian on its behalf) of the Purchased Assets relating to each Transaction. With respect to the Purchased Assets being sold by Seller on the Purchase Date, Seller hereby sells, transfers, conveys and assigns to Administrative Agent, on behalf of Buyers, or its designee all of Seller’s right, title and interest in and to the Purchased Assets, including the Servicing Rights related to the Purchased Mortgage Loans, together with all right, title and interest of Seller in and to all amounts due and payable under the terms of such Purchased Assets. (b) Methods of Payment. On or prior to the Purchase Date for each Transaction, subject to the satisfaction of all conditions precedent set forth in Section 7.1 (with respect to the initial Transaction) and Section 7.2 and as otherwise set forth in this Agreement, Administrative Agent, on behalf of Buyers, shall make available in same day funds the Purchase Price for all Transactions upon satisfaction of all conditions precedent set forth in Section 7.1 (with respect to the initial Transaction) and Section 7.2 and as otherwise set forth in this Agreement having been satisfied on or prior to 5:00 p.m. (New York City time) on such Purchase Date. The Administrative Agent shall remit the Purchase Price by wire transfer in accordance with Seller’s wire instructions set forth in the applicable Transaction Request. Any funds disbursed by Administrative Agent, on behalf of Buyers, to Seller shall be subject to all applicable federal, state and local laws, including, without limitation, regulations and policies of the Board of Governors of the Federal

8 Error! No document variable supplied. Reserve System on Reduction of Payments System Risk. Seller acknowledges that as a result of such Applicable Laws, regulations and policies, equipment malfunction, Administrative Agent’s or any Buyer’s approval procedures or circumstances beyond the reasonable control of Administrative Agent or any Buyers, the payment of a Purchase Price may be delayed. Administrative Agent and Buyers shall not be liable to Seller for any costs, losses or damages arising from or relating to any such delays. (c) [Reserved]. (d) Return of Purchase Price. If a Wet Mortgage Loan that is to be table funded utilizing the Purchase Price is not closed on the same day on which the Purchase Price was funded, Seller shall promptly return, or cause to be immediately returned (but in any event within [***] of Seller’s knowledge or receipt of notice of such non-closure) the Purchase Price with respect to such Wet Mortgage Loan by wire transfer of immediately available funds to Administrative Agent, on behalf of Buyers, in accordance with Administrative Agent’s wire instructions set forth on Exhibit F. Further, Seller shall pay Administrative Agent and Buyers all fees and expenses incurred by Administrative Agent and Buyers in connection with the funding of the Purchase Price for such Wet Mortgage Loan and, from the date of such funding up to but excluding the date such Purchase Price is returned to Administrative Agent, on behalf of the applicable Buyer, Seller shall also pay Administrative Agent, on behalf of Buyers, any Price Differential accrued on such Purchase Price promptly upon notification from Administrative Agent, on behalf of Buyers; provided, however, that Price Differential shall continue to accrue until the Purchase Price is returned to Administrative Agent, on behalf of the applicable Buyer. (e) Allocation of Purchased Assets. (A) The Administrative Agent may, on the terms and subject to the conditions set forth herein (including without limitation Sections 2 and 3 hereof), but shall not be required to, enter into one or more Transactions on behalf of the Buyers from time to time on any Business Day during the period from the Effective Date hereof until (but excluding) the Facility Termination Date. Upon agreeing to enter into a Transaction hereunder, Administrative Agent shall promptly notify each Buyer, with a copy of the related Transaction Request, of the amount of its Allocation Percentage of the related Transaction (each, an “Allocation Transaction”). Subject to the terms and conditions set forth herein, each Buyer severally agrees to make the Purchase Price available to Seller from time to time, in each case, that Administrative Agent, in its sole discretion, has approved in the related Transaction Request pursuant to the terms and conditions herein, in each case, in an aggregate amount not to exceed the amount of such Buyer’s Allocation Percentage then-outstanding. Administrative Agent shall maintain in accordance with its usual practice an account or accounts evidencing the amounts of each Transaction resulting from each Allocation Transaction from time to time, including the amount and date of each Allocation Transaction, its applicable Price Differential and the amount and date of any repayment made on any Allocation Transaction from time to time. The Administrative Agent, at any time in its sole and absolute discretion, may, in each case on behalf Seller (which hereby irrevocably directs the Administrative Agent to act on their behalf) request each of the Buyers (including the Administrative Agent in its capacity as a Buyer) to pay the Purchase Price related to a Transaction in an amount not to exceed the Aggregate Transaction Limit to Seller, in an amount equal to such Buyer’s Allocation Percentage of the aggregate Purchase Price in connection with such Allocation Transactions outstanding on the date such notice is given (the “Refunded Allocation Transactions”) and may make multiple demands for such payment on any single Business Day. In connection with the making of any such Refunded Allocation Transactions, the

9 Error! No document variable supplied. Administrative Agent shall retain its claim against Seller for any unpaid interest or fees in respect thereof accrued to the date of such refunding. (B) (i) Unless an Event of Default hereof shall have occurred and regardless of whether the conditions precedent to entering into a Transaction as set forth in Section 7.2 of this Agreement are then satisfied, each Buyer (other than Administrative Agent) shall make the proceeds of its Allocation Percentage available to the Administrative Agent for the benefit of the Administrative Agent at the office of the Administrative Agent specified in Section 15.11 hereof within [***] that such notice is given, in immediately available funds, on any Business Day. For the avoidance of doubt, Administrative Agent may provide notice and request for payment from Buyers pursuant this Section 3.4(e)(B) multiple times on any single Business Day and each such Buyer shall provide payment in accordance with the immediately preceding sentence with respect to each such notice and request. (ii) If an Event of Default shall have occurred, each Buyer will purchase from the Administrative Agent an undivided participating interest in each Allocation Transaction that was to have been refunded in an amount equal to its Allocation Percentage. Each Buyer within the time periods specified in Section 3.4(e)(B)(ii) hereof, as applicable, shall immediately transfer to the Administrative Agent, for the benefit of the Administrative Agent, in immediately available funds, an amount equal to its Allocation Percentage of the Purchase Price of all Allocation Transactions as of such date. (C) Each Buyer’s obligation to make remit an amount equal to its respective Allocation Percentage of the related Purchase Price to refund Allocation Transactions shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Buyer may have against Administrative Agent, Seller or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Potential Default, Event of Early Termination, Event of Default, Material Adverse Effect with respect to Seller or Cease Funding Event; (iii) any adverse change in the condition (financial or otherwise) of Seller or any other Person; (iv) any breach of this Agreement or any other Principal Agreement by Seller or any other Person; (v) any inability of Seller to satisfy the conditions precedent entering into a Transaction set forth in Section 7.2 of this Agreement on the date upon which such Purchase Price is to be remitted to Seller; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (D) If any Buyer does not make available to the Administrative Agent the amount required pursuant to Section 3.4(e)(A) or (B) hereof, as the case may be, the Administrative Agent on behalf of the Administrative Agent, shall be entitled to recover such amount on demand from such Buyer, together with interest thereon for each day from the date of non-payment until such amount is paid in full (x) for the [***] such amount remains unpaid, at the Applicable Pricing Rate plus [***] and (y) thereafter, at the rate of interest then applicable to such Allocation Transactions. The obligation of any Buyer to make available its pro rata portion of the amounts required pursuant to Section 3.4(e)(A) or (B) hereof shall not be affected by the failure of any other Buyer to make such amounts available, and no Buyer shall have any liability to Seller, the Administrative Agent, or any other Buyer or any other party for another Buyer’s failure to make available the amounts required under Section 3.4(e)(A) or (B) hereof.

10 Error! No document variable supplied. (E) Notwithstanding the foregoing, no Buyer shall be required to enter into any Transaction hereunder to refund an Allocation Transaction if at least [***] prior to the making of such Allocation Transaction by the Administrative Agent, the officers of the Administrative Agent immediately responsible for matters concerning this Agreement shall have received written notice from Administrative Agent or any Buyer that such Allocation Transactions should be suspended based on the occurrence and continuance of an Event of Default and stating that such notice is a “notice of default”; provided, however that the obligation of the Buyers to make or refund such Allocation Transaction shall be reinstated upon the date on which such Event of Default has been waived by the requisite Buyers. ARTICLE 4 REPURCHASE 4.1 Repurchase Price. (a) Payment of Repurchase Price. The Repurchase Price for each applicable Purchased Asset shall be payable in full by wire transfer of immediately available funds to Administrative Agent, on behalf of Buyers, in accordance with Administrative Agent’s wire instructions set forth on Exhibit F upon the earliest to occur of (i) the Repurchase Date of the related Transaction, (ii) at Administrative Agent’s sole option, upon the occurrence of any Repurchase Acceleration Event with respect to such Purchased Asset, (iii) at Administrative Agent’s sole option, upon the occurrence and continuance of an Event of Default, or (iv) the Facility Termination Date. Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Asset. While it is anticipated that Seller will repurchase each Purchased Asset on its related Repurchase Date, Seller may repurchase and Administrative Agent, on behalf of Buyers, will sell any Purchased Asset hereunder on demand to Seller. In such circumstance, Administrative Agent, on behalf of Buyers, shall apply the Repurchase Price received from Seller in accordance with Section 6.2(i)(iii). (b) Effect of Payment of Repurchase Price. On the Repurchase Date (or such other date on which the Repurchase Price is received in full by Administrative Agent, on behalf of Buyers), termination of the related Transaction will be effected by the repurchase by Seller or its designee of the Purchased Assets and any related Purchased Items and the simultaneous transfer of the Repurchase Price to an account of Administrative Agent, on behalf of Buyers (in each case subject to the provisions of Section 6.4), and all of each Buyer’s and Administrative Agent’s, on behalf of Buyers, rights, title and interests therein shall then be conveyed to Seller or its designee; provided that, Administrative Agent, on behalf of any Buyer, shall not be deemed to have terminated or conveyed its interest in such Purchased Assets and any related Purchased Items if an Event of Default, Event of Early Termination, Potential Default or Cease Funding Event shall then be continuing or shall be caused by such repurchase or if such repurchase gives rise to or perpetuates a Margin Deficit that is not satisfied in accordance with Section 6.3(b). With respect to Purchased Assets that are Purchased Mortgage Loans, Seller is obligated to obtain the related Mortgage Loan Documents from the Custodian at Seller’s expense on the Repurchase Date. On each Repurchase Date (or such other date on which the Repurchase Price, less any Price Differential due on the next succeeding Price Differential Date, is received in full by Administrative Agent, on behalf of Buyers), Administrative Agent, on behalf of Buyers, shall be deemed to have simultaneously released the pledge of the applicable Purchased Asset and any related Purchased Items in

11 Error! No document variable supplied. each case without any further action by Administrative Agent, Buyers or any other Person and such Purchased Asset and any related Purchased Items shall be transferred to Seller or its designee free and clear of any liens, pledges or encumbrances. To the extent any Uniform Commercial Code financing statement filed against Seller by Administrative Agent, on behalf of Buyers, specifically identifies such Purchased Asset and any related Purchased Items or, upon Seller’s request, at the expense of Seller and within reasonable time to file such Uniform Commercial Code financing statement, Administrative Agent, on behalf of Buyers, shall deliver an amendment thereto or termination thereof evidencing the release of such Purchased Asset and any related Purchased Items from Administrative Agent’s, on behalf of Buyers, security interest therein. Any such transfer or release shall be without recourse to Administrative Agent and any Buyer and without representation or warranty by Administrative Agent or any Buyer. 4.2 Repurchase Acceleration Events. The occurrence of any of the following events shall be a Repurchase Acceleration Event with respect to one or more Purchased Assets, as the case may be: (a) Administrative Agent, on behalf of Buyers, has determined that the Purchased Asset is a Defective Asset; (b) [***] elapse from the date the related Mortgage Loan Documents were delivered to an Approved Investor subject to a Bailee Agreement and such Approved Investor has not returned such Mortgage Loan Documents or purchased such Purchased Asset, unless an extension is granted by Administrative Agent, on behalf of Buyers; (c) [***] elapse from the date a related Mortgage Loan Document was delivered to Seller for correction or completion or for servicing purposes, without being returned to Administrative Agent, on behalf of Buyers, or its designee; (d) regardless of whether a Purchased Mortgage Loan is a Defective Asset, a foreclosure or similar type of proceeding is initiated with respect to such Mortgage Loan; (e) the further sale of a Purchased Asset or any of its Affiliates to any party other than an Approved Investor; (f) with respect to a Wet Mortgage Loan, Seller fails to deliver to Administrative Agent or Custodian, on behalf of Buyers, the related Mortgage Loan Documents within the Maximum Dwell Time with respect to Seller’s obligation to deliver the related Mortgage Loan Documents to Administrative Agent, on behalf of Buyers, or any Mortgage Loan Document delivered to Administrative Agent, on behalf of Buyers, upon examination by Administrative Agent or is found not to be in compliance with the requirements of this Agreement; or (g) following the termination of a Temporary Increase, the Aggregate Outstanding Purchase Price exceeds the Aggregate Transaction Limit (as reduced by the termination of such Temporary Increase). 4.3 Reduction of Asset Value as Alternative Remedy. In lieu of requiring full repayment of the Repurchase Price upon the occurrence of a Repurchase Acceleration Event, Administrative Agent, on behalf of Buyers, may elect to reduce the Asset Value of the related Purchased Asset [***] and accordingly require a full or partial repayment of such Repurchase Price or the delivery

12 Error! No document variable supplied. of other funds or collateral, which additional assets shall be “margin payments” or “settlement payments” as such terms are defined in Bankruptcy Code Sections 741(5) and (8), respectively. 4.4 Illegality or Impracticability. Notwithstanding anything to the contrary in this Agreement, if Administrative Agent determines that any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, or any circumstance materially and adversely affecting the London interbank market, the repurchase market for mortgage loans or mortgage-backed securities or the source or cost of Administrative Agent’s funds, in any case shall make it unlawful for Administrative Agent to enter into or maintain Transactions as contemplated by this Agreement, (a) Administrative Agent shall cease to have any obligation hereunder to enter into or to continue to maintain Transactions and any such obligations shall be cancelled and (b) the Repurchase Price for each Transaction then outstanding shall be due and payable upon the earlier to occur of (i) the date required by any financial institution providing funds to Administrative Agent, (ii) sale of the Purchased Assets in accordance with and subject to the terms of this Agreement; it being understood that this clause (ii) does not expand Administrative Agent’s right to sell such Purchased Assets beyond the rights otherwise afforded to Administrative Agent pursuant to this Agreement and (iii) the date as of which Administrative Agent determines that such Transactions are unlawful to maintain. Administrative Agent shall not be liable to Seller for any costs, losses or damages arising from or relating to any actions taken by Administrative Agent pursuant to this Section 4.4. 4.5 Increased Costs. (a) Notwithstanding anything to the contrary in this Agreement, if Administrative Agent determines that any change in any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority or any change in the interpretation or application thereof or compliance by Administrative Agent with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof (i) subjects Administrative Agent to any tax of any kind whatsoever with respect to this Agreement or any Purchased Assets or changes the basis of taxation of payments to Administrative Agent in respect thereof, in each case excluding any Indemnified Taxes (which shall be governed by Section 12.3), Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and Connection Income Taxes, (ii) imposes, modifies or holds applicable any reserve, special deposit, compulsory advance or similar requirement against assets held by deposits or other liabilities in or for the account of Transactions or extensions of credit by, or any other acquisition of funds by any office of Administrative Agent which is not otherwise included in the determination of the Applicable Pricing Rate hereunder, or (iii) imposes on Administrative Agent any other condition, the result of which is to increase the cost to Administrative Agent, by an amount which Administrative Agent deems to be material, of effecting or maintaining purchases hereunder, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, Seller shall, at its option and in its sole and absolute discretion, either (1) terminate all of the Transactions and repurchase all of the Purchased Assets or (2) promptly pay Administrative Agent such additional amount or amounts as will compensate Administrative Agent for such increased cost or reduced amount receivable thereafter incurred. (b) If Administrative Agent has determined that the adoption of or any change in any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority regarding capital adequacy or in the interpretation or application thereof or compliance by Administrative Agent or any corporation controlling

13 Error! No document variable supplied. Administrative Agent with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof has the effect of reducing the rate of return on Administrative Agent’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which Administrative Agent or such corporation but for such adoption, change or compliance (taking into consideration Administrative Agent’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by Administrative Agent to be material, then from time to time, Seller shall, at its option and in its sole and absolute discretion, either (1) terminate all of the Transactions and repurchase all of the Purchased Assets or (2) promptly pay Administrative Agent such additional amount or amounts as will thereafter compensate Administrative Agent for such reduction. If Administrative Agent becomes entitled to claim any additional amounts pursuant to this Section 4.5, it shall promptly notify Seller of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by Administrative Agent to Seller shall be conclusive in the absence of manifest error. 4.6 Payments Pursuant to Sale to Approved Investors. Seller shall direct each Approved Investor purchasing a Purchased Asset to pay directly to Administrative Agent, on behalf of Buyers, in accordance with Administrative Agent’s wire instructions set forth on Exhibit F by wire transfer of immediately available funds to Administrative Agent, the applicable Repurchase Price. Seller shall not direct the Approved Investor to pay to Administrative Agent, on behalf of Buyers, an amount less than the full Repurchase Price or modify or otherwise change the wire instructions for payment of the Repurchase Price provided to Approved Investor by Administrative Agent, on behalf of Buyers. Administrative Agent, on behalf of Buyers, shall apply all amounts received from an Approved Investor for the account of Seller in accordance with Section 6.2(i)(iii). Administrative Agent, on behalf of Buyers, may reject any such shortfalls, any amount received from an Approved Investor and not release the related Purchased Asset if the amount received is not sufficient to pay the related Repurchase Price in full. Alternatively, in lieu of rejecting an amount received by Administrative Agent, on behalf of Buyers, from an Approved Investor, at Administrative Agent’s, on behalf of Buyers, option, if the amount received from the Approved Investor does not equal or exceed the related Repurchase Price, Administrative Agent, on behalf of Buyers, may accept the amount received from the Approved Investor and demand payment of such remaining amount from Seller. If Seller receives any funds intended for Administrative Agent or any Buyer, Seller shall segregate and hold such funds in trust for Administrative Agent or such Buyer and immediately pay to Administrative Agent or such Buyer all such amounts by wire transfer of immediately available funds to Administrative Agent or Administrative Agent on behalf of such Buyer in accordance with Administrative Agent’s wire instructions set forth on Exhibit F together with providing Administrative Agent, on behalf of Buyers, with a settlement statement for the transaction. 4.7 Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Principal Agreement, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then, (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Principal Agreement in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or

14 Error! No document variable supplied. consent of any other party to, this Agreement or any other Principal Agreement and (y) if a Benchmark Replacement is determined in accordance with clause (3) or (4) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Principal Agreement in respect of any Benchmark setting at or after 5:00 ET on the first (1st) Business Day after the date notice of such Benchmark Replacement is provided to Seller without any amendment to, or further action or consent of any other party to, this Agreement or any other Principal Agreement. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Principal Agreement, any amendments implementing such Conforming Changes will become effective without any further action or consent of Seller or any other party to this Agreement or any other Principal Agreement. (c) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Seller of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Conforming Changes. Any determination, decision or election that may be made by Administrative Agent pursuant to this Section 4.7 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Seller or any other party to this Agreement or any other Principal Agreement, except, in each case, as expressly required pursuant to this Section 4.7. (d) Temporary Unavailability of Setting of Benchmark. Notwithstanding anything to the contrary herein or in any other Principal Agreement, at any time (including in connection with the implementation of a Benchmark Replacement), if (i) a Benchmark Unavailability Period occurs or (ii) a relevant setting of the then-current Benchmark is temporarily unavailable due to a systemic market disruption, as determined by Administrative Agent in its reasonable discretion, then Administrative Agent will utilize the last available setting of the then-current Benchmark until such time as (A) the Benchmark Unavailability Period ends or (B) the source and/or publisher of the then-current Benchmark resumes timely publication of such Benchmark’s settings, as applicable. 4.8 Method of Payment. Except as otherwise specifically provided herein, all payments hereunder must be received by Administrative Agent, on the date when due and shall be made in United States dollars by wire transfer of immediately available funds to Administrative Agent, on behalf of Buyers, in accordance with Administrative Agent’s wire instructions set forth on Exhibit F. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be the succeeding Business Day, and with respect to payments of the Purchase Price, the Price Differential thereon shall be payable at the Applicable Pricing Rate during such extension. All payments made by or on behalf of Seller with respect to any Transaction shall be applied to Seller’s account in accordance Section 6.2(i)(iii) and shall be made in such amounts as may be necessary in order that all such payments after withholding for or on account of any present or future Indemnified Taxes imposed by any Governmental Authority, compensate Administrative Agent for any additional cost or reduced amount receivable of making or maintaining Transactions as a result of such Indemnified Taxes, as set forth, and subject to, Sections 4.5 and 12.3. All payments to be made by or on behalf of Seller with respect to any Transaction shall be made without set-off, counterclaim or other defense,

15 Error! No document variable supplied. unless otherwise expressly permitted by Administrative Agent, on behalf of Buyers, in writing in Administrative Agent’s sole discretion. 4.9 Authorization to Debit. In addition to any other authorizations to and rights of Administrative Agent, on behalf of Buyers, hereunder, Seller hereby expressly authorizes Administrative Agent, on behalf of Buyers, to debit any account maintained by Seller with Administrative Agent, on behalf of Buyers, into which any funds related to the Purchased Assets or related Purchased Items have been deposited (excluding, for the avoidance of doubt, any escrow accounts maintained for the benefit of the related Mortgagors), including without limitation, any operating, settlement or custodial account, for any and all amounts due Administrative Agent, on behalf of Buyers, hereunder. For the avoidance of doubt, the foregoing debit rights of Administrative Agent, on behalf of Buyers, shall not apply to Purchased Assets which have been repurchased by Seller pursuant to Section 6.4. 4.10 Book Account. Administrative Agent, on behalf of Buyers, and Seller shall maintain an account on their respective books of all Transactions entered into between Administrative Agent, on behalf of Buyers, and Seller and for which the Repurchase Price has not yet been paid. Notwithstanding the foregoing, Seller shall be responsible for maintaining its own book account and records of Transactions entered into with Administrative Agent, on behalf of Buyers, amounts due to Administrative Agent, on behalf of Buyers, in connection with such Transactions and for paying such amounts when due. Failure of Seller to maintain an account on its books with information regarding any Transaction shall not excuse Seller’s timely performance of all obligations under this Agreement, including, without limitation, payment obligations under this Agreement. 4.11 Full Recourse. The obligations of Seller from time to time to pay the Repurchase Price, Margin Deficit payments, settlement payments and all other amounts due under this Agreement shall be full recourse obligations of Seller. ARTICLE 5 FEES 5.1 Payment of Fees. Seller shall pay to Administrative Agent, on behalf of Buyers, those fees set forth in this Agreement and the Transactions Terms Letter when they become due and owing. ARTICLE 6 SECURITY; SERVICING; MARGIN ACCOUNT MAINTENANCE; CUSTODY OF MORTGAGE LOAN DOCUMENTS; REPURCHASE TRANSACTIONS; DUE DILIGENCE 6.1 Precautionary Grant of Security Interest in Purchased Assets and Purchased Items. With respect to the Purchased Assets, although the parties intend that all Transactions hereunder be sales and purchases (other than for accounting and tax purposes) and not loans, and without prejudice to the provisions of Section 6.5 and the expressed intent of the parties, if any Transactions are deemed to be loans, and, as security for the performance of Seller’s obligations hereunder, Seller hereby pledges, assigns and grants to Administrative Agent, on behalf of Buyers, a continuing first priority security interest in and lien upon the Purchased Assets and related Purchased Items and Administrative Agent, on behalf of Buyers, shall have all the rights and remedies of a “secured party” under the Uniform Commercial Code with respect to the Purchased Assets and related Purchased Items. Possession of any promissory notes, instruments or documents by the Custodian shall constitute possession on behalf of Administrative Agent, on behalf of Buyers.

16 Error! No document variable supplied. Seller acknowledges that it has no rights to the Servicing Rights related to any Purchased Mortgage Loan. Without limiting the generality of the foregoing and for the avoidance of doubt, if any determination is made that the Servicing Rights related to any Purchased Mortgage Loan were not sold by Seller to Administrative Agent, on behalf of Buyers, or that the Servicing Rights are not an interest in such Purchased Mortgage Loan and are severable from such Purchased Mortgage Loan despite Administrative Agents, Buyers’ and Seller’s express intent herein to treat them as included in the purchase and sale transaction, Seller hereby pledges, assigns and grants to Administrative Agent, on behalf of Buyers, a continuing first priority security interest in and lien upon the Servicing Rights related to such Purchased Mortgage Loans, and Administrative Agent, on behalf of Buyers, shall have all the rights and remedies of a “secured party” under the Uniform Commercial Code with respect thereto. In addition, Seller further grants, assigns and pledges to Administrative Agent, on behalf of Buyers, a first priority security interest in and lien upon its rights to (i) all documentation and rights to receive documentation related to such Servicing Rights and the servicing of each of the Purchased Mortgage Loans, (ii) all Income related to the Purchased Assets received by Seller, (iii) all rights to receive such Income, (iv) all other Purchased Items, and (v) all products, proceeds and distributions relating to or constituting any or all of the foregoing (collectively, and together with the pledge of Servicing Rights in the immediately preceding sentence, the “Related Credit Enhancement”). The Related Credit Enhancement is hereby pledged as further security for Seller’s obligations to Administrative Agent, on behalf of Buyers, hereunder. At any time and from time to time, upon the written request of Administrative Agent, on behalf of Buyers, and at the sole expense of Seller, Seller will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Administrative Agent, on behalf of Buyers, may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Purchased Assets and related Purchased Items and the liens created hereby. Seller also hereby authorizes Administrative Agent, on behalf of Buyers, to file any such financing or continuation statement in a manner consistent with this Agreement to the extent permitted by Applicable Law. For purposes of the Uniform Commercial Code and all other relevant purposes, this Agreement shall constitute a security agreement. 6.2 Servicing. (a) Servicing Rights Owned by Administrative Agent on behalf of Buyers; Administrative Agent’s Right to Appoint Servicer. In recognition that each Purchased Mortgage Loan is sold by Seller to Administrative Agent, on behalf of Buyers, on a servicing released basis and Administrative Agent, on behalf of Buyers, is the owner of the Servicing Rights related to such Purchased Mortgage Loan, subject to paragraphs (b) and (c) below, Administrative Agent, on behalf of Buyers, shall have the sole right to appoint the Servicer for each Purchased Mortgage Loan. (b) Appointment of Servicer. Subject to Administrative Agent’s, on behalf of Buyers, right to appoint a successor Servicer at any time, subject to Seller’s appointment right set forth in the first sentence of Section 6.2(n), Administrative Agent, on behalf of Buyers, hereby appoints FCI Lender Services, Inc. as the Servicer to service the applicable Purchased Mortgage Loans on behalf of Administrative Agent and Buyers as agent for Administrative Agent and Buyers for each Transaction for the period between the Purchase Date and the Repurchase Date of the Purchased Mortgage Loans. The right of Servicer to service the Purchased Mortgage Loans is on an interim basis only and does not provide or confer a contractual, ownership or other right for Servicer to service the Purchased Mortgage Loans, it being understood that upon payment of the Purchase Price,

17 Error! No document variable supplied. Administrative Agent, on behalf of Buyers, owns the Servicing Rights and may assume servicing or appoint a Successor Servicer at any time, subject to Seller’s appointment right set forth in the first sentence of Section 6.2(n). Further, the fact that Servicer may be entitled to a servicing fee for interim servicing of the Purchased Mortgage Loans or that Administrative Agent, on behalf of Buyers, may provide a separate notice of default to Servicer regarding the servicing of the Purchased Mortgage Loans shall not affect or otherwise change Administrative Agent’s, on behalf of Buyers, ownership of the Servicing Rights related to the Purchased Mortgage Loans. (c) Interim Servicing Period; No Servicing Fee or Income. For each Transaction, Servicer’s right to interim service a Purchased Mortgage Loan shall commence on the related Purchase Date and shall automatically terminate without notice on the applicable Repurchase Date; it being understood that, for the avoidance of doubt, if the Event of Default or Servicer Termination Event has occurred, Administrative Agent may in its sole discretion terminate the Servicer upon such occurrence. Seller shall cause the Servicer to transfer servicing of the Purchased Mortgage Loan (which shall include the delivery of all Servicing Records related to such Purchased Mortgage Loan) to Administrative Agent, on behalf of Buyers, or its designee in accordance with the instructions of Administrative Agent, on behalf of Buyers, and any other applicable requirements of this Agreement. For the avoidance of doubt, upon expiration of the interim servicing period with respect to any Purchased Mortgage Loan, Servicer shall not have the right to service the related Purchased Mortgage Loan, it being understood that upon such expiration, Seller and the Servicer shall promptly transfer the servicing of the related Purchased Mortgage Loan to Administrative Agent, on behalf of Buyers, or its designee in accordance with the instructions of Administrative Agent, on behalf of Buyers, and any other applicable requirements of this Agreement. Administrative Agent, on behalf of Buyers, shall have no obligation to pay Servicer, nor shall Servicer have any right to deduct or retain, any servicing fee or similar compensation in connection with the interim servicing of a Purchased Mortgage Loan. (d) Servicing Agreement. If there is a Servicer of the Purchased Mortgage Loans other than Seller, Administrative Agent, on behalf of Buyers, or an Affiliate of Administrative Agent, on behalf of Buyers, Seller shall enter into a Servicing Agreement and a Servicer Notice with such Servicer on behalf of Administrative Agent and Buyers, which such Servicing Agreement and the related Servicer Notice shall be acceptable to Administrative Agent, on behalf of Buyers, in its sole discretion. Administrative Agent, on behalf of Buyers, may terminate the subservicing of any Purchased Mortgage Loan with the then existing Servicer in accordance with either Section 6.2(n). Without the prior written consent of Administrative Agent, on behalf of Buyers, exercised in Administrative Agent’s sole discretion, Seller shall not agree to (1) any material, in Administrative Agent’s sole discretion, modification, amendment or waiver of any Servicing Agreement, (2) any termination of any Servicing Agreement or (3) the assignment, transfer, or material deletion of any of its rights or obligations under any Servicing Agreement. (e) Servicing Obligations of Seller. Seller shall, and pursuant to the applicable Servicing Agreement, Seller shall cause each Servicer to: (i) service and administer the Purchased Mortgage Loans on behalf of Administrative Agent and Buyers in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking

18 Error! No document variable supplied. industry and in accordance with the degree of care and servicing standards generally prevailing in the industry, including all applicable requirements of Applicable Law or the requirements of any private mortgage insurer, as applicable, and the requirements of any applicable insurance or guarantee in respect of any such Purchased Mortgage Loan, if any, is voided or reduced by such servicing and administration; (ii) subject to Section 6.2(g), and to the extent not otherwise held by the Custodian, at all times maintain and safeguard the Mortgage Loan File for the Purchased Mortgage Loan in accordance with Applicable Law and lending industry custom and practice and shall hold such Mortgage Loan File in trust for Administrative Agent, on behalf of Buyers, and in any event shall maintain and safeguard photocopies of the documents delivered to Administrative Agent, on behalf of Buyers, or Custodian, as applicable, pursuant to Section 3.3, and accurate and complete records of its servicing of the Purchased Mortgage Loan; Seller’s or Servicer’s possession of such Mortgage Loan File is for the sole purpose of servicing such Purchased Mortgage Loan and such retention and possession by Seller or such Servicer is in a custodial capacity only; (iii) allow Administrative Agent, on behalf of Buyers, to, and Administrative Agent, on behalf of Buyers, may, at any time during Seller’s business hours on reasonable notice, examine and make copies of such documents and records (and Seller shall, upon reasonable notice, cause Servicer to make copies of such documents and records available to Administrative Agent), and upon reasonable notice, Seller shall (or shall cause Servicer to) deliver the originals of such documents and records to Administrative Agent, on behalf of Buyers, or its designee; (iv) at Administrative Agent’s written request, promptly deliver to Administrative Agent, on behalf of Buyers, reports regarding the status of any Purchased Mortgage Loan being serviced by it; and (v) advance all reasonable, customary and/or necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by Seller or such Servicer of its servicing obligations, including, but not limited to, (1) real estate taxes and assessments (including HOA/COA) and other charges which are or may become a lien upon the Mortgaged Property, (2) insurance premiums, (3) expenses necessary to prevent or cure a violation of Applicable Laws, (4) customary expenses for collection and enforcement of foreclosure or deficiency judgments and (5) cost of appraisals and valuations. (f) [Reserved]. (g) Release of Mortgage Loan Files. Seller shall release its custody of the contents of any Mortgage Loan File only in accordance with the written instructions of Administrative Agent, on behalf of Buyers, except when such release is required as incidental to the servicing of the related Purchased Mortgage Loan and pursuant to and in accordance with the Custodial Agreement or by law. (h) Right to Appoint Successor Servicer. Upon the occurrence and continuance of an Event of Default, Administrative Agent, on behalf of Buyers, reserves the right, in its sole

19 Error! No document variable supplied. discretion, to appoint a successor servicer to service any Purchased Mortgage Loan (each a “Successor Servicer”). In the event of such an appointment, Seller or Servicer, as applicable, shall perform all acts and take all action so that any part of the Mortgage Loan File and related Servicing Records held by Seller, Guarantor or Servicer, together with all funds in the Collateral Account and other receipts relating to such Purchased Mortgage Loan, are promptly delivered to the Successor Servicer. Seller shall have no claim for servicing fees, lost profits or other damages if Administrative Agent, on behalf of Buyers, appoints a Successor Servicer hereunder. (i) Collateral Account. (i) Upon request of Administrative Agent, Seller shall establish and maintain, or shall cause Servicer to establish and maintain, a segregated time or demand deposit account with the Account Bank for the benefit of Administrative Agent, on behalf of Buyers, (the “Collateral Account”). If established, Seller shall promptly deposit or cause Servicer to deposit (but in no event later than the date set forth in the applicable Servicing Agreement and Servicer Notice) into the Collateral Account all Income received with respect to each Purchased Asset sold hereunder. The Collateral Account may not be a deposit account that is established to serve as a custodial account for mortgage loans that any Seller or Servicer services for other parties. Under no circumstances shall Seller or Servicer deposit any of its own funds into the Collateral Account or otherwise commingle its own funds with funds belonging to Administrative Agent or any Buyer as owner of any Purchased Asset. If Seller or Servicer fails to segregate any funds and commingles them with any source in breach of this Agreement, Seller or Servicer agrees that its share of the commingled funds is assumed to have been spent first with any remaining balance to be deemed to belong to Administrative Agent or such Buyer. (ii) Upon establishment, Seller is hereby deemed to grant and hereby grants to Administrative Agent, on behalf of Buyers, a continuing first priority security interest in (1) all right, title, and interest in and to the Collateral Account and (2) any funds of Seller at any time deposited or held in the Collateral Account, whether such funds are required to be deposited and held in the Collateral Account or otherwise. Unless the Administrative Agent is the account bank in respect of the Collateral Account, Seller shall, as a condition precedent to Administrative Agent and any Buyer’s entry into any Transaction hereunder, cause the Account Bank to enter into the Account Control Agreement with respect to the Collateral Account. The pledge and security interest contained in this paragraph shall be considered “a security agreement or other arrangement or other credit enhancement” that is “related to” the Agreement and Transactions hereunder within the meaning of Bankruptcy Code Sections 101(38A)(A), 101(47)(a)(v) and 741(7)(A)(x). Seller understands and agrees that the Collateral Account shall be subject to an Account Control Agreement; provided, that no Account Control Agreement shall be required if Administrative Agent is the account bank with respect to the Collateral Account. (iii) Any Income received with respect to a Purchased Asset purchased hereunder (other than any interest accrued thereon during the period of time up to but not including the Purchase Date for such Purchased Asset), shall be segregated as described above and held in trust for the exclusive benefit of Administrative

20 Error! No document variable supplied. Agent, on behalf of Buyers, as the owner of such Purchased Asset. If any Income is deposited into the Collateral Account it shall be released only as follows: (1) if a Successor Servicer is appointed by Administrative Agent, on behalf of Buyers, all amounts deposited in the Collateral Account with respect to Purchased Mortgage Loans to be so serviced shall be transferred into an account established by the Successor Servicer pursuant to its agreement with Administrative Agent, on behalf of Buyers; (2) after the occurrence and during the continuance of an Event of Default, upon instruction by Administrative Agent, on behalf of Buyers; (3) prior to the occurrence and continuance of an Event of Default such amounts shall be applied as follows 1. first, in satisfaction of accrued and outstanding fees and expenses of Administrative Agent incurred in connection with any Transaction, including satisfaction of any Margin Deficit; 2. second, in satisfaction of the fees and expenses of Buyers allocated pro rata in accordance with its Allocation Percentage of any such fees and expenses incurred in connection with any Transaction; 3. third, in satisfaction of any outstanding repurchase obligations of Seller in connection with any Purchased Asset or related Purchased Item; 4. fourth, at the direction of Seller. After the occurrence of an Event of Default, all items or amounts which are remitted to the Collateral Account, or otherwise delivered by or for the benefit of Seller to Administrative Agent, on behalf of Buyers, on account of partial or full payment of, or with respect to, any repurchase obligations (including, without limitation, any Income) shall, at Administrative Agent’s option, be applied to the payment of the repurchase obligations, whether then due or not, in such order or at such time of application as Administrative Agent may determine in its sole discretion. Seller agrees that Administrative Agent and Buyers shall not be liable for any loss or damage which Seller may suffer as a result of Administrative Agent’s processing of items or its exercise of any other rights or remedies under this Agreement, or any other Principal Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement or any other Principal Agreement.

21 Error! No document variable supplied. Administrative Agent, Buyers and Seller intend and agree that all such payments shall be “settlement payments” as such term is defined in Bankruptcy Code Section 741(8). (j) Location of Collateral Account. Seller shall ensure that there is no change in the identity or the location of the Collateral Account without the prior written consent of Administrative Agent, on behalf of Buyers. (k) Accounting of Collateral Account. If applicable, Seller shall provide, and shall cause Servicer to provide, Administrative Agent, on behalf of Buyers, with read-only access to the Collateral Account. Seller shall promptly deliver to each of Administrative Agent photocopies of all periodic bank statements and other records relating to the Collateral Account as Administrative Agent, on behalf of Buyers, may from time to time request. (l) Servicer Notice. As a condition precedent to Administrative Agent, on behalf of Buyers, funding the Purchase Price for any Purchased Mortgage Loan serviced by a Servicer other than Seller, Buyer, or an Affiliate of Administrative Agent, the Seller shall provide to Administrative Agent, on behalf of Buyers, a Servicer Notice addressed to and agreed to by the Servicer, advising the Servicer of such matters as Administrative Agent, on behalf of Buyers, may reasonably request, including, without limitation, recognition by the Servicer of Administrative Agent’s interest in such Purchased Mortgage Loans and ownership of the Servicing Rights related thereto and the Servicer’s agreement that upon receipt of notice of an Event of Default from Administrative Agent, it will follow the instructions of Administrative Agent with respect to the servicing of the related Purchased Mortgage Loans. (m) Notification of Servicer Defaults. If Seller should discover that for any reason whatsoever, any entity responsible to Seller by contract for managing or servicing any Purchased Mortgage Loan has failed to perform fully Seller’s obligations with respect to the management or servicing of such Purchased Mortgage Loan as required under this Agreement or any of the obligations of such entities with respect to the Purchased Mortgage Loan as delegated by Seller pursuant to any Servicing Agreement, where, in each case, such failure either constitutes a Servicer Termination Event or has an adverse effect on the Purchased Mortgage Loans or Buyer’s rights therein, then Seller shall promptly notify Administrative Agent, on behalf of Buyers. (n) Termination. If a Servicer Termination Event shall occur (which has not been waived by Administrative Agent, on behalf of Buyers, in its sole and absolute discretion) and no Event of Default has occurred and is continuing, then Seller shall have the right to designate a successor Servicer acceptable to Administrative Agent, on behalf of Buyers, in Administrative Agent’s reasonable discretion, by proposing the identity of such successor Servicer to Administrative Agent in writing no later than [***] following the applicable Servicer Termination Event. If (x) Seller has not proposed a successor Servicer to Administrative Agent in writing within [***] following the applicable Servicer Termination Event in accordance with the immediately preceding sentence; (y) Administrative Agent has not accepted, in Administrative Agent’s sole good faith discretion, the successor Servicer proposed by Seller to Administrative Agent in accordance with the immediately preceding sentence within [***] following such applicable Servicer Termination Event (provided that Seller shall be entitled to propose an alternate successor Servicer within [***] following Administrative Agent’s failure to approve any successor Servicer proposed by Seller); or (z) the actual servicing of the Purchased Mortgage Loans has not been transferred to the successor Servicer proposed

22 Error! No document variable supplied. by Seller and in accordance with the immediately preceding sentence and accepted by Administrative Agent, in Administrative Agent’s sole good faith discretion, within ninety [***] following the applicable Servicer Termination Event, then Administrative Agent shall have the right at any time to immediately terminate, and Seller shall terminate any Servicer’s (as applicable) right to service the Purchased Mortgage Loans due to a Servicer Termination Event without payment of any penalty or termination fee. Seller shall cooperate, or cause the applicable Servicer to cooperate, in transferring the servicing of the Purchased Mortgage Loans to a successor servicer appointed or accepted, as applicable, by Administrative Agent in accordance with the terms hereof. For the avoidance of doubt any termination of a Servicer’s rights to service by Administrative Agent as a result of an Event of Default of the type stated in Section 11.1(r) that has not been waived shall be deemed part of an exercise of Administrative Agent’s rights to cause the liquidation, termination or acceleration of this Agreement. (o) Administrative Agent’s Right to Service. Administrative Agent, on behalf of Buyers, or its designee, upon the occurrence of an Event of Default or, subject to Seller’s appointment right set forth in the first sentence of Section 6.2(n), a Servicer Termination Event, shall be entitled to service some or all of the Purchased Assets that are Purchased Mortgage Loans, including, without limitation, receiving and collecting all sums payable in respect of same. Upon Administrative Agent’s determination and written notice to Seller or a Servicer, with a copy to Seller, as applicable, that Administrative Agent desires to service some or all of the Purchased Mortgage Loans following the occurrence of an Event of Default, or, subject to Seller’s appointment right set forth in the first sentence of Section 6.2(n), a Servicer Termination Event, Seller shall promptly cooperate, and Seller shall cause the Servicer to promptly cooperate, with all instructions of Administrative Agent and do or accomplish all acts or things necessary to effect the transfer of the servicing to Administrative Agent or its designee, at Seller’s sole expense. Upon Administrative Agent’s or its designee’s servicing of the Purchased Mortgage Loans, (i) Administrative Agent may, in its own name, in the name of Seller, or otherwise demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for such Purchased Mortgage Loan(s), but shall be under no obligation to do so; (ii) Seller shall, if Administrative Agent so requests, pay to Administrative Agent all amounts received by Seller upon or in respect of such Purchased Mortgage Loan(s) or other Purchased Assets, advising Administrative Agent as to the source of such funds; and (iii) all amounts so received and collected by Administrative Agent, on behalf of Buyers, shall be held as part of the Purchased Assets or applied against any outstanding Repurchase Price owed Administrative Agent or any Buyer. 6.3 Margin Account Maintenance. (a) Asset Value. Administrative Agent, on behalf of Buyers, shall have the right to determine the Asset Value of each Purchased Asset at any time. (b) Margin Deficit and Margin Call. If Administrative Agent, on behalf of Buyers, shall determine on any Business Day that the Minimum Maintenance Amount with respect to the Purchased Assets is less than the Aggregate Outstanding Purchase Price of all Transactions (in any such case, a “Margin Deficit”), then Administrative Agent, on behalf of Buyers, may at its sole option, and by notice to Seller (as such notice is more particularly set forth below, a “Margin Call”), require Seller to either:

23 Error! No document variable supplied. (i) deposit cash into the Funding Account so that the Minimum Maintenance Amount will thereupon equal or exceed the Aggregate Outstanding Purchase Price (for purposes of clarity, after giving effect to any credit to the Purchase Price of the related Transaction(s) pursuant to Section 6.3(d)) of all Transactions; or (ii) pay one or more Repurchase Prices, as applicable, in an amount sufficient to reduce the related Purchase Price so that the Aggregate Outstanding Purchase Price of all Transactions is less than or equal to the Minimum Maintenance Amount. If Administrative Agent, on behalf of Buyers, delivers a Margin Call to Seller on any Business Day, then Seller shall transfer cash to Administrative Agent no later than 5:00 p.m. (New York City time) on the next Business Day. Notice of a Margin Call may be provided by Administrative Agent, on behalf of Buyers, to Seller electronically or in writing, such as via electronic mail. (c) Administrative Agent’s Discretion. Administrative Agent’s election not to make a Margin Call at any time there is a Margin Deficit shall not in any way limit or impair its right to make a Margin Call at any time a Margin Deficit exists. (d) Credit to Repurchase Price. Any cash transferred to the Funding Account pursuant to this Section 6.3 shall be credited to the Purchase Price of the related Transaction(s). 6.4 Repurchase and Release of Purchased Assets. Provided that no Event of Default, Event of Early Termination or Potential Default has occurred and is continuing, Seller may repurchase a Purchased Asset by paying, or causing an Approved Investor to pay, to Administrative Agent in accordance with Administrative Agent’s wire instructions set forth on Exhibit F, subject to Sections 4.6 and 4.7, the Repurchase Price. Upon receipt of the applicable Repurchase Price and, in the event the applicable Repurchase Price is received pursuant to Section 6.3(b)(ii), upon written request from Seller to Administrative Agent, as applicable, as set forth above, Administrative Agent, on behalf of Buyers, shall deliver or shall cause the Custodian to deliver the related Mortgage Loan Documents to Seller or its designee, if such documents have not already been delivered pursuant to a Bailee Agreement. If any such release gives rise to or perpetuates a Margin Deficit, Administrative Agent, on behalf of Buyers, shall notify Seller of the amount thereof and Seller shall thereupon satisfy the Margin Deficit in the manner specified in Section 6.3(b). Administrative Agent and Buyers shall have no obligation to release a repurchased Purchased Asset or terminate its security interest in such Purchased Asset until such Margin Deficit is satisfied and, in the event the applicable amount is received pursuant to Section 6.3(b)(ii), Seller has provided a prior written request for such release. 6.5 Repurchase Transactions. Beginning on the related Purchase Date and prior to the related Repurchase Date for a Transaction, Administrative Agent and Buyers shall have free and unrestricted use of all related Purchased Assets and may in its discretion and without notice to Seller engage in repurchase transactions with respect to any or all of such Purchased Assets or otherwise pledge, hypothecate, assign, transfer or convey any or all of such Purchased Assets (such transactions, “Repurchase Transactions”), provided that no such Repurchase Transaction shall relieve Administrative Agent or any such Buyer of its obligation to transfer Purchased Assets to Seller (and not substitutions thereof) pursuant to the terms hereof. Nothing contained in

24 Error! No document variable supplied. this Agreement shall obligate Administrative Agent or Buyers to segregate any Purchased Asset or Purchased Item delivered to Administrative Agent, on behalf of Buyers, by Seller. Seller shall not be responsible for any additional obligations, costs or fees in connection with such Repurchase Transactions. Other than for tax purposes, Seller shall not take any action inconsistent with Administrative Agent’s or Buyer’s ownership of a Purchased Asset and shall not claim any legal, beneficial or other interest in such a Purchased Asset other than the limited right and obligations to provide servicing of such Purchased Mortgage Loans where Administrative Agent, on behalf of Buyers, designates Seller as servicer as provided in Section 6.2. 6.6 Periodic Due Diligence. Seller acknowledges that Administrative Agent and Buyers have the right at any time during the term of this Agreement to perform continuing due diligence reviews with respect to the Purchased Assets, for purposes of verifying compliance with the representations, warranties, covenants and specifications made hereunder or under any other Principal Agreement, or otherwise, and Seller agrees that upon reasonable (but no less than one [***]) prior notice to Seller (provided that upon the occurrence of a Potential Default or an Event of Default which has not been waived by Administrative Agent, on behalf of Buyers, in writing, no such prior notice shall be required), Administrative Agent, on behalf of Buyers, or its authorized representatives will be permitted during normal business hours to (i) examine, inspect, make copies of, and make extracts of, the Mortgage Loan Files, the Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller, Guarantor, Custodian or Servicer (including, and not limited to, any and all documents, records, agreements, instruments or information relating to any report delivered pursuant to Section 9.2(h)) and (ii) discuss the business, operations, assets and financial condition of Seller and its Affiliates and Subsidiaries with its officers and employees and to examine its books of account and make copies and/or extracts thereof. Further, Seller will make available to Administrative Agent, on behalf of Buyers, at such time and location as Administrative Agent may reasonably request, a knowledgeable financial or accounting officer and will instruct such officer to answer candidly and fully, at no cost to Administrative Agent or Buyers, any and all reasonable questions that any authorized representative of Administrative Agent or Buyers may address to them in reference to the Mortgage Loan Files, Purchased Assets and the financial condition or affairs of Seller and its Affiliates and Subsidiaries. Without limiting the generality of the foregoing, Seller acknowledges that Administrative Agent, on behalf of Buyers, shall purchase Assets from Seller based solely upon the information provided by Seller to Administrative Agent or Buyers in the Transaction Request and the representations, warranties and covenants contained herein, and that Administrative Agent and Buyers, at its option, has the right, at any time to re-underwrite any of the Purchased Assets itself or engage a third party underwriter to perform such re-underwriting. Seller agrees to cooperate with Administrative Agent and Buyers and any third party underwriter in connection with such re-underwriting, including, but not limited to, providing Administrative Agent and Buyers and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to Seller and such Purchased Assets in the possession, or under the control, of Seller. Seller and Buyer further agree that all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent or Buyers in connection with Administrative Agent’s or such Buyer’s, as applicable, activities pursuant to this Section 6.6 shall be paid by Seller.

25 Error! No document variable supplied. ARTICLE 7 CONDITIONS PRECEDENT 7.1 Initial Transaction. As conditions precedent to Administrative Agent, on behalf of Buyers, considering whether to enter into the initial Transaction hereunder: (a) Seller shall have delivered to Administrative Agent, on behalf of Buyers, in form and substance satisfactory to Administrative Agent: (i) each of the Principal Agreements duly executed by each party thereto and in full force and effect, free of any modification, breach or waiver; (ii) an opinion of Seller’s and Guarantor’s counsel as to such matters as Administrative Agent may reasonably request, including, without limitation, with respect to Administrative Agent’s, on behalf of Buyers, first priority lien on and perfected security interest in the Purchased Assets and Purchased Items; a non- contravention, enforceability and corporate opinion with respect to Seller and Guarantor; an opinion with respect to the inapplicability of the Investment Company Act of 1940 and the “Volcker Rule” (Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act), with respect to Seller; and a Bankruptcy Code opinion with respect to the matters outlined in Section 15.18, each in form and substance acceptable to Administrative Agent; (iii) [reserved]; (iv) (1) an officer’s certificate substantially in the form of Exhibit L, (2) a certified copy of Seller’s certificate of formation and limited liability company agreement and Guarantor’s articles of incorporation and bylaws, (3) resolutions of the board of directors of Seller and Guarantor (or its equivalent governing body or Person) authorizing the Seller and Guarantor to enter into, perform and execute the Principal Agreements substantially in the form of Exhibit M or such other form acceptable to Administrative Agent in its sole and absolute discretion, (4) one or more certificates of Seller’s and Guarantor’s corporate secretary as to the incumbency and authenticity of the signatures of the officers of Seller and Guarantor executing the Principal Agreements and (5) a certificate of good standing issued by the appropriate official in Seller’s and Guarantor’s applicable jurisdiction of organization dated no less recently than ten (10) days prior to the Effective Date unless otherwise agreed by the Administrative Agent; (v) independently audited financial statements of Seller and Guarantor (and its Subsidiaries, on a consolidated basis) for each of the two (2) fiscal years most recently ended (if available), containing a balance sheet and related statements of income, stockholders’ equity and cash flows, all prepared in accordance with GAAP, applied on a basis consistent with prior periods, and otherwise acceptable to Administrative Agent, together with an auditor’s opinion that is unqualified or otherwise is consented to in writing by Administrative Agent, on behalf of Buyers; (vi) interim financial statements of Seller and Guarantor (and its Subsidiaries, on a consolidated basis) covering the period from the first day of the current fiscal year to the last day of the most recently ended month;

26 Error! No document variable supplied. (vii) copies of Seller’s errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy or certificates of insurance for such policies, all in form and content satisfactory to Administrative Agent, showing compliance by Seller with Section 9.8; (viii) if required by Administrative Agent or any Buyer, a subordination agreement, in form and substance satisfactory to Administrative Agent or such Buyer, executed by any Person which is, as of the Effective Date, a creditor of Seller, including each Affiliate of Seller that is a creditor of Seller; (ix) any other fees then due and owing under this Agreement and the Transactions Terms Letter; (x) a copy of the Underwriting Guidelines for Mortgage Loans, as amended from time to time; (xi) the Commitment Fee, the Draw Fee and any other fees then due and owing under this Agreement and the Transactions Terms Letter; (xii) documentation necessary to establish that Seller and Guarantor are exempt from U.S. federal and backup withholding Taxes. (xiii) the Aggregate Outstanding Purchase Price for any Type of Transaction shall not exceed the applicable Type Sublimit or Maximum Dwell Time. (b) Administrative Agent, on behalf of Buyers, shall have determined that it has received (1) satisfactory evidence that the appropriate Uniform Commercial Code Financing Statements (UCC-1), including, a Uniform Commercial Code Financing Statement (UCC-1) indicating Administrative Agent, on behalf of Buyers, as the secured party, and Seller as the debtor, attaching an exhibit to such Uniform Commercial Code Financing Statements (UCC-1) substantially in the form of Exhibit N attached hereto, and/or (2) such other instruments as may be necessary in order to create in favor of Administrative Agent, on behalf of Buyers, a perfected first-priority security interest in the Purchased Assets and related Purchased Items should any of the Transactions be deemed to be loans, and, in each case, the same shall have been duly executed and appropriately filed or recorded in each office of each jurisdiction in which such filings and recordations are required to perfect such first-priority security interest. (c) Administrative Agent and each Buyer shall have determined that it has satisfactorily completed its due diligence review of Seller’s and Guarantor’s operations, business, financial condition and underwriting and origination of Mortgage Loans. (d) Seller and Guarantor shall have provided such other documents as Administrative Agent, on behalf of Buyers, or its counsel, shall have requested. (e) Seller shall have funded into the Collateral Account the Collateral Account Minimum Balance. 7.2 All Transactions. As conditions precedent to Administrative Agent, on behalf of Buyers, considering whether to enter into any Transaction hereunder (including the initial Transaction):

27 Error! No document variable supplied. (a) Seller shall have delivered to Administrative Agent, on behalf of Buyers, in form and substance satisfactory to Administrative Agent and not later than 5:00 p.m. (New York City time) on the requested Purchase Date: (i) a Transaction Request for the Assets subject to the proposed Transaction; (ii) unless such Mortgage Loan is a Wet Mortgage Loan, (x) with respect to Mortgage Loan Files held by Flagstar Bank, FSB, as Custodian, the Mortgage Loan File has been delivered to the Custodian (A) with respect to any purchase of [***] or fewer Mortgage Loans on a [***], on or prior to 10:30 a.m. (New York City time) on the [***], and (B) with respect to any purchase of [***] or more Mortgage Loans on [***], at least twenty-four (24) hours prior to the [***] or (y) with respect to Purchased Mortgage Loans held by a Custodian that is not Flagstar Bank, FSB, each Mortgage Loan File has been delivered to the Custodian in accordance with the requirements of the Custodial Agreement; and (iii) such other documents as Administrative Agent, on behalf of Buyers, or its counsel, shall have requested. (b) Seller shall have delivered to Administrative Agent, on behalf of Buyers, in form and substance satisfactory to Administrative Agent and not later than 5:00 p.m. (New York City time) on the Business Day prior to the Purchase Date an estimate, in each case executed by Seller, of the aggregate Purchase Price for all Transactions with respect to which Seller anticipates that Seller will deliver, or has delivered, Transaction Requests with respect to such Purchase Date; (c) Seller shall have paid all fees (including Unused Fees, Late Payment Fees, Aging Fees, and Draw Fees), expenses, indemnity payments and other amounts that are then due and owing under the Principal Agreements; (d) no rescission notice and/or notice of right to cancel shall have been improperly delivered to the Mortgagor in respect of any Eligible Mortgage Loan, and the rescission period related to such Eligible Mortgage Loan shall have expired; (e) with respect the first Transaction occurring [***] following the Effective Date, a Power of Attorney duly executed by Seller and notarized to be delivered; (f) the representations and warranties of Seller set forth in Article 8 hereof shall be true and correct in all material respects as if made on and as of the date of each Transaction and the representations of Guarantor set forth in the Guaranty shall be true and correct in all material respects as if made on and as of the date of each Transaction. At the request of Administrative Agent, on behalf of Buyers, Administrative Agent shall have received an officer’s certificate signed by a responsible officer of Seller and Guarantor certifying as to the truth and accuracy of same; (g) Seller shall have performed all agreements to be performed by them hereunder; (h) no Potential Default, Event of Early Termination, Event of Default, Material Adverse Effect with respect to Seller or Guarantor or Cease Funding Event shall have occurred and be continuing or would result from such Transaction;

28 Error! No document variable supplied. (i) no Servicer Termination Event shall have occurred and be continuing and to the extent not already provided, a Servicing Agreement duly executed by the Servicer and Seller or a Servicer Notice, if applicable, shall have been delivered to Administrative Agent, on behalf of Buyers, and the current Servicer has been approved by Administrative Agent; (j) to the extent any amendments or updates to the Underwriting Guidelines relate to the Mortgage Loans proposed to be subject to such Transaction, Administrative Agent, on behalf of Buyers, shall have received a copy of any such amendments or updates certified by Seller to be a true and complete copy (to the extent not already delivered to Administrative Agent, on behalf of Buyers) that clearly identifies the changes to the underwriting guidelines and Administrative Agent, on behalf of Buyers, shall have approved such amendments or updates. Any such amendment shall not apply to Transactions entered into prior to the effective date of the amendment and in no event shall the amendment apply to any Transaction on a retroactive basis. Any such amendment or update may be rejected by Administrative Agent, on behalf of Buyers, in its sole and absolute discretion, by delivering notice of such rejection to Seller following receipt thereof and, for purposes of clarity, any such underwriting guidelines shall, for all purposes hereunder, exclude any such rejected amendment or update; (k) if applicable, Seller shall have deposited (or have caused the Servicer to deposit) all amounts required under Section 6.2(i) into the Collateral Account; (l) [Reserved]; (m) the Purchase Price for each proposed Transaction shall not cause (i) the Aggregate Outstanding Purchase Price to exceed the Aggregate Transaction Limit, and (ii) the Aggregate Outstanding Purchase Price for all relevant Purchased Assets to exceed any Type Sublimit, as applicable; (n) without the prior approval of Administrative Agent, on behalf of Buyers, the Purchase Date for any Transaction shall only occur on a Business Day; (o) Administrative Agent and Buyers shall have determined that it has satisfactorily completed, in the reasonable discretion of Administrative Agent or any such Buyer, any due diligence with respect to Seller, Guarantor, the Purchased Assets, the Transaction or any other matters; (p) [reserved]; (q) the Aggregate Outstanding Purchase Price for any Type of Transaction shall not exceed the applicable Type Sublimit or Maximum Dwell Time; (r) Administrative Agent shall have determined, in its sole discretion, that none of the following shall have occurred and/or be continuing: (i) a material adverse change in the financial condition of Administrative Agent which causes, or would be likely to cause, a material adverse effect on the ability of Administrative Agent to fund any of its obligations under this Agreement; or an event or events shall have occurred in the good faith determination of Administrative Agent resulting in: (i) the effective absence of a “lending market” for financing debt obligations secured by mortgage loans or securities or an event

29 Error! No document variable supplied. or events shall have occurred resulting in Administrative Agent not being able to finance transactions through the “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or event; or (ii) the effective absence of a “whole loan market”, “securities market” for securities backed by mortgage loans or an event or events shall have occurred, resulting in Administrative Agent not being able to sell whole loans or securities backed by mortgage loans at prices which would have been reasonable prior to such event or event; (s) all Purchased Assets subject to a Transaction, and which have not been repurchased by Seller, shall be Eligible Assets; and (t) all other documents as Administrative Agent or its counsel shall have requested, including, without limitation, appraisals, zoning reports, financial information for the related Mortgagor, and any other information related to the related Mortgagor or the related Mortgaged Property. For the avoidance of doubt, notwithstanding that the foregoing conditions may be satisfied with respect to any Transaction request, Administrative Agent and Buyers shall be under no obligation to enter into any Transaction and whether Administrative Agent or any Buyer enters into any Transaction shall be at the discretion of Administrative Agent and each Buyer. 7.3 Satisfaction of Conditions. The entering into of any Transaction prior to or without the fulfillment by Seller of all the conditions precedent thereto, whether or not known to Administrative Agent or Buyers, shall not constitute a waiver by Administrative Agent or any Buyer of the requirements that all conditions, including the non- performed conditions, shall be required to be satisfied with respect to all Transactions. All conditions precedent hereunder are imposed solely and exclusively for the benefit of Administrative Agent, on behalf of Buyers, and may be freely waived or modified in whole or in part by Administrative Agent, on behalf of Buyers. Any waiver or modification asserted by Seller to have been agreed by Administrative Agent, on behalf of Buyers, must be in writing. Administrative Agent and Buyers shall not be liable to Seller for any costs, losses or damages arising from Administrative Agent’s determination that Seller has not satisfactorily complied with any applicable condition precedent. ARTICLE 8 REPRESENTATIONS AND WARRANTIES 8.1 Representations and Warranties Concerning Seller. Seller represents and warrants to and covenants with Administrative Agent and each Buyer that the following representations and warranties are true and correct as of the Effective Date through and until the date on which all obligations of Seller under this Agreement are fully satisfied: (a) Due Formation and Good Standing. It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the full legal power and authority and has all governmental licenses, authorizations, consents and approvals, necessary to own its property and to carry on its business as currently conducted, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary. (b) Authorization. The execution, delivery and performance by it of the Principal Agreements and all other documents and transactions contemplated thereby, are within its

30 Error! No document variable supplied. limited liability company powers, have been duly authorized by all necessary limited liability company action and do not constitute or will not result in (i) a breach of any of the terms, conditions or provisions of its certificate of formation or operating agreement (or corresponding organizational documents if it is not a limited liability company); (ii) a material breach of any legal restriction or any material agreement or instrument to which it is now a party or by which it is bound; (iii) a material default or an acceleration under any of the foregoing; or (iv) the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject. (c) Enforceable Obligation. The Principal Agreements and all other documents contemplated thereby constitute legal, binding and valid obligations of it, enforceable against it in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights. (d) Approvals. The execution and delivery of the Principal Agreements and all other documents contemplated thereby and the performance of its obligations thereunder do not require any license, consent, approval, authorization or other action of any Governmental Authority or any other Person, or if required, such license, consent, approval, authorization or other action has been obtained prior to the Effective Date. (e) Compliance with Laws. It is not in violation of any of its certificate of formation or operating agreement (or corresponding organizational documents if it is not a limited liability company), of any provision of any Applicable Law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority. (f) Financial Condition. All financial statements of Seller (and its Subsidiaries, on a consolidated basis) delivered to Administrative Agent, on behalf of Buyers, fairly and accurately present the financial condition of the parties for whom such statements are submitted. The consolidated financial statements of Seller have been prepared in accordance with GAAP consistently applied throughout the periods involved, and there are no contingent liabilities not disclosed thereby that would adversely affect the financial condition of Seller. Since the close of the period covered by the latest financial statement delivered to Administrative Agent, on behalf of Buyers, with respect to Seller, there has been no material adverse change in the assets, liabilities or financial condition of Seller nor is it aware of any facts that, with or without notice or lapse of time or both, would or could result in any such material adverse change. No event has occurred, including, without limitation, any litigation or administrative proceedings, and no condition exists or, to the knowledge of it, is threatened, that (i) could be expected to render it unable to perform its obligations under the Principal Agreements and all other documents contemplated thereby; (ii) could constitute a Potential Default or Event of Default; or (iii) could result in a Material Adverse Effect. (g) Credit Facilities. The only credit facilities, including repurchase agreements for mortgage loans and mortgage-backed securities, of Seller that are presently in effect and are secured by mortgage loans or provide for the purchase, repurchase or early funding of mortgage loan sales, are with Persons disclosed to Administrative Agent, on behalf of Buyers, at the time of application, or thereafter disclosed to Administrative Agent, on behalf of Buyers, in accordance with Section 9.1.

31 Error! No document variable supplied. (h) Title to Assets. It has good, valid, insurable (in the case of real property) and marketable title to all of its properties and other assets, whether real or personal, tangible or intangible, reflected on the financial statements delivered to Administrative Agent, on behalf of Buyers, except for such properties and other assets that have been disposed of in the ordinary course of business of its business, and all such properties and other assets are free and clear of all liens except as disclosed in such financial statements. (i) Litigation. Except as set forth on Schedule 5 hereto, there is no action, proceeding or investigation pending with respect to which Seller has received service of process or, to the best of Seller’s knowledge threatened against it before any court, administrative agency or other tribunal (A) making a claim individually in an amount greater than [***] or in an aggregate amount greater than [***] or (B) which challenges the validity or enforceability of any Principal Agreement. (j) Payment of Taxes. It and its Subsidiaries have timely filed all Federal, all income and all other material tax returns and reports required to be filed and has paid all income and other material taxes, assessments, fees and other governmental charges levied upon it or its property or income (whether or not shown on such tax returns) that are due and payable, including interest and penalties, or has provided adequate reserves for the payment thereof in accordance with GAAP and, in the case of an assessment, is contesting such payment in good faith and by proper proceedings. Any taxes, fees and other governmental charges payable by it or its Subsidiaries in connection with a Transaction and the execution and delivery of the Principal Agreements have been paid. (k) No Defaults. It is not in default (after giving effect to all applicable grace or cure periods) under any Debt in excess of [***] to which it is a party or by which it is bound in any respect, where the occurrence of such default permits the acceleration of such Debt. (l) ERISA. Each Plan is in compliance in all material respects with the requirements of ERISA and the Code, and no Reportable Event has occurred with respect to any Plan. Except as would not reasonably be expected to have a Material Adverse Effect, no Plan is considered to be an “at-risk” plan within the meaning of Section 430 of the Code or Section 303 of ERISA. Except as would not reasonably be expected to have a Material Adverse Effect, Seller does not provide or have any obligation to provide or have any liability with respect to any material medical or health benefits to former employees other than as required by the Consolidated Omnibus Budget Reconciliation Act, as amended, or similar state or local law (collectively, “COBRA”). None of the assets of Seller are “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. Seller is not subject to any law applicable to governmental plans, which is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code and that would be violated by any of the Transactions. Seller and ERISA Affiliates have made all required contributions to each Plan, and to each Multiemployer Plan to which it is obligated to contribute, except as would not reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, no event or condition described in clauses (a) through (f) of Section 9.10 has occurred or exists, other than an event or condition with respect to which notice has been provided in accordance with Section 9.10. (m) True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing, or made available for viewing, by or on behalf of Seller or any of its Affiliates or Subsidiaries to Administrative Agent, on behalf of

32 Error! No document variable supplied. Buyers, in connection with the negotiation, preparation or delivery of this Agreement and the other Principal Agreements or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished or made available, as applicable, after the date hereof by or on behalf of Seller or any of its Affiliates or Subsidiaries to Administrative Agent, on behalf of Buyers, in connection with this Agreement and the other Principal Agreements and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to it that, after due inquiry, could have a Material Adverse Effect that has not been disclosed herein, in the other Principal Agreements or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished in writing to Administrative Agent, on behalf of Buyers, for use in connection with the transactions contemplated hereby or thereby. (n) Ownership; Priority of Liens. Seller owns all Assets identified in the Transactions Terms Letter that are to become Purchased Assets on the related Purchase Date, and any Transaction shall convey all of Seller’s right, title and interest in and to the related Purchased Assets and other Purchased Items to Administrative Agent, on behalf of Buyers, including with respect to each Purchased Mortgage Loan, the Servicing Rights related thereto. This Agreement creates in favor of Administrative Agent, on behalf of Buyers, a valid, enforceable first priority lien and security interest in the Purchased Assets and other Purchased Items, prior to the rights of all third Persons and subject to no other liens. (o) Investment Company Act. Neither Seller nor any of its Subsidiaries is required to register, nor will Seller or any of its Subsidiaries be required to register as a result of the transactions contemplated hereby, as an “investment company” under the Investment Company Act of 1940 (as amended, the “Investment Company Act”) and although there may be additional exclusions or exemptions available to Seller, Seller will rely on Section 3(c)(5)(C) under the Investment Company Act for its exclusion from the definition of “investment company”; no one acting on Seller’s behalf has taken any action that would require registration of Seller under the Investment Company Act, and no one acting on Seller’s behalf has authorized or will authorize any Person to act in such manner. No Transaction represents an “ownership interest” in Seller for purposes of the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act). Seller is structured so as not to constitute a “covered fund” as defined in the final regulations issued December 10, 2013, implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act). (p) Filing Jurisdictions; Relevant States. Schedule 1 hereto sets forth all of the jurisdictions and filing offices in which a financing statement should be filed in order for Administrative Agent, on behalf of Buyers, to perfect its security interest in the Purchased Assets and other Purchased Items; provided that the list of such jurisdictions and filing offices may change upon notice by Seller to Administrative Agent, on behalf of Buyers, in accordance with Section 9.2(j). Seller originates or has originated or anticipates originating Mortgage Loans in its own name or through brokers in all fifty (50) states.

33 Error! No document variable supplied. (q) Seller Solvent; Fraudulent Conveyance. As of the date hereof and immediately after giving effect to each Transaction, the fair value of the assets of it is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of it in accordance with GAAP) of it and it is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. It does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. It is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of it or any of its assets. It is not transferring any Assets with any intent to hinder, delay or defraud any of its creditors. (r) Collateral Account. If applicable, all funds required pursuant to this Agreement, any Servicing Agreement or any Servicer Notice, if applicable, to be segregated and deposited into the Collateral Account have been so segregated and deposited as required by, and in accordance with this Agreement. (s) Chief Executive Office. Except as identified pursuant to a notice delivered in accordance with Section 9.2(j), its chief executive office is located at [***]. (t) No Adverse Selection. Seller used no selection procedures that identified Assets offered for sale to Buyers hereunder as being less desirable or valuable than other comparable Assets owned by it. (u) [Reserved]. (v) Anti-Money Laundering Laws. It has complied with all applicable anti-money laundering laws and regulations, including without limitation the Patriot Act (collectively, the “Anti-Money Laundering Laws”); it has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the acquisition of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. (w) Legal and Beneficial Owners of Equity Interests in Seller. The only equity (or other ownership) interest in Seller consists of member interests. The sole legal and beneficial owners of an equity interest in Seller (each an “Owner” and, collectively, the “Owners”) and the nature of each Owner’s interest are set forth on Schedule 2 attached to, and made a part of, this Agreement. (x) Trade Names. All trade names of each of Seller and its Subsidiaries have been disclosed to and approved in writing by Administrative Agent, on behalf of Buyers. (y) Environmental and Regulatory Compliance. The operations of Seller and its Subsidiaries and each of the real properties owned by them and, to the Seller’s best knowledge, each of the real properties leased by any of them, are presently in compliance in all material respects with, and has in full force and effect, all material permits or approvals required by all applicable building, zoning, antipollution, hazardous substance, hazardous material, oil, environmental, health, safety or other laws, ordinances or regulations, and

34 Error! No document variable supplied. the Seller has not received notification that any of them or any of such properties is in violation of any of the foregoing provisions. No inquiry, notice or threat to give notice by any governmental authority or third party has been received by Seller or any of its Subsidiaries with respect to the generation, storage, disposal, release or threat of release of any hazardous substance or hazardous material, or with respect to any violation of any federal, state or local environmental, health or safety statute or regulation. (z) Anti-Terrorism; OFAC. (i) Neither it nor any Person controlling or controlled by it nor any Person having a direct beneficial interest in it nor any Person for whom it is acting as agent or nominee in connection with this transaction (1) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”), (2) engages in any dealings or transactions prohibited by Section 2 of the Executive Order, or is otherwise associated with any such Person in any manner violative of Section 2 of the Executive Order, or (3) is a Person on the list of Specially Designated Nationals and Blocked Persons or is in violation of the limitations or prohibitions under any other OFAC regulation or executive order. (ii) No part of the proceeds of the Purchase Price will be used, directly or indirectly, by any Person for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. (iii) It acknowledges by executing this Agreement that Administrative Agent, on behalf of Buyers, has notified it that, pursuant to the requirements of the Patriot Act, Administrative Agent, on behalf of Buyers, is required to obtain, verify and record such information as may be necessary to identify Seller, and confirm that the administrator of it (or the administrator of the applicable direct or indirect owner of Equity Interests of it) has obtained, verified and recorded such information as may be necessary to identify any Person owning ten percent (10%) or more of the direct Equity Interests of it (including, without limitation, the name and address of such Person), in each case, in accordance with the Patriot Act. 8.2 Representations and Warranties Concerning Purchased Assets. Seller represents and warrants to and covenants with Administrative Agent and Buyers that the representations and warranties contained on Exhibit H hereto are true and correct with respect to each Purchased Asset as of the related Purchase Date through and until the related Repurchase Date. 8.3 Continuing Representations and Warranties. By submitting a Transaction Request hereunder, Seller shall be deemed to have represented and warranted the truthfulness, correctness and completeness of the representations and warranties set forth in Exhibit H hereto. 8.4 Amendment of Representations and Warranties. From time to time, the representations and warranties set forth in Exhibit H hereto may be amended by mutual agreement among

35 Error! No document variable supplied. Administrative Agent, Buyers and Seller. Any such amendment shall not apply to Transactions entered into prior to the effective date of the amendment and in no event shall the amendment apply to any Transaction on a retroactive basis. ARTICLE 9 AFFIRMATIVE COVENANTS Seller hereby covenants and agrees with Administrative Agent and Buyers that during the term of this Agreement and for so long as there remain any obligations of Seller to be paid or performed under the Principal Agreements: 9.1 Financial Statements and Other Reports. Seller shall deliver to Administrative Agent, on behalf of Buyer, each of the financial statements, reports, documents and other deliverables as set forth on Schedule 4 hereto, which may be updated from time to time by Administrative Agent in its sole discretion by delivering an updated Schedule 4 to Seller. 9.2 Notice. Seller shall give Administrative Agent, on behalf of Buyers, prompt (but in no event later than [***] after becoming aware, except for clause (p), with respect to which notice shall be provided immediately upon becoming aware) written notice, in reasonable detail, of: (a) any action, suit or proceeding instituted by or against Seller in any federal or state court or before any commission or other regulatory body (federal, state or local, foreign or domestic), or any such action, suit or proceeding threatened against Seller, in any case, if such action, suit or proceeding, or any such action, suit or proceeding threatened against Seller, (i) involves a potential liability, on an individual or aggregate basis, with respect to which there is a reasonable likelihood that such action, suit or proceeding will result in a liability equal to or greater than $[***], (ii) that causes the aggregate outstanding potential liability of actions, suits and proceedings with respect to which there is a reasonable likelihood of an adverse determination to exceed $[***], (iii) is reasonably likely to result in a Material Adverse Effect with respect to Seller, or (iv) questions or challenges the validity or enforceability of any of the Principal Agreements; provided, that, in each case, Seller shall not be required to deliver notice of any action, suit, proceeding or other items set forth on Schedule 5 hereto; (b) the filing, recording or assessment of any federal, state or local tax lien against Seller, or any of Seller’s assets, unless such filing, recording or assessment could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect with respect to Seller; (c) the occurrence of any Potential Default or Event of Default; (d) the actual, or threatened in writing, material suspension, revocation or termination (other than a termination by Seller without cause) of Seller’s licensing or eligibility, in any respect, as an approved, licensed lender, seller, mortgagee or servicer of assets similar to the Purchased Assets; (e) the suspension, revocation or termination of any existing mortgage loan repurchase or warehouse facility for assets similar to the Purchased Assets (other than an ordinary course termination); (f) any Purchased Asset ceases to be an Eligible Asset;

36 Error! No document variable supplied. (g) any Approved Investor that threatens in writing to set-off amounts owed by Seller to such Approved Investor against the purchase proceeds owed by the Approved Investor to Seller for the Purchased Assets (excluding amounts owed by Seller to the Approved Investor which are directly related to Purchased Assets and which are expressly allowed to be set-off by the Approved Investor pursuant to the related Bailee Agreement); (h) any fact that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Principal Agreements or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Administrative Agent, on behalf of Buyers, for use in connection with the transactions contemplated hereby or thereby; (i) any other action, event or condition of any nature that could reasonably be expected to lead to or result in a Material Adverse Effect with respect to Seller or that, with notice or lapse of time or both, would constitute a default under any material agreement, instrument or indenture to which Seller is a party or to which Seller, its properties or assets may be subject; (j) any (i) change to the location of its chief executive office/chief place of business from that specified in Section 8.1(s), (ii) change in the name or corporate structure (or the equivalent) of Seller or change in the location where Seller maintains its records with respect to the Purchased Assets or any Purchased Items, or (iii) reincorporation or reorganization of Seller under the laws of another jurisdiction; (k) in each case, other than in the ordinary course, upon Seller becoming aware of (i) the commencement of any material non-routine investigation or the institution of any proceeding or the threat in writing of institution of any proceeding against Seller by any supervisory or regulatory Governmental Authority supervising or regulating the origination or servicing of mortgage loans by, or the issuer or seller status of, Seller or (ii) the commencement of any material investigation, or the institution of any material proceeding or the threat in writing of institution of any material proceeding against Seller by any city, county or municipal supervisory or regulatory Governmental Authority supervising or regulating the origination or servicing of mortgage loans by, or the issuer or seller status of Seller; (l) upon Seller becoming aware that it or any Servicer will change the identity or location of the Collateral Account; (m) any change to the date on which Seller’s fiscal year begins from Seller’s current fiscal year beginning date; (n) following the Effective Date, any settlement with, or issuance of a consent order by, any Governmental Authority, in which the fines, penalties, settlement amounts or any other amounts owed by Seller thereunder exceeds $[***]in the aggregate; (o) a Servicer failing to maintain a rating with Fitch Ratings, Inc. of RSS3- or such other comparable rating as approved by the Administrative Agent; (p) any final judgment or decree entered against Seller or any of its Affiliates or Subsidiaries by a court, administrative tribunal or other body having jurisdiction involving a liability of $[***] or more.

37 Error! No document variable supplied. 9.3 Existence, Etc.. Seller shall (a) preserve and maintain its legal existence and all of its governmental licenses, authorizations, consents and approvals necessary for Seller to conduct its business and to perform its obligations under the Principal Agreements, (b) comply with the requirements of all Applicable Laws, rules, regulations and orders of Governmental Authorities (including, without limitation, truth in lending, real estate settlement procedures and all environmental laws) if the failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect, (c) maintain adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, and (d) pay and discharge all income and other taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its properties prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP. 9.4 Servicing of Mortgage Loans Subject to Section 6.2, Seller shall, and pursuant to the applicable Servicing Agreement, Seller shall cause each Servicer to, service all Purchased Mortgage Loans at Seller’s expense and without charge of any kind to Administrative Agent or any Buyer. Seller may delegate its obligations hereunder to service the Purchased Mortgage Loans (subject to Section 6.2) to one or more Servicers; provided that any such Servicer has been approved by Administrative Agent, on behalf of Buyers, and such Servicer has executed a Servicing Agreement, in a form acceptable to Administrative Agent, on behalf of Buyers, with Seller. The failure of Seller to obtain the prior approval of Administrative Agent, on behalf of Buyers, regarding the delegation of its servicing obligations to a Servicer shall be considered an Event of Default hereunder. In any event, Seller or its delegate shall service such Purchased Mortgage Loans with the degree of care and in accordance with the servicing standards generally prevailing in the industry. 9.5 Evidence of Purchased Assets. Seller shall indicate on its books and records (including its computer records) that each Purchased Asset has been included in the Purchased Items. 9.6 Defense of Title; Protection of Purchased Items. Seller warrants and will defend the right, title and interest of Administrative Agent and each Buyer in and to all Purchased Items against all adverse claims and demands of all Persons whomsoever. Seller will comply with all Applicable Laws, rules and regulations of any Governmental Authority applicable to Seller or relating to the Purchased Assets and cause the Purchased Assets to comply with all Applicable Laws, rules and regulations of any such Governmental Authority. Following an Event of Default that is continuing, Seller shall allow Administrative Agent and any Buyer (a) to inspect any Mortgaged Property relating to a Purchased Mortgage Loan; (b) to appear in or intervene in any proceeding or matter affecting any Purchased Asset or other Purchased Item or the value thereof; (c) to initiate, commence, appear in and defend any foreclosure, action, bankruptcy or proceeding which could affect Administrative Agent’s or any Buyer’s ownership or security of the Purchased Items or the value thereof, or the rights and powers of Administrative Agent and Buyers; (d) to contest by litigation or otherwise any lien asserted against any Purchased Mortgage Loan (or against the related Mortgaged Property) or against any other Purchased Item, the improvements, or the personal property identified therein; and/or (e) to make payments on account of such encumbrances, charges, or liens and to service any Purchased Mortgage Loans and take any action it may deem appropriate to collect all amounts due and owing with respect to any Purchased Items or any part thereof or to enforce any rights with respect thereto. All reasonable costs and expenses, including reasonable attorneys’ fees (including, but not limited to, those incurred on appeal), that Administrative Agent or Buyers may incur with respect to any of the foregoing and any expenditures it may make to protect or preserve the Purchased Items or the

38 Error! No document variable supplied. rights of Administrative Agent and Buyers, shall be payable by Seller. Seller shall repay the same to Administrative Agent, on behalf of Buyers, upon demand with interest, at the Default Rate, from the date any such expenditure shall have been made until the day it is repaid. 9.7 Further Assurances. Seller shall, at its expense, promptly procure, execute and deliver to Administrative Agent, on behalf of Buyers, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Seller in this Agreement. 9.8 Fidelity Bonds and Insurance. Seller shall maintain an insurance policy covering against loss or damage relating to or resulting from any breach of fidelity by Seller, or any officer, director, employee or agent of Seller, any loss or destruction of documents (whether written or electronic), fraud, theft, misappropriation and errors and omissions, such that Administrative Agent, on behalf of Buyers, shall have the right to pursue any claim for coverage available to any named insured to the full extent allowed by law. This policy shall name Administrative Agent, on behalf of Buyers, as a loss payee with an unlimited right of action. Seller shall or shall cause to be provided notice of cancellation or reduction in the terms of any such insurance. 9.9 [Reserved]. 9.10 ERISA. As soon as reasonably possible, and in any event within [***] after Seller has knowledge or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists and such events or conditions would reasonably be expected to have a Material Adverse Effect, a statement signed by a senior financial officer of Seller setting forth details respecting such event or condition and the action, if any, that Seller or any of its respective ERISA Affiliates, as applicable, propose to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Seller or any of its respective ERISA Affiliates with respect to such event or condition): (a) any Reportable Event or failure to meet minimum funding standards with respect to a Plan; provided that a failure to meet the minimum funding standard of Section 412 of the Code or Sections 302 or 303 of ERISA with respect to a Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(c) of the Code or any request for a waiver under Section 412(c) of the Code for any Plan; (b) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by Seller or an ERISA Affiliate to terminate any Plan; (c) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Seller, Guarantor, any Subsidiary thereof or their respective ERISA Affiliates of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan; (d) the complete or partial withdrawal from a Multiemployer Plan by Seller, Guarantor, any Subsidiary thereof or their respective ERISA Affiliates that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Seller, Guarantor, any Subsidiary thereof or their respective ERISA Affiliates of notice from a Multiemployer Plan that it is in

39 Error! No document variable supplied. insolvency pursuant to Section 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; (e) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Seller, Guarantor, any Subsidiary thereof or their respective ERISA Affiliates to enforce Section 515 of ERISA, which proceeding is not dismissed within [***]; and (f) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) and Section 436 of the Code, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Seller, Guarantor, any Subsidiary thereof or their respective ERISA Affiliates fails to timely make a contribution or provide security to such Plan in accordance with the provisions of said Sections. 9.11 [Reserved]. 9.12 [Reserved]. 9.13 Financial Covenants. Seller and Guarantor shall, at all times, comply with the financial covenants contained in the Section of the Transactions Terms Letter titled “Financial Covenants.” 9.14 Most Favored Status. Seller, Administrative Agent and Buyers each agree that should Seller, Guarantor or any Affiliate thereof enter into a repurchase agreement or credit facility that is substantially similar to the Transactions contemplated hereunder in respect of asset type and term with any Person other than Administrative Agent or any Buyer or an Affiliate of Administrative Agent or any Buyer which by its terms provides more favorable terms to buyer, lender or other party with respect to such repurchase agreement or credit facility, as applicable, with respect to any financial covenants set forth in this Agreement or any other financial covenants intended to test the creditworthiness of the Guarantor or Seller (a “More Favorable Agreement”), then the Seller shall provide notice to Administrative Agent, on behalf of Buyers, of such more favorable terms contained in such More Favorable Agreement (including a summary thereof) and the terms of this Agreement shall be deemed automatically amended to include such more favorable terms contained in such More Favorable Agreement. 9.15 Late Payment Fee. If the entire amount of any required principal and/or interest payment is not paid in full within [***] after the same is due, including following any demand therefor in connection with acceleration of the same pursuant to Section 11.3, Seller will pay to Administrative Agent a late fee equal to the Late Payment Fee. ARTICLE 10 NEGATIVE COVENANTS Seller hereby covenants and agrees with Administrative Agent and Buyers that during the term of this Agreement and for so long as there remain any obligations of Seller to be paid or performed under this Agreement, Seller shall comply with the following: 10.1 Lines of Business. Seller shall not engage to any substantial extent in any line or lines of business activity other than the businesses generally carried on by it as of the Effective Date and reasonable extensions and developments thereof and businesses reasonably similar, ancillary or complementary thereto.

40 Error! No document variable supplied. 10.2 Debt and Subordinated Debt. Seller shall not, either directly or indirectly, without the prior written consent of Administrative Agent, on behalf of Buyers, pay any Debt or Subordinated Debt if such payment shall cause an Event of Default. Further, if an Event of Default shall have occurred and for as long as such is continuing, Seller shall not, either directly or indirectly, without the prior written consent of Administrative Agent, on behalf of Buyers, make any payment of any kind thereafter on such Debt or Subordinated Debt until all obligations of Seller hereunder have been paid and performed in full; provided, that Seller shall be permitted, without the prior written consent of Administrative Agent, on behalf of Buyers, to make ordinary course payments under any Debt (other than Subordinated Debt). Each of Administrative Agent, Buyers and Seller hereby acknowledges and agrees that the payments permitted to be made by Seller pursuant to this Section 10.2 shall specifically exclude any optional payment with respect to, or early refinancing of, any Debt or Subordinated Debt. 10.3 Loss of Eligibility. Seller shall not, either directly or indirectly, without the prior written consent of Administrative Agent, on behalf of Buyers, take, or fail to take, any action that would cause Seller to lose all or any part of its status as an eligible lender, seller, mortgagee or servicer or willfully terminate its status as an eligible lender, seller, mortgagee or servicer. 10.4 Liens on Purchased Assets and Purchased Items. Seller acknowledges that with respect to each Transaction, Seller shall have sold the Purchased Assets and related Purchased Items and Seller shall have granted to Administrative Agent, on behalf of Buyers, a first priority security interest in such assets in the event such Transaction is deemed a loan. Accordingly, Seller shall not grant, create, incur, assume or suffer to exist any lien upon the Purchased Assets or the Purchased Items, other than as granted to Administrative Agent, on behalf of Buyers, herein. 10.5 Transactions with Affiliates. Seller shall not, directly or indirectly, enter into any transaction with its Affiliates, if any, without the prior written consent of Administrative Agent, on behalf of Buyers, including, without limitation, (a) making any loan, advance, extension of credit or capital contribution to an Affiliate, (b) transferring, selling, pledging, assigning or otherwise disposing of any of its assets to or on behalf of an Affiliate, (c) purchasing or acquiring assets from an Affiliate, or (d) paying management fees to or on behalf of an Affiliate; provided, however, that Seller may, without the prior written consent of Administrative Agent, on behalf of Buyers, and provided that an Event of Default is not existing and will not occur as a result thereof, engage in a transaction(s) with any or all of its Affiliates if (i) such transaction is in the ordinary course of Seller’s business, and (ii) such transaction is upon fair and reasonable terms no less favorable to Seller had Seller entered into a comparable arm length’s transaction with a Person which is not an Affiliate. 10.6 Consolidation, Merger, Sale of Assets and Change of Control. Seller shall not, directly or indirectly, (a) wind up, liquidate or dissolve its affairs; (b) enter into any transaction of merger or consolidation with any Person; (c) convey, sell, lease or otherwise dispose of, or agree to do any of the foregoing at any future time, all or substantially all of its property or assets; (d) form or enter into any partnership, joint venture, syndicate or other combination which could be reasonably likely to result in a Material Adverse Effect with respect to Seller; or (e) allow a Change of Control to occur with respect to Seller; provided, however, that Seller may, without the prior written consent of Administrative Agent, on behalf of Buyers, and provided that a Potential Default or an Event of Default is not existing and will not occur as a result thereof: (i) merge or consolidate with any Person if Seller is the surviving and controlling entity, and (ii) in the ordinary course of Seller’s mortgage banking business, sell equipment that is uneconomic or obsolete and acquire Mortgage Loans for resale and sell Mortgage Loans.

41 Error! No document variable supplied. 10.7 Purchased Items. Seller shall not attempt to resell, reassign, retransfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber any of the Purchased Assets or other Purchased Items or any interest therein. 10.8 Secondary Marketing, Underwriting, Third Party Origination and Interest Rate Risk Management Practices. Seller shall not, without the prior notification to Administrative Agent, on behalf of Buyers, change in any material respect any secondary marketing, underwriting, third party origination and interest rate risk management practices of Seller that exist as of the Effective Date. It shall be deemed an Event of Default hereunder if Seller changes any of the foregoing practices without having given such prior notice to Administrative Agent, on behalf of Buyers. 10.9 Distributions. If an Event of Default has occurred and is continuing, Seller shall not pay any dividends with respect to any capital stock or other equity interests in such entity, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller. ARTICLE 11 DEFAULTS AND REMEDIES 11.1 Events of Default. The occurrence of any of the following conditions or events shall be an Event of Default: (a) failure of Seller to transfer the Purchased Assets to Administrative Agent and the applicable Buyer on the applicable Purchase Date (provided that Administrative Agent, on behalf of the applicable Buyers, has tendered the related Purchase Price); (b) failure of Seller to (i) repurchase the Purchased Assets on the applicable Repurchase Date, (ii) repurchase Purchased Assets pursuant to Section 2.9, (iii) perform its obligations under Section 6.2(i)(i) or Section 6.3(b) or (iv) pay any other amount due under the Principal Agreements within [***] of the date such amount is due; (c) failure of Seller or Guarantor to deliver any report (including financial statements) required to be delivered hereunder or under any Principal Agreement or Servicing Agreement within [***] of the date such report was due; (d) [reserved]; (e) Seller’s representation and warranty in Section 8.1(o) shall be false or misleading at any time or Guarantor’s representation and warranty in Article 3 of the Guaranty Agreement shall be false or misleading at any time; (f) a Material Adverse Effect with respect to Seller or Guarantor shall occur; (g) Seller, Guarantor or any Subsidiary or Affiliate of Seller or Guarantor shall default (after giving effect to all applicable grace or cure periods) under, or fail to perform as required under, or shall otherwise breach the terms of any Debt in excess of $[***]between Seller or Guarantor or such other entity, on the one hand, and any other Person on the other, where, in each case, the occurrence of such default, failure or breach permits the acceleration of such Debt;

42 Error! No document variable supplied. (h) any representation, warranty or certification made or deemed made herein by Seller in any of Section 8.1 (a) (Due Formation and Good Standing); 8.1(f) (Financial Condition); 8.1(h) (Title to Assets); 8.1(k) (No Defaults); 8.1(l) (ERISA); 8.1(n) (Ownership; Priority of Liens): 8.1(o) (Investment Company Act); 8.1(q) (Seller Solvent; Fraudulent Conveyance); 8.1(v) (Anti-Money Laundering Laws) or 8.1(z) (Anti-Terrorism; OFAC), and in each case, shall prove to have been false or misleading in any material respect as of the time made or furnished; (i) any representation, warranty or certification made or deemed made herein (and not identified in clause (h) or clause (l) of this Section 11.1) or in any other Principal Agreement by Seller or Guarantor or any certificate furnished to Administrative Agent, on behalf of Buyers, pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished if such breach is not cured within [***]; provided that the representations and warranties set forth in Section 8.2 and Section 8.3 shall be considered solely for the purpose of determining the Asset Value of the Purchased Assets; (j) the failure of Seller to perform, comply with or observe any term, covenant or agreement applicable to Seller or Guarantor as contained in any of Section 9.2 (Notice); 9.10 (ERISA); 9.13 (Financial Covenants); 9.14 (Most Favored Status); 10.2 (Debt and Subordinated Debt); 10.4 (Liens on Purchased Assets and Purchased Items); 10.7 (Purchased Items) or 10.9 (Distributions), and in each case, and such occurrence or any default shall not have been remedied within the cure period provided therein; (k) the failure of Seller or Guarantor to perform, comply with or observe any term, covenant or agreement (and not identified in clause (j) or clause (l) of this Section 11.1) applicable to Seller or Guarantor as contained in this Agreement or in any other Principal Agreement and such occurrence or any default shall not have been remedied within the cure period provided therein, within [***]; (l) the failure of Guarantor to perform, comply with or observe any representation, warranty, certification, covenant or agreement as contained in any of Section 3(a)(i); 3(a)(vi); 3(a)(xi); 3(a)(xii); 3(a)(xiv); 3(a)(xv); 3(a)(xvi); 3(a)(xvii); 3(b)(xi); 3(b)(xii); 3(b)(xiv); 3(b)(xviii); (3)(b)(xxi); (3)(b)(xxiii); (3)(b)(xxvi) of the Guaranty, and in each case, and such occurrence or any default shall not have been remedied within the cure period provided therein; (m) [reserved]; (n) an Insolvency Event shall have occurred with respect to Seller, Guarantor or any of their respective Affiliates or Subsidiaries; or Seller or Guarantor shall admit in writing its inability to, or intention not to, perform any of its obligations under this Agreement or any of the other Principal Agreements; (o) one or more judgments or decrees shall be entered against Seller, Guarantor or any of their Affiliates or Subsidiaries by a court, administrative tribunal or other body having jurisdiction involving a liability of $[***] or more (to the extent that it is, in the reasonable determination of Administrative Agent, on behalf of Buyers, uninsured and provided that any insurance or other credit posted in connection with an appeal shall not be deemed insurance for these purposes) and the same shall not be satisfied, discharged

43 Error! No document variable supplied. (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured within [***] from the date of entry thereof; (p) any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to (i) condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property or assets of Seller, Guarantor or any of their Affiliates or Subsidiaries; (ii) displace the management of Seller, Guarantor or any of their Affiliates or Subsidiaries or to curtail its authority in the conduct of their respective business; or (iii) to remove, limit or restrict the approval of Seller, Guarantor or any of their Affiliates or Subsidiaries as an issuer, buyer or a seller/servicer of Mortgage Loans or securities backed thereby, and any such action provided for in this Section 11.1(p) shall not have been discontinued or stayed within [***]; (q) Seller or Guarantor shall disavow its obligations hereunder or under any other Principal Agreement or shall contest the validity or enforceability of (i) the Principal Agreements or (ii) Administrative Agent’s or any Buyer’s interest in any Purchased Assets or other Purchased Items; (r) [reserved]; (s) a Change of Control with respect to Seller or Guarantor shall occur without Administrative Agent’s prior written consent, as determined in Administrative Agent’s sole discretion; (t) a Servicer Termination Event shall occur and Seller has not appointed a Successor Servicer acceptable to Administrative Agent, on behalf of Buyers within [***] following such Servicer Termination Event, and delivered a fully executed Servicing Agreement and Servicer Notice, if applicable, with such Successor Servicer, within [***] following such Servicer Termination Event; (u) [reserved]; (v) if Servicer is an Affiliate of Seller, a Servicer fails to make any servicing advance required to be made under the related Servicing Agreement, the related Servicer Notice, or this Agreement, as applicable, with respect to the Purchased Assets; (w) failure of any Servicer that is an Affiliate of Seller to perform, comply with or observe any term, covenant or agreement applicable to Seller contained in Section 9.14; (x) any Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States District Court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof Seller’s liability, Guarantor’s liability, or any ERISA Affiliate’s liability to the PBGC, the Plan or any other entity on termination under the Plan exceeds the then-current value of assets accumulated in such Plan (or in the case of a termination involving Seller, Guarantor, or any ERISA Affiliate, as a “substantial employer” (as defined in Section 4001 (a)(2) of ERISA) the withdrawing employer’s proportionate share of such excess shall exceed such amount) and such liability would reasonably be expected to have a Material Adverse Effect;

44 Error! No document variable supplied. (y) Seller, Guarantor or any of their respective ERISA Affiliates, in each case, as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability and such liability would reasonably be expected to have a Material Adverse Effect; (z) (i) any Seller shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) a determination is made that a Plan is “at risk” (within the meaning of Section 303 of ERISA) or any Lien in favor of the PBGC or a Plan shall arise on the assets of Seller, Guarantor, or any ERISA Affiliates, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Administrative Agent, on behalf of Buyers, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) Seller, Guarantor, or any ERISA Affiliates shall, or in the reasonable opinion of Administrative Agent, on behalf of Buyers, is likely to, incur any liability in connection with a withdrawal from, or the insolvency of, a Multiemployer Plan, (vi) Seller, Guarantor, or any of their respective ERISA Affiliates shall file an application for a minimum funding waiver under Section 302 of ERISA or Section 412 of the Code with respect to any Plan, (vii) any obligation of Seller or Guarantor for post-retirement medical costs (other than as required by COBRA) exists, or (viii) any other event or condition shall occur or exist with respect to a Plan, (ix) the assets of Seller or Guarantor become “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA or (x) Seller, Guarantor or any Subsidiary is subject to any law applicable to governmental plans, which is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code and that would be violated by any of the Transactions, and in each case in clauses (i) through (viii) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material adverse Effect; or (aa) if any regulatory enforcement action is instituted against Seller or Guarantor by any Governmental Authority. With respect to any Event of Default which requires a determination to be made as to whether such Event of Default has occurred, such determination shall be made in Administrative Agent’s, on behalf of Buyers, discretion and Seller hereby agrees to be bound by and comply with any such determination by Administrative Agent. If Administrative Agent, on behalf of Buyers, expressly waives an Event of Default in writing, then such Event of Default shall be deemed to not be continuing. 11.2 Events of Early Termination. (a) The occurrence of any of the following conditions or events shall be an Event of Early Termination: (i) If following the Effective Date, (A) Seller or Guarantor has entered into any settlement with, or consented to the issuance of a consent order by, any Governmental Authority in which the fines, penalties, settlement amounts or any other amounts owed by Seller or Guarantor, as applicable, thereunder exceed $[***] in the aggregate in the calendar year following the Effective Date and (B) Administrative Agent, on behalf of Buyers, has not, within [***] following Seller’s or Guarantor’s, as applicable, entry into such settlement or consent, provided Seller or Guarantor, as applicable, with written notice that such

45 Error! No document variable supplied. settlement or consent by Seller or Guarantor, as applicable, is acceptable to Administrative Agent; (ii) One or more judgments or decrees shall be entered against Seller or Guarantor or any of their Affiliates or Subsidiaries involving a liability of $[***]or more (to the extent that it is, in the reasonable determination of Administrative Agent, on behalf of Buyers, uninsured and provided that any insurance or other credit posted in connection with an appeal shall not be deemed insurance for these purposes), and Seller or Guarantor, as applicable, has satisfied all such judgments or decrees; (iii) A Servicer Termination Event shall occur and Seller has not appointed a Successor Servicer acceptable to Administrative Agent, on behalf of Buyers within [***] following such Servicer Termination Event, and delivered a fully executed Servicing Agreement and Servicer Notice, if applicable, with such Successor Servicer, within [***] following such Servicer Termination Event; (iv) Seller has opted to wind down this facility pursuant to Section 4.5(a) or (b); or (v) Seller shall violate Section 10.8. Any determination to be made as to whether such Event of Early Termination has occurred shall be made in Administrative Agent’s discretion and Seller hereby agrees to be bound by and comply with any such determination by Administrative Agent. An Event of Early Termination shall be deemed to be continuing unless expressly waived by Administrative Agent in writing, but shall be deemed to be not continuing upon Administrative Agent’s express written waiver. (b) Upon the occurrence of an Event of Early Termination, Administrative Agent, on behalf of Buyers, may, by notice to Seller, (i) immediately terminate the obligation of Administrative Agent and any such Buyer to enter into Transactions hereunder and (ii) declare all or any portion of the Repurchase Prices related to the outstanding Transactions to be due and payable. The failure by Seller to repay such Repurchase Prices in accordance with the foregoing shall constitute an Event of Default under Section 11.1. Administrative Agent and Buyers shall be entitled to all rights and remedies in Section 11.3. Administrative Agent’s request for repayment of the Repurchase Prices pursuant to Section 11.2(b) shall not affect the outstanding obligations of Seller under this Agreement or any other Principal Agreement and all such outstanding obligations and the rights and remedies afforded Administrative Agent and each Buyer in connection therewith, including, without limitation, those rights and remedies afforded Administrative Agent and each Buyer under this Agreement, shall survive the termination of this Agreement. For the avoidance of doubt, Administrative Agent and Buyers shall not be liable to Seller for any costs, loss or damages arising from or relating to a termination by Administrative Agent, on behalf of Buyers, in accordance with any subsection of this Section 11.2. 11.3 Remedies. Upon the occurrence of an Event of Default, Administrative Agent, on behalf of Buyers, may, by notice to Seller, declare all or any portion of the Repurchase Prices related to the outstanding Transactions to be immediately due and payable, whereupon the same shall become

46 Error! No document variable supplied. immediately due and payable, and the obligation of Administrative Agent, on behalf of Buyers, to enter into Transactions shall thereupon terminate; provided that the acceleration of all Repurchase Prices and termination of Administrative Agent’s and each Buyer’s obligation to enter into Transactions shall immediately occur upon the occurrence of an Event of Default under Section 11.1 (h), (j), (l), (o), and (p), notwithstanding that Administrative Agent and Buyers may not have provided any such notice to Seller. Further, it is understood and agreed that upon the occurrence of an Event of Default that has not been waived, Seller shall strictly comply with the negative covenants contained in Article 10 hereunder and in no event shall Seller declare and pay any dividends, incur additional Debt or Subordinated Debt, make payments on existing Debt or Subordinated Debt or otherwise distribute or transfer any of Seller’s property and assets to any Person without the prior written consent of Administrative Agent, on behalf of Buyers. Upon the occurrence of any Event of Default that has not been waived, Administrative Agent, on behalf of Buyers, may also, at its option, exercise any or all of the following rights and remedies: (a) enter the office(s) of Seller or Guarantor and take possession of any of the Purchased Items including any records that pertain to the Purchased Items; (b) communicate with and notify Mortgagors of the Purchased Mortgage Loans and obligors under other Purchased Assets or on any portion thereof, whether such communications and notifications are in oral, written or electronic form, including, without limitation, communications and notifications that the Purchased Assets have been assigned to Administrative Agent, on behalf of Buyers, and that all payments thereon are to be made directly to Administrative Agent, on behalf of Buyers, or its designee (subject to the rights of any Servicer under any Servicing Agreement); settle compromise, or release, in whole or in part, any amounts owing on the Purchased Assets or other Purchased Items or any portion of the Purchased Items, on terms acceptable to Administrative Agent, on behalf of Buyers; enforce payment and prosecute any action or proceeding with respect to any and all Purchased Assets or other Purchased Items; and where any Purchased Asset or other Purchased Item is in default, foreclose upon and enforce security interests in, such Purchased Asset or other Item by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure; (c) exercise any of its rights set forth in the Servicing Agreement or the Servicer Notice, if applicable, collect payments from Mortgagors and/or assume servicing of, or contract with a third party to subservice, any or all Purchased Mortgage Loans requiring servicing, with all of any such third party’s fees to be paid by Seller. In connection with collecting payments from Mortgagors and/or assuming servicing of any or all Purchased Mortgage Loans, Administrative Agent, on behalf of Buyers, may take possession of and open any mail addressed to Seller, remove, collect and apply all payments for Seller, sign Seller’s name to any receipts, checks, notes, agreements or other instruments or letters or appoint an agent to exercise and perform any of these rights. If Administrative Agent, on behalf of Buyers, so requests, Seller shall promptly forward (to the extent in Seller’s possession), or cause to be forwarded to Administrative Agent, on behalf of Buyers, or its designee, all further mail and all “trailing” documents, such as title insurance policies, deeds of trust, and other documents, and all loan payment histories, in electronic format, in each case, as same relate to the Purchased Assets; (d) proceed against Seller under this Agreement; (e) (i) sell, without notice or demand of any kind, at a public or private sale and at such price or prices as Administrative Agent, on behalf of Buyers, may deem to be commercially

47 Error! No document variable supplied. reasonable for cash or for future delivery without assumption of any credit risk, any or all or portions of the Purchased Assets on a servicing-retained or servicing-released basis; provided that Administrative Agent, on behalf of Buyers, may purchase any or all of the Purchased Assets at any public or private sale or (ii) in its sole and absolute discretion elect, in lieu of selling all or a portion of such Purchased Assets, to give Seller credit for such Purchased Assets (including credit for the Servicing Rights in respect of sales on a servicing-retained basis) in an amount equal to the Market Value of the Purchased Mortgage Loans against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder; provided further that Seller shall remain liable to Administrative Agent and Buyers for any amounts that remain owing to Administrative Agent and/or any Buyer following any such sale and/or credit; (f) enter into one or more hedging arrangements covering all or a portion of the Purchased Assets; and/or (g) pursue any rights and/or remedies available at law or in equity against Seller and/or Guarantor. 11.4 Treatment of Collateral Account. Notwithstanding any other provision of this Agreement, Seller shall have no right to withdraw or release any funds in the Collateral Account to itself or for its benefit, nor shall it have any right to set-off any amount owed to it by Administrative Agent or any Buyer against funds held by it for Administrative Agent, on behalf of Buyers, in the Collateral Account. During the continuance of an Event of Default, Seller shall, and/or shall cause the applicable Servicer to, pursuant to the applicable Servicing Agreement, and Servicer Notice, if applicable, promptly remit all funds related to the Purchased Assets in the Collateral Account to or at the direction of Administrative Agent, on behalf of Buyers. 11.5 Sale of Purchased Assets. With respect to any sale of Purchased Assets pursuant to Section 11.3(e), Seller acknowledges and agrees that it may not be possible to purchase or sell all of the Purchased Assets on a particular Business Day, or in a single transaction with the same purchaser, or in the same manner because the market for such Purchased Assets may not be liquid. Seller further agrees that in view of the nature of the Purchased Assets, liquidation of a Transaction or the underlying Purchased Assets does not require a public purchase or sale. Accordingly, Administrative Agent, on behalf of Buyers, may elect the time and manner of liquidating any Purchased Asset and nothing contained herein shall obligate Administrative Agent, on behalf of Buyers, to liquidate any Purchased Asset on the occurrence of an Event of Default, to liquidate all Purchased Assets in the same manner or on the same Business Day, or constitute a waiver of any right or remedy of Administrative Agent, on behalf of Buyers. Seller hereby waives any claims it may have against Administrative Agent or any Buyer arising by reason of the fact that the price at which the Purchased Assets may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate Repurchase Price amount of the outstanding Transactions, even if Administrative Agent, on behalf of Buyers, accepts the first offer received and does not offer the Purchased Assets, or any part thereof, to more than one offeree. Seller hereby agrees that the procedures outlined in Section 11.3(e) and this Section 11.5 for disposition and liquidation of the Purchased Assets are commercially reasonable. Seller further agrees that it would not be commercially unreasonable for Administrative Agent or any Buyer to dispose of the Purchased Assets or any portion thereof by using internet sites that provide for the auction of assets similar to the Purchased Assets, or that have the reasonable capability of doing so, or that match buyers and sellers of assets.

48 Error! No document variable supplied. 11.6 No Obligation to Pursue Remedy. Administrative Agent and Buyers shall have the right to exercise any of its rights and/or remedies without presentment, demand, protest or further notice of any kind other than as expressly set forth herein, all of which are hereby expressly waived by Seller. Seller further waives any right to require Administrative Agent or any Buyer to (a) proceed against any Person, (b) proceed against or exhaust all or any of the Purchased Assets or pursue its rights and remedies as against the Purchased Assets in any particular order, or (c) pursue any other remedy in its power. Administrative Agent and Buyers shall not be required to take any steps necessary to preserve any rights of Seller against holders of mortgages prior in lien to the lien of any Purchased Asset or to preserve rights against prior parties. No failure on the part of Administrative Agent or any Buyer to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by Administrative Agent or any Buyer of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by Seller. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity. 11.7 No Judicial Process. Administrative Agent and each Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives, to the extent permitted by law, any right that Seller might otherwise have to require Administrative Agent or such Buyer, as applicable, to enforce its rights by judicial process. Seller also waives, to the extent permitted by law, any defense that Seller might otherwise have to its obligations under this Agreement arising from use of nonjudicial process, enforcement and sale of all or any portion of the Purchased Assets or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. 11.8 Reimbursement of Costs and Expenses. Administrative Agent, on behalf of Buyers, may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the lien and priority of, or the security intended to be afforded by, any Purchased Asset, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, reasonable and documented costs and expenses, including reasonable attorneys’ fees and disbursements and losses resulting from any hedging arrangements entered into by Administrative Agent, on behalf of Buyers, pursuant to Section 11.3(f), incurred or paid by Administrative Agent, on behalf of Buyers, in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the Repurchase Price. 11.9 Application of Proceeds. The proceeds of any sale or other enforcement of Administrative Agent’s or Buyer’s interest in all or any part of the Purchased Assets shall be applied by Administrative Agent, on behalf of Buyers, in accordance with Section 6.2(i)(iii). 11.10 Rights of Set-Off. If Seller shall default in the payment or performance of any of its obligations under this Agreement, Administrative Agent, Buyers, and their respective Affiliates (the “Buyer Parties”) shall have the right, at any time, and from time to time, without notice, to set-off claims and to appropriate or apply any and all deposits of money or property or any other Debt at any time held or owing by the Buyer Parties to or for the credit of the account of Seller against and on account of the obligations and liabilities of Seller under this Agreement, irrespective of whether or not Administrative Agent or any Buyer shall have made any demand hereunder and whether or not said obligations and liabilities shall have become due; provided, however, that the aforesaid right to set-off shall not apply to any deposits of escrow monies being held on behalf of the

49 Error! No document variable supplied. Mortgagors related to the Purchased Mortgage Loans or other third parties. Without limiting the generality of the foregoing, the Buyer Parties shall be entitled to set-off claims and apply property held by Buyer Parties with respect to any Transaction against obligations and liabilities owed by Seller to the Buyer Parties with respect to any other Transaction. The Buyer Parties may set off cash, the proceeds of any liquidation of the Purchased Assets and all other sums or obligations owed by the Buyer Parties to Seller against all of Seller’s obligations to the Buyer Parties, whether under this Agreement, under a Transaction, or under any other agreement between the parties, or otherwise, whether or not such obligations are then due, without prejudice to the Buyer Parties’ right to recover any deficiency. Administrative Agent, on behalf of Buyers, agrees promptly to notify Seller after any such set-off and application made by the Buyer Parties; provided that the failure to give such notice shall not affect the validity of such set-off and application. ARTICLE 12 INDEMNIFICATION 12.1 Indemnification. Seller shall indemnify and hold harmless each of the Buyer Parties and any of their respective partners, officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all liabilities, obligations, losses, claims damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (including reasonable fees and disbursements of any of its counsel) (“Losses”) that may be imposed upon, incurred by or asserted against such Indemnified Party in any way relating to or arising out of (i) the execution or delivery of this Agreement or any other Principal Agreement or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of the Purchased Assets or the Transactions or Seller’s obligations thereunder, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Party is a party thereto (and regardless of whether such matter is initiated by a third party or by Seller or any of its Affiliates or Subsidiaries, except to the extent that such Losses have been found in a final, non-appealable judgment by a court of competent jurisdiction (or, should the parties mutually agree to binding arbitration, a final determination of the arbitrator) to have resulted directly and solely from the Indemnified Party’s gross negligence or willful misconduct; or (iv) without limiting the generality of clauses (i) through (iii) above, any breach of Seller’s obligations under Section 15.27 of this Agreement. Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party’s reasonable costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party’s rights under this Agreement, any other Principal Agreement (provided that if the terms of any Principal Agreement conflict with the foregoing, the terms of the Principal Agreement shall control) or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and documented, out-of-pocket disbursements of its external counsel. TO THE FULLEST EXTENT PERMITTED BY ANY APPLICABLE LAW, EACH PARTY HERETO SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THE PRINCIPAL AGREEMENTS OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY TRANSACTION OR THE USE OF THE PROCEEDS THEREOF; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS OF LIABILITY SHALL NOT APPLY WITH RESPECT TO LOSSES SUBJECT TO INDEMNIFICATION UNDER SECTION 12.1(iv). The agreements in this Section 12.1 shall survive the repayment, satisfaction or discharge of all the

50 Error! No document variable supplied. other obligations and liabilities of the parties under the Principal Agreements. All amounts due under this Section 12.1 shall be fully payable within [***] after demand therefor. This Section 12.1 shall not apply to any amounts due and owing pursuant to Section 4.5 or with respect to Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 12.2 Reimbursement. Seller agrees to pay as and when billed by Administrative Agent or any Buyer all of the out-of-pocket costs and expenses incurred by Administrative Agent or any such Buyer in connection with (i) the consummation and administration of the transactions contemplated hereby including, without limitation, all the due diligence, inspection, testing and review costs and expenses incurred by Administrative Agent or any Buyer with respect to Purchased Assets prior to the Effective Date or pursuant to Section 6.6, or otherwise, (ii) the development, preparation and execution of, and any amendment, supplement or modification to, any Principal Agreement or any other documents prepared in connection therewith, (iii) all the reasonable costs and expenses of Administrative Agent and Buyers in connection with any participation entered into by Administrative Agent, on behalf of Buyers, on the Effective Date and disclosed to Seller and (iv) all the reasonable fees, disbursements and expenses of counsel to Administrative Agent and Buyers incurred in connection with any of the foregoing. 12.3 Payment of Taxes. (a) All payments made by or on account of any obligation of Seller under any Principal Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, deductions, charges, assessments, fees or withholdings (including backup withholdings), and all liabilities (including penalties, interest and additions to tax) with respect thereto imposed by any Governmental Authority (collectively, “Taxes”), except as required by Applicable Law. If Seller is required by law or regulation to deduct or withhold any Taxes from or in respect of any amount payable hereunder, it shall: (i) make such deduction or withholding; (ii) pay the amount so deducted or withheld to the appropriate Governmental Authority not later than the date when due; (iii) deliver to Administrative Agent, on behalf of Buyers, promptly, original tax receipts and other evidence satisfactory to Administrative Agent of the payment when due of the full amount of such Taxes; and (iv) if such Tax is an Indemnified Tax (as defined below), pay to Administrative Agent such additional amounts as may be necessary so that Administrative Agent receives, free and clear of all such Indemnified Taxes, a net amount equal to the amount it would have received under any Principal Agreement, as if no such deduction or withholding had been made. In addition, Seller agrees to timely pay to the relevant Governmental Authority in accordance with Applicable Law (or, at the option of Administrative Agent, timely reimburse it for the payment of) any current or future stamp, court or documentary taxes, intangible, filing or similar Taxes (including, without limitation, mortgage recording taxes, transfer taxes and similar fees) imposed by any Governmental Authority that arise from any payment made hereunder or from the execution, delivery, performance or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, the Principal Agreements except any such Taxes imposed on Administrative Agent or any Buyer with respect to an assignment, other than an assignment made at the request of Seller, by a jurisdiction (or political subdivision thereof) having a present or former connection with Administrative Agent or any Buyer (other than any connection arising from executing, delivering, being party to, engaging in any transaction pursuant to, performing its obligations under or enforcing this Agreement) (“Other Taxes”). Other Taxes and Taxes (other than

51 Error! No document variable supplied. Excluded Taxes) imposed on or with respect to any payment made by or on account of any obligation of Seller under any Principal Agreement shall be referred to in this Agreement as “Indemnified Taxes.” (b) Seller shall within [***] after demand therefor, indemnify Administrative Agent and each Buyer for the full amount of any and all Indemnified Taxes (including any Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 12.3) arising with respect to the Purchased Assets, the Principal Agreements and other documents related thereto and fully indemnify and hold Administrative Agent and each Buyer harmless from and against any and all liabilities or reasonable expenses with respect to or resulting from any delay or omission to pay such Taxes, whether or not such Indemnified Taxes were correctly or legally imposed or assessed by the relevant Governmental Authority. A certificate as to the amount of any payment or liability of Administrative Agent and/or any Buyer with respect to such Indemnified Taxes delivered to Seller by Administrative Agent on its own behalf or on behalf of Buyers, or any Buyer (with a copy to Administrative Agent) shall be conclusive absent manifest error. As soon as practicable after any payment of Taxes by Seller to a Governmental Authority pursuant to this Section 12.3, Seller shall deliver to Administrative Agent, on behalf of Buyers, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent, and provided further that in no event shall Administrative Agent or any Buyer be required to complete, execute or submit to Seller any of the documentation listed in Section 12.3(d) if there is a change in United States law prohibiting provision of any such documentation which occurs subsequent to the date on which applicable documentation listed under Section 12.3(d) was previously provided by Administrative Agent, on behalf of Buyers, to Seller in accordance with the requirements of Section 12.3(d). (c) If Administrative Agent or any Buyer is entitled to an exemption or reduction of withholding Tax with respect to payments made under this Agreement, Administrative Agent or such Buyer (with a copy to Administrative Agent) shall deliver to Seller and Administrative Agent, at the time or times reasonably requested by Seller, such properly completed and executed documentation reasonably requested by Seller as will permit such payments to be made without withholding or at a reduced rate of withholding; provided that the completion, execution and submission of such documentation (other than the documentation listed in Section 12.3(d)) shall not be required if in Administrative Agent’s or such Buyer’s judgment such completion, execution or submission would subject Administrative Agent or such Buyer to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of Administrative Agent or such Buyer. (d) Without limiting the generality of Section 12.3(c), if any Buyer is (i) not incorporated under the laws of the United States, any State thereof, or the District of Columbia or (ii) not otherwise treated as a “United States person” within the meaning of the Code (a “Foreign Buyer”) and is entitled to an exemption from or reduction of U.S. federal withholding Taxes with respect to payments made under this Agreement, Administrative Agent or such Buyer (with a copy to Administrative Agent), as applicable, shall provide Seller with an original, properly completed and duly executed United States Internal Revenue Service (“IRS”) Form W-8BEN, W-8BEN-E, W-8IMY or W-8ECI or any successor form prescribed by the IRS, (i) certifying that such Foreign Buyer is entitled to benefits under an income tax treaty to which the United States is a party which reduces or

52 Error! No document variable supplied. eliminates the rate of withholding tax on payments of interest or setting forth a basis to claim the benefits of the exemptions from U.S. withholding taxes for portfolio interest under Section 881(c) of the Code or (ii) certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States on or prior to the date upon which each such Foreign Buyer becomes a Buyer. If an IRS form previously delivered expires or becomes obsolete or inaccurate in any respect, each Foreign Buyer will update such form or promptly notify Seller and Administrative Agent of its legal inability to do so. Should a Foreign Buyer, which is otherwise exempt from a withholding tax, become subject to Taxes because of its failure to deliver an IRS form required hereunder, Seller shall, at no cost or expense to Seller, take such steps as such Foreign Buyer shall reasonably request to assist such Foreign Buyer to recover such Taxes. Upon the execution of this Agreement or otherwise becoming a Buyer, each Buyer that is a “United States person” within the meaning of the Code shall deliver to Seller and Administrative Agent an original, properly completed and duly executed IRS Form W-9 or such other documentation or information prescribed by Applicable Laws or reasonably requested by Seller or the Administrative Agent as will enable Seller to determine whether or not such Buyer is subject to backup withholding or information reporting requirements. (e) Nothing contained in this Section 12.3 shall require Administrative Agent or any Buyer to make available any of its Tax returns or other information that it deems to be confidential or proprietary or otherwise subject Administrative Agent or any Buyer to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of Administrative Agent or any Buyer, except for such IRS forms Administrative Agent or such Buyer is required to deliver to Seller under Section 12.3(d). (f) If a payment made to Administrative Agent, on behalf of Buyers, under any Principal Agreement would be subject to U.S. federal withholding tax imposed under FATCA if such Administrative Agent or such Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Administrative Agent or such Buyer shall deliver to Seller at the time or times prescribed by law and at such time or times reasonably requested by Seller such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller or Administrative Agent as may be necessary for Seller or Administrative Agent to comply with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of this clause, “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (g) If Administrative Agent, on behalf of Buyers, determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 12.3 (including by the payment of additional amounts pursuant to this section), it shall pay to Seller an amount equal to such refund (but only to the extent of indemnity payments and additional payments made under this section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of Administrative Agent and Buyers and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Seller, upon the request of Administrative Agent or such Buyer, shall repay to Administrative Agent or such Buyer, as applicable, the amount paid over pursuant to this Section 12.3(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in

53 Error! No document variable supplied. the event that Administrative Agent or any Buyer is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 12.3(g), in no event will Administrative Agent or any Buyer be required to pay any amount to Seller pursuant to this Section 12.3(g) the payment of which would place Administrative Agent or such Buyer in a less favorable net after-Tax position than Administrative Agent or such Buyer would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. (h) Each Buyer (other than Administrative Agent) shall severally indemnify the Administrative Agent, within [***] after demand therefor, for (i) any Indemnified Taxes attributable to such Buyer (but only to the extent that Seller has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of Seller to do so), (ii) any Taxes attributable to such Buyer’s failure to comply with the provisions of Section 15.7 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Buyer, in each case, that are payable or paid by the Administrative Agent in connection with any Principal Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Buyer by the Administrative Agent shall be conclusive absent manifest error. Each Buyer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Buyer under any Principal Agreement or otherwise payable by the Administrative Agent to the Buyer from any other source against any amount due to the Administrative Agent under this Section 12.3(h). 12.4 Administrative Agent and Buyer Payment. If Seller fails to pay when due any costs, expenses or other amounts payable by it under this Article 12, such amount may be paid on behalf of Seller by Administrative Agent or such Buyer, as applicable, in its discretion and Seller shall remain liable for any such payments by Administrative Agent or such Buyer, as applicable. No such payment by Administrative Agent or Buyer shall be deemed a waiver of any of Administrative Agent’s and each Buyer’s rights under any of the Principal Agreements. 12.5 Agreement not to Assert Claims. Seller agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Principal Agreements, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated hereby or thereby. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES. 12.6 Survival. Without prejudice to the survival of any other agreement of Seller hereunder, the covenants and obligations of Seller contained in this Article 12 shall survive the payment in full of the Repurchase Prices and all other amounts payable hereunder and delivery of the Purchased Assets by Administrative Agent, on behalf of Buyers, against full payment therefor. Article 13 CUSTODIAL RESPONSIBLITIES With respect to any Purchased Mortgage Loans held by, or to be delivered to, Flagstar Bank, FSB or its successor as Custodian:

54 Error! No document variable supplied. 13.1 Delivery of Mortgage Loan Files. (a) No later than 4:00 p.m., New York City time, [***] prior to any Purchase Date, the Seller shall provide to the Custodian and the Administrative Agent an electronic notice, together with the related Mortgage Loan Schedule, and simultaneously shall deliver to the Custodian the Mortgage Loan File pertaining to each Eligible Mortgage Loan to be sold to the Administrative Agent for the benefit of Buyers and included in the Purchase Price on such Purchase Date, each of which Mortgage Loans shall be identified in the Mortgage Loan Schedule delivered therewith via Electronic Transmission acceptable to the Seller and the Custodian (or, if another time is specified below for such release or delivery, at such other time). (b) All Mortgage Loan Documents delivered to Custodian shall have been placed by Seller or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgagor and the loan number. 13.2 Review of Mortgage Loan Files. (a) With respect to any Mortgage Loan listed on the Mortgage Loan Schedule, Custodian shall certify and confirm as to each Mortgage Loan File that, unless an Exception is identified by the Custodian to Seller in writing prior to the related Purchase Date: (A) all documents required to be delivered to it listed on Exhibit I hereof are in Custodian’s possession, (B) such documents have been reviewed by Custodian and appear regular on their face and relate to such Mortgage Loan; and (C) the criteria listed on the related Mortgage Loan Schedule has been reviewed by Custodian. Administrative Agent shall review all Exceptions identified in writing by Custodian and notify Custodian of any Mortgage Loan it intends not to purchase by 4:00 p.m. (Eastern time) as a result of such Exceptions. In the event Administrative Agent, as a result of an Exception, does not wire the Purchase Price with respect to a Mortgage Loan to Seller on the related Purchase Date, Administrative Agent shall notify Custodian in writing. 13.3 Release of Mortgage Loan Files. (a) The Custodian shall upon receipt of a fully executed Bailee Agreement, in the form of Exhibit D attached hereto, from the Seller with the written acknowledgment and agreement of the Administrative Agent included, release Mortgage Loan Files within [***] of receipt of such request in the possession of the Custodian to an Approved Investor or to the Servicer, as applicable, (x) for the purpose of resale or refinancing thereof or (y) to facilitate corrections and/or amendments to the Mortgage Loan Documents by the Servicer, in each case against a Bailee Agreement executed by the Seller which must be acknowledged by the Administrative Agent. On such Bailee Agreement, the Seller shall indicate the Mortgage Loans to be sold, the date of such anticipated sale or refinancing, the name and address of the Approved Investor, and the preferred method of delivery. The Seller shall deliver to the Administrative Agent a copy of such Bailee Agreement, and not less than [***] prior to the anticipated sale or refinancing date set forth in such Bailee Agreement, or such rescheduled sale date as the Seller may identify to the Administrative Agent in writing, the Administrative Agent shall deliver to the Approved Investor identified in such Bailee Agreement, the lien release(s) for the related Mortgage Loans. The Seller or Approved Investor shall return to the Custodian, within [***] after receipt thereof, the Mortgage Loan File with respect to any Mortgage Loan not purchased or refinanced by Approved Investor.

55 Error! No document variable supplied. (b) Any transmittal of the Mortgage Loan Files for Mortgage Loans in the possession of the Custodian, in connection with the sale or refinancing thereof to or by an Approved Investor will be under cover of a transmittal letter in form and substance agreed upon by Seller and Custodian. Promptly upon the remittance by Approved Investor of the full purchase price or refinancing proceeds of the Mortgage Loan(s), the Administrative Agent shall give the Custodian prompt written or electronic mail (or email) notice thereof and confirm that the Administrative Agent for the benefit of Buyers no longer has a security interest in the related Mortgage Loan(s). In connection with any request to deliver Mortgage Loan Files pursuant to this Section 13.3(b), the Seller shall provide the Custodian with a Mortgage Loan Schedule in computer-readable form acceptable to the Custodian and shall provide no less than [***] notice for each [***]Mortgage Loan Files requested for release beyond the first [***] Mortgage Loan Files. (c) In the event that an Approved Investor rejects the purchase of any Mortgage Loan for any reason whatsoever or fails to consummate the purchase any Mortgage Loan, Seller shall, upon the request of Administrative Agent, assist Administrative Agent in the recovery of any documents in the Mortgage Loan File not returned by such Approved Investor to Custodian by the deadline set forth in the related Bailment Agreement. Custodian shall notify Administrative Agent and Seller of its receipt of any such returned Mortgage Loan File on the Business Day after receipt of such returned Mortgage Loan File. (d) So long as the Custodian has not received written notice, or have actual knowledge, that any Event of Early Termination, Event of Default, Material Adverse Effect with respect to Seller or Cease Funding Event has occurred, the Custodian and the Administrative Agent shall take such steps as they may reasonably be directed from time to time by the Seller in writing to transfer promptly and deliver to the Seller any Mortgage Loan File in the possession of the Custodian relating to any Mortgage Loan previously subject to a Transaction for which the Seller, with the written consent of the Administrative Agent, has notified the Custodian has ceased to be an Eligible Mortgage Loan. In furtherance of the foregoing, upon receipt of a Bailee Agreement, which must be acknowledged by the Administrative Agent; provided that no Event of Early Termination, Event of Default, Material Adverse Effect with respect to Seller or Cease Funding Event has occurred of which the Custodian shall have received written notice, the Custodian shall release to the Seller the requested Mortgage Loan Files. (e) Following the Administrative Agent’s written instructions to the Custodian not to release any item of Purchased Assets, which instructions Administrative Agent shall deliver following the occurrence and continuance of an Event of Default, the Custodian shall not release, or incur any liability to the Seller or any other Person for refusing to release, any item of Purchased Assets to the Seller or any other Person without the express prior written consent of the Administrative Agent and at the direction of the Administrative Agent. (f) Notwithstanding the foregoing, any Bailee Agreement may be delivered to the Administrative Agent via electronic mail which attaches the appropriate form referenced in clauses (a) and (b) above, and the Administrative Agent’s affirmative response via return electronic mail with an electronic copy to the Custodian shall constitute written consent for the purpose of this Section 13.3. 13.4 Resignation of Custodian. Flagstar Bank, FSB, as Custodian, may at any time resign and terminate its obligations under this Article 13 upon at least [***] prior written notice to the Seller

56 Error! No document variable supplied. and the Administrative Agent. Promptly after receipt of notice of the Custodian’s resignation, the Administrative Agent shall appoint, by written instrument, a successor custodian, which appointment shall, unless an Event of Early Termination, Event of Default, Material Adverse Effect with respect to Seller or Cease Funding Event has occurred, be subject to written approval by the Seller (which approval shall not be unreasonably withheld, conditioned or delayed). One original counterpart of such instrument of appointment shall be delivered to the Seller, the Administrative Agent, the Custodian and the successor custodian. Administrative Agent and Seller shall each comply in all respects with their respective duties and obligations as set forth in and be entitled to their respective rights and benefits under any Custodial Agreement with a Custodian other than Flagstar Bank, FSB. ARTICLE 14 TERM AND TERMINATION 14.1 Term. Provided that no Event of Default or Event of Early Termination has occurred and is continuing, and except as otherwise provided for herein, this Agreement shall commence on the Effective Date and continue until the Facility Termination Date. On the date of expiration or termination of this Agreement, all amounts due Administrative Agent, on behalf of Buyers, under the Principal Agreements shall be immediately due and payable without notice to Seller and without presentment, demand, protest, notice of protest or dishonor, or other notice of default, and without formally placing Seller in default, all of which are hereby expressly waived by Seller. 14.2 Termination. Upon termination of this Agreement in accordance with this Agreement, all outstanding amounts due to Administrative Agent, on behalf of Buyers, under the Principal Agreements shall be immediately due and payable without notice (except as expressly set forth in this Agreement) to Seller and without presentment, demand, protest, notice of protest or dishonor, or other notice of default, and without formally placing Seller in default, all of which are hereby expressly waived by Seller. Further, any termination of this Agreement shall not affect the outstanding obligations of Seller under this Agreement or any other Principal Agreement and all such outstanding obligations and the rights and remedies afforded Administrative Agent, on behalf of Buyers, in connection therewith, including, without limitation, those rights and remedies afforded Administrative Agent, on behalf of Buyers, under this Agreement, shall survive any termination of this Agreement. Administrative Agent and Buyers shall not be liable to Seller for any costs, loss or damages arising from or relating to a termination by Administrative Agent, on behalf of Buyers, in accordance with any subsection of this Section 14.2. 14.3 Extension of Term. Upon mutual agreement of Seller and Administrative Agent, on behalf of Buyers, the term of this Agreement may be extended. Such extension may be made subject to the terms and conditions hereunder and to any other terms and conditions as Administrative Agent, on behalf of Buyers, may determine to be necessary or advisable. Under no circumstances shall such an extension by Administrative Agent, on behalf of Buyers, be interpreted or construed as a forfeiture by Administrative Agent or any Buyer of any of its rights, entitlements or interest created hereunder. Seller acknowledges and understands that Administrative Agent and Buyers are under no obligation whatsoever to extend the term of this Agreement beyond the initial term.

57 Error! No document variable supplied. ARTICLE 15 GENERAL 15.1 Integration; Servicing Provisions Integral and Non-Severable. This Agreement, together with the other Principal Agreements, and all other documents executed pursuant to the terms hereof and thereof, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which such communications are merged herein. All Transactions hereunder constitute a single business and contractual relationship and each Transaction has been entered into in consideration of the other Transactions. Accordingly, each of Administrative Agent, on behalf of Buyers, and Seller agrees that payments, deliveries, and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted. Without limiting the generality of the foregoing, the provisions of this Agreement related to the servicing and Servicing Rights of the Purchased Mortgage Loans are integral, interrelated, and are non-severable from the purchase and sale provisions of the Agreement. Administrative Agent and Buyers have relied upon such provisions as being integral and non-severable in determining whether to enter into this Agreement and in determining the Purchase Price methodology for such Mortgage Loans. The integration of these servicing provisions is necessary to enable Administrative Agent and Buyers to obtain the maximum value from the sale of the Purchased Mortgage Loans by having the ability to sell the Servicing Rights related to such Purchased Mortgage Loans free from any claims or encumbrances. Further, the fact that Seller or any Servicer may be entitled to a servicing fee for interim servicing of the Purchased Mortgage Loans or that Administrative Agent, on behalf of Buyers, may provide a separate notice of default to Seller or any Servicer regarding the servicing of the Purchased Mortgage Loans shall not affect or otherwise change the intent of Seller, Administrative Agent and Buyers regarding the integral and non- severable nature of the provisions in the Agreement related to servicing and Servicing Rights nor will such facts affect or otherwise change Administrative Agent’s, on behalf of Buyers, ownership of the Servicing Rights related to the Purchased Mortgage Loans. 15.2 Amendments. Other than as contemplated by Section 9.14, no modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement of such modification, waiver, amendment, discharge or change is sought. 15.3 No Waiver. No failure or delay on the part of Seller, Administrative Agent or Buyers in exercising any right, power or privilege hereunder and no course of dealing between Seller and Administrative Agent, on behalf of Buyers, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. 15.4 Remedies Cumulative. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that Seller, Administrative Agent or Buyers would otherwise have. No notice or demand on Seller in any case shall entitle Seller to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Administrative Agent or any Buyer to any other or further action in any circumstances without notice or demand. 15.5 Rehypothecation; Assignment. The Principal Agreements may not be assigned by Seller. The Principal Agreements, along with Administrative Agent’s right, title and interest, including its

58 Error! No document variable supplied. security interest, in any or all of the Purchased Assets and other Purchased Items, may, at any time, be transferred or assigned, in whole or in part, by Administrative Agent. A Buyer may, upon prior written consent of Administrative Agent in its sole and absolute discretion, transfer or assign, in whole or in part, its respective right, title and interest, including its security interest, in any or all of the Purchased Assets and other Purchased Items. Any transferee or assignee of Administrative Agent or any such Buyer may enforce the Principal Agreements and such security interest directly against Seller. Administrative Agent, on behalf of Buyers, shall have free and unrestricted use of all Purchased Assets and nothing shall preclude Administrative Agent, on behalf of Buyers, from engaging in repurchase transactions with such Purchased Assets or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating such Purchased Assets; provided, that no such transaction shall affect the obligations of Administrative Agent to transfer the Purchased Assets to Seller on the Repurchase Date free and clear of any pledge, Lien, security interest, encumbrance, charge or other adverse claim as set forth in Section 6.5. Administrative Agent, on behalf of Buyers, acting solely for this purpose as a non-fiduciary agent of Seller, shall maintain a register (the “Register”) on which it shall record the rights of Administrative Agent and any assignee of Administrative Agent under this Agreement, and each assignment. The Register shall include the names and addresses of each Buyer (including all assignees or successors) and the percentage or portion of such rights and obligations assigned. The entries in the Register shall be conclusive absent manifest error, and Administrative Agent, Buyers and Seller shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Buyer hereunder for all purposes of this agreement; provided, however, that a failure to make any such recordation, or any error in such recordation shall not affect Seller’s obligations in respect of such rights. 15.6 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 15.7 Participations. Upon prior written consent of Administrative Agent in its sole and absolute discretion, Buyers may from time to time sell or otherwise grant participations in this Agreement and the holder of any such participation, if the participation agreement so provides, (a) shall, with respect to its participation, be entitled to all of the rights of such Buyer and (b) may exercise any and all rights of set-off or banker’s lien with respect thereto, in each case as fully as though Seller were directly obligated to the holder of such participation in the amount of such participation; provided, however, that Seller shall not be required to send or deliver to any of the participants other than such Buyer any of the materials or notices required to be sent or delivered by it under the terms of this Agreement, nor shall they have to act except in compliance with the instructions of Administrative Agent and the applicable Buyer; provided, further, that, Administrative Agent, in its capacity as a Buyer hereunder, may from time to time sell or otherwise grant participations in this Agreement without prior consent of any other Buyer or Seller. If any Buyer sells a participation, such Buyer shall, acting solely for this purpose as a non- fiduciary agent of Seller, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Purchased Assets and other Purchased Items under the Principal Agreements (the “Participant Register”); provided that such Buyer shall not have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Purchased Asset and other Purchased Item under the Principal Agreements) to any person except to the extent that such disclosure is necessary to establish that such interest is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and

59 Error! No document variable supplied. such Buyer and participant shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. 15.8 Invalidity. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included. 15.9 Additional Instruments. Seller shall execute and deliver such further instruments and shall do and perform all matters and things necessary or expedient to be done or observed for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded by this Agreement. 15.10 Survival. All representations, warranties, covenants and agreements herein contained on the part of Seller shall survive any Transaction and shall be effective so long as this Agreement is in effect or there remains any obligation of Seller hereunder to be performed. 15.11 Notices. (a) All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder in writing shall be mailed (first class, return receipt requested and postage prepaid) or delivered in person or by overnight delivery service or by electronic mail, addressed to the respective parties hereto at their respective addresses set forth below or, as to any such party, at such other address as may be designated by it in a notice to the other: If to Seller: Grapetree Lending LLC [***] Attention: [***] Telephone No.: [***] Email: [***] If to Guarantor: Altisource Asset Management Corporation [***] Attention: [***] Telephone No.: [***] Email: [***] If to Administrative Agent: Flagstar Bank FSB [***] Attention: [***] Telephone No.: [***] Email: [***] If to a Buyer: Such address set forth on such Buyer’s signature page attached hereto. All written notices shall be conclusively deemed to have been properly given or made when duly delivered, if delivered in person or by overnight delivery service, or on the

60 Error! No document variable supplied. [***] after being deposited in the mail, if mailed in accordance herewith, or upon transmission by the sending party of an electronic mail with respect to which no delivery failure is received by such sending party, if delivered by electronic mail. Notwithstanding the foregoing, any notice of termination shall be deemed effective upon mailing, transmission, or delivery, as the case may be. (b) All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder which are not required to be in writing may also be provided electronically either (i) as an electronic mail sent and addressed to the respective parties hereto at their respective electronic mail addresses set forth below, or as to any such party, at such other electronic mail address as may be designated by it in a notice to the other, (ii) with respect to Administrative Agent, via a posting of such notice on Administrative Agent’s customer website(s) or (iii) with respect to any Buyer, the electronic mail addresses set forth on such Buyer’s signature page attached hereto. If to Seller: [***] If to Administrative Agent: [***] 15.12 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). 15.13 Submission to Jurisdiction; Service of Process; Waivers. All legal actions between or among the parties regarding this Agreement, including, without limitation, legal actions to enforce this Agreement or because of a dispute, breach or default of this Agreement, shall be brought in the federal or state courts located in New York County, New York, which courts shall have sole and exclusive in personam, subject matter and other jurisdiction in connection with such legal actions. The parties hereto irrevocably consent and agree that venue in such courts shall be convenient and appropriate for all purposes and, to the extent permitted by law, waive any objection that they may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same. The parties hereto further irrevocably consent and agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 15.11(a), and that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction. 15.14 Waiver of Jury Trial. Each of Seller, Administrative Agent and Buyers hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, any other Principal Agreement or the transactions contemplated hereby or thereby. 15.15 Counterparts. This Agreement may be executed in one or more counterparts (which may be delivered electronically), each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and

61 Error! No document variable supplied. AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other Applicable Law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of the parties hereto agrees that the transaction consisting of this Agreement may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Agreement using an electronic signature, it is signing, adopting, and accepting this agreement and that signing this Agreement using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Agreement in a usable format. 15.16 Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or interpretation of any provisions hereof. 15.17 Confidential Information. Each of the parties hereto acknowledges and agrees that all written or computer readable information provided by one party to any other regarding the terms set forth in any of the Principal Agreements, any related agreement or the transactions contemplated thereby or regarding Bank Data, operations, computer systems, technical data, business methods, and other information designated by the disclosing party or its agent to be confidential, or that should be considered confidential in nature by a reasonable person given the nature of the information and the circumstances of its disclosure (the “Confidential Terms”) shall be kept confidential and shall not be divulged to any person (including, without limitation, any Service Providers or other third-party vendors or other third-party agents) without the prior written consent of such other party except to the extent that (a) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal, state or local laws, process, or the rules and regulations of any stock exchange, (b) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, (c) any assignee or any prospective assignee who has agreed in a written contract to comply with the requirements substantially similar to this Section 15.17 or (d) in the event of an Event of Default that is continuing Administrative Agent, on behalf of Buyers, determines such information to be necessary to disclose in connection with the marketing and sales of the Purchased Assets or otherwise to enforce or exercise Administrative Agent’s, on behalf of Buyers, rights hereunder, notwithstanding the foregoing or anything to the contrary contained herein or in any other Principal Agreement, the parties hereto may disclose to any and all persons, without limitation of any kind, the federal, state and local tax treatment of the Principal Agreements, any fact relevant to understanding the federal, state and local tax treatment of the Principal Agreements, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that none of Administrative Agent, any Buyer or Seller may disclose the name of or identifying information with respect to the other or any pricing terms or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Principal Agreements and is not relevant to understanding the federal, state and local tax treatment of the Principal Agreements, without the prior written consent of the other, provided that Seller may identify Administrative Agent, Buyers and the Aggregate Transaction Limit to its lenders under other facilities and its other third party creditors.

62 Error! No document variable supplied. (b) Notwithstanding anything in this Agreement to the contrary, Administrative Agent, Buyers and Seller shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Purchased Assets, Purchased Items and/or any applicable terms of this Agreement (the “Confidential Information”). Administrative Agent, Buyers and Seller understand that the Confidential Information may contain “nonpublic personal information”, as that term is defined in section 509(4) of the Gramm Leach Bliley act (the “GLB Act”), and each agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws. Administrative Agent, Buyers and Seller shall each implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of such party or any affiliate of such party which that party holds, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information. Administrative Agent, Buyers and Seller shall each, at a minimum, establish and maintain such data security program as is necessary to meet the objectives of the standards for safeguarding customer information issued by the Federal Trade Commission as set forth in the code of federal regulations at 16 C.F.R. part 314 or interagency guidelines establishing standards for safeguarding customer information as set forth in the code of federal regulations at 12 C.F.R. parts 30, 168, 170, 208, 211, 225, 263, 308 and 364. Upon request, Administrative Agent, Buyers or Seller, as applicable, will provide evidence reasonably satisfactory to allow the requesting party to confirm that the non-requesting party has satisfied its obligations as required under this section, without limitation, this may include the requesting party’s review of audits, summaries of test results, and other equivalent evaluations of the nonrequesting party. Administrative Agent, Buyers and Seller each shall notify the other promptly following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of the non-notifying party or any affiliate of the non-notifying party provided directly to the notifying party by the non-notifying party of such affiliate, the notifying party shall provide such notice to the non- notifying party by personal delivery, by facsimile with confirmation of receipt, or by overnight courier with confirmation of receipt of the applicable requesting individual. (c) Seller further agrees that, Bank Data is and shall remain the exclusive property of Administrative Agent. Seller shall not store, process, or use Bank Data for any purpose, except as expressly permitted pursuant to the terms of this Agreement. Seller shall not permit any Bank Data to be sold, assigned, leased or otherwise provided to third parties. Administrative Agent reserves all rights not expressly granted herein in or to the Bank Data. (d) The provisions set forth in this Section 15.17 shall survive the termination of this Agreement. 15.18 Intent. Seller, Administrative Agent and each Buyer recognize and intend that: (a) this Agreement and each Transaction hereunder constitutes a “repurchase agreement” as that term is defined in Section 101(47)(A)(i) of the Bankruptcy Code, a “securities contract” as that term is defined in Section 741(7)(A)(i) of the Bankruptcy Code and a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code and that the pledge of the Related Credit Enhancement in Section 6.1 constitutes “a security agreement or other arrangement or other credit enhancement” that is “related to” the Agreement and Transactions hereunder within the meaning of Sections 101(38A)(A), 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code and that each Purchased Asset constitutes either a “mortgage loan” or “an interest in a mortgage” as

63 Error! No document variable supplied. such terms are used in the Bankruptcy Code. Seller, Administrative Agent and each Buyer further recognize and intend that this Agreement is an agreement to provide financial accommodations and is not subject to assumption pursuant to Bankruptcy Code Section 365(a). Each of Seller and Buyer further agree that neither shall challenge, and each hereby waives to the fullest extent available under Applicable Law its right to challenge, the characterization of this Agreement or any Transaction hereunder as a “master netting agreement,” “repurchase agreement” and/or “securities contract” within the meaning of the Bankruptcy Code; (b) Administrative Agent’s, on behalf of Buyers, right to liquidate the Purchased Assets delivered to it in connection with the Transactions hereunder or to accelerate or terminate this Agreement or otherwise exercise any other remedies herein is a contractual right to liquidate, accelerate or terminate such Transaction as described in Bankruptcy Code Sections 555, 559 and 561 and any payments or transfers of property made with respect to this Agreement or any Transaction to: (i) satisfy a Margin Deficit, or (ii) comply with a Margin Call, shall in each case be considered a “margin payment” as such term is defined in Bankruptcy Code Section 741(5); and any payments or transfers of property by Seller (i) in partial or full satisfaction of a repurchase obligation, or (ii) fees and costs under this Agreement or under any Transaction shall in each case constitute “settlement payments” as such term is defined in Bankruptcy Code Section 741(8) and Administrative Agent’s, on behalf of Buyers, right to set-off claims and appropriate and apply any and all deposits of money or property or any other indebtedness at any time held or owing by Buyer to or for the credit of the account of any Affiliate against and on account of the obligations and liabilities of Seller pursuant to Section 11.10 hereof is a contractual right as described in Bankruptcy Code Sections 553 and 561; and (c) this Agreement and each Transaction hereunder is intended to create a mutuality of obligations among the parties, and as such, the Agreement and each Transaction constitutes a contract that (i) is between all of the parties and (ii) places each party in the same right and capacity. 15.19 Right to Liquidate. It is understood that either party’s right to liquidate Purchased Assets delivered to it in connection with Transactions hereunder or to terminate or accelerate obligations under this Agreement or any individual Transaction, are contractual rights for same as described in Sections 555 and 561 of the Bankruptcy Code. 15.20 Insured Depository Institution. If a party hereto is an “insured depository institution” as such term is defined in the Federal Deposit Insurance Act (as amended, the “FDIA”), then each Transaction hereunder is a “qualified financial contract” as that term is defined in the FDIA and any rules, orders or policy statements thereunder except insofar as the type of assets subject to such Transaction would render such definition inapplicable. 15.21 Netting Contract. This Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation,” respectively, as defined in and subject to the FDICIA except insofar as one or more of the parties hereto is not a “financial institution” as that term is defined in the FDICIA.

64 Error! No document variable supplied. 15.22 Tax Treatment. Each party to this Agreement acknowledges that it is its intent, solely for U.S. federal income tax law and any relevant provisions of state or local tax law, but not for bankruptcy or any other non-tax purpose, to treat each Transaction as indebtedness of Seller that is secured by the Purchased Assets and to treat the Purchased Assets as beneficially owned by Seller in the absence of an Event of Default by Seller. All parties to this Agreement agree to such tax treatment and agree to take no action inconsistent with this treatment, unless required by law. 15.23 Examination and Oversight by Regulators. Seller agrees that the transactions with Administrative Agent, on behalf of Buyers, under this Agreement may be subject to regulatory examination and oversight by one or more Governmental Authorities. Seller shall comply with all reasonable requests made by Administrative Agent, on behalf of Buyers, to assist Administrative Agent, on behalf of Buyers, in complying with regulatory requirements imposed on Administrative Agent or any Buyer. 15.24 Anti-Money Laundering Laws Notice. Administrative Agent, on behalf of Buyers, hereby notifies Seller that pursuant to the requirements of Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies Seller, which information includes the name and address of Seller and other information that will allow it to identify Seller in accordance with Anti-Money Laundering Laws. Seller shall, and shall cause each of its Subsidiaries to, provide to the extent commercially reasonable, such information and take such other actions as are reasonably requested by Administrative Agent, on behalf of Buyers, in order to assist Administrative Agent or any Buyer in maintaining compliance with Anti-Money Laundering Laws. 15.25 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Principal Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Principal Agreement, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; andthe effects of any Bail-In Action on any such liability, including, if applicable:a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Principal Agreement; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. 15.26 Reasonable Assurances. If, at any time during the term of the Agreement, Administrative Agent, on behalf of Buyers, has reason to believe that Seller is not conducting its business in accordance with, or otherwise is not satisfying: (i) all applicable statutes, regulations, rules, and notices of federal, state, or local governmental agencies or instrumentalities, all applicable requirements of

65 Error! No document variable supplied. Approved Investors and Insurers and prudent industry standards or (ii) all applicable requirements of Administrative Agent and Buyers, as set forth in this Agreement, then, Administrative Agent, on behalf of Buyers, shall have the right to demand, pursuant to notice from Administrative Agent, on behalf of Buyers, to Seller specifying with particularity the alleged act, error or omission in question, reasonable assurances from Seller that such a belief is in fact unfounded, and any failure of Seller to provide to Administrative Agent, on behalf of Buyers, such reasonable assurances in form and substance reasonably satisfactory to Administrative Agent, within the time frame specified in such notice, shall itself constitute an Event of Default hereunder, without a further cure period. Seller hereby authorizes Administrative Agent, on behalf of Buyers, to take such actions as may be necessary or appropriate to confirm the continued eligibility of Seller for Transactions hereunder, including without limitation (i) ordering credit reports and/or appraisals with respect to any Purchased Mortgage Loan, (ii) contacting Mortgagers, licensing authorities and Approved Investors or Insurers, and (iii) performing due diligence reviews on the Purchased Mortgage Loans and related Mortgage Loan Files pursuant to Section 6.6 and other Purchased Assets. 15.27 Service Providers. Seller shall not be permitted to (a) subcontract or delegate performance of its obligations under this Agreement to any third party (each, a “Service Provider”) or (b) otherwise engage any Service Provider to provide any services (or perform any actions on its behalf) in connection with this Agreement, including for purposes of uploading documents or files with respect to any Purchased Asset or otherwise using Administrative Agent’s electronic platforms, websites or systems for or on behalf of Seller. Administrative Agent shall have the right, at any time in its sole and absolute discretion, to limit (i) Seller’s or any Service Provider’s access to any of Administrative Agent’s electronic platforms, websites or systems, or (ii) any Service Provider’s ability to otherwise perform any actions on behalf of Seller under this Agreement, if Administrative Agent believes that Seller or any Service Provider is acting or has acted in violation of this Section 15.27. 15.28 No Liability With Respect to Benchmark. Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to 1-Month Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, 1-Month Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of 1- Month Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Seller or the Guarantor. Administrative Agent may select information sources or services in its reasonable discretion to ascertain 1-Month Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Seller, the Guarantor or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

66 Error! No document variable supplied. ARTICLE 16 ADMINISTRATIVE AGENT 16.1 Appointment of Administrative Agent. Each Buyer irrevocably appoints and authorizes the Administrative Agent to act on behalf of such Buyer under this Agreement and the other Principal Agreements and to exercise such powers hereunder and thereunder as are specifically delegated to Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto, including without limitation the power to execute or authorize the execution of financing or similar statements or notices, and other documents. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as Administrative Agent of the Buyers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any other Person. 16.2 Account with Administrative Agent or any Buyer. Seller authorizes Administrative Agent and each Buyer, in Administrative Agent’s or such Buyer’s sole discretion, upon notice to Seller to charge any account of Seller maintained with the Administrative Agent or such Buyer for the amount of any principal, interest, or other amounts or costs due under this Agreement when the same become due and payable under the terms of this Agreement. 16.3 Scope of Administrative Agent’s Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with any Buyer (and no implied covenants or other obligations shall be read into this Agreement against the Administrative Agent). None of Administrative Agent, its Affiliates nor any of their respective directors, officers, employees or Administrative Agents shall be liable to any Buyer for any action taken or omitted to be taken by it or them under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith, with the consent or at the request of each other Buyer (or all of the Buyers for those acts requiring consent for all of the Buyers) (except for its or their own willful misconduct or gross negligence), nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties made by any party or any Affiliate of any party, or any officer thereof contained herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by the parties of their respective obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder, including without limitation in connection with entering into any Transaction hereunder. Administrative Agent and its Affiliates shall be entitled to rely upon any certificate, notice, document or other communication (including any email, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper person. Administrative Agent may employ other agents and may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to any Buyer (except as to money or property received by them or their authorized Administrative Agents), for the negligence or misconduct of any such Administrative Agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. 16.4 Successor Administrative Agent. Administrative Agent may resign as such at any time upon at least [***] prior notice to Seller and each of the Buyers. If Administrative Agent at any time shall resign or if the office of Administrative Agent shall become vacant for any other reason, Buyers shall, by written instrument, appoint successor agent(s) (“Successor Administrative Agent”) satisfactory to Buyers and, so long as no Event of Default, Event of Early Termination, Potential Default, Material Adverse Effect with respect to Seller or Cease Funding Event has occurred, to

67 Error! No document variable supplied. Seller (which approval shall not be unreasonably withheld or delayed); provided, however that any such successor Administrative Agent shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States or any state thereof, or any Affiliate of such bank or trust company or other financial institution which is engaged in the banking business, and shall have a combined capital and surplus of at least $[***]. Such Successor Administrative Agent shall thereupon become the Administrative Agent hereunder, as applicable, and Administrative Agent shall deliver or cause to be delivered to any Successor Administrative Agent such documents of transfer and assignment as such Successor Administrative Agent may reasonably request. If a Successor Administrative Agent is not so appointed or does not accept such appointment before the resigning Administrative Agent’s resignation becomes effective, the resigning Administrative Agent may appoint a temporary successor to act until such appointment by Buyers and, if applicable, Seller, is made and accepted, or if no such temporary successor is appointed as provided above by the resigning Administrative Agent, Buyers shall thereafter perform all of the duties of the resigning Administrative Agent hereunder until such appointment by Buyers and, if applicable, Seller, is made and accepted. Such Successor Administrative Agent shall succeed to all of the rights and obligations of the resigning Administrative Agent as if originally named. The resigning Administrative Agent shall duly assign, transfer and deliver to such Successor Administrative Agent all moneys at the time held by the resigning Administrative Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed hereunder. Upon such succession of any such Successor Administrative Agent, the resigning Administrative Agent shall be discharged from its duties and obligations, in its capacity as Administrative Agent hereunder, except for its gross negligence or willful misconduct arising prior to its resignation hereunder, and the provisions of this Article 15 shall continue in effect for the benefit of the resigning Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent. 16.5 Credit Decisions. Each Buyer expressly acknowledges that neither Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by Administrative Agent hereafter taken, including any review of the affairs of Seller or any Affiliate or the Purchased Assets or Eligible Mortgage Loans, shall be deemed to constitute any representation or warranty by Administrative Agent to such Buyer. Each Buyer acknowledges that it has, independently of Administrative Agent and each other Buyer and based on the financial statements of Seller and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to fund a Transaction hereunder from time to time. Each Buyer also acknowledges that it will, independently of Administrative Agent and each other Buyer and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, any Principal Agreement or any other document executed pursuant hereto. 16.6 Authority of Administrative Agent to Enforce This Agreement. Each Buyer, subject to the terms and conditions of this Agreement, grants the Administrative Agent full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of any Transaction or Debt outstanding under this Agreement or any other Principal Agreement and to file such proofs of debt or other documents as may be necessary to have the claims of the Buyers allowed in any proceeding relative to any party, or their respective creditors or affecting their respective properties, and to take such other actions which Administrative Agent considers to be necessary or desirable for the protection, collection and enforcement of this Agreement or the other Principal Agreements.

68 Error! No document variable supplied. 16.7 Indemnification of Administrative Agent. The Buyers agree (which agreement shall survive the expiration or termination of this Agreement) to indemnify the Administrative Agent and its Affiliates (to the extent not reimbursed by Seller, but without limiting any obligation of Seller to make such reimbursement), ratably according to their respective Allocation Percentages, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including, without limitation, reasonable fees and expenses of house and outside counsel) which may be imposed on, incurred by, or asserted against the Administrative Agent and its Affiliates in any way relating to or arising out of this Agreement, any of the other Principal Agreements or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent and its Affiliates under this Agreement or any of the Principal Agreements; provided, however, that no Buyer shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from the Administrative Agent’s or its Affiliate’s gross negligence or willful misconduct. Without limitation of the foregoing, each Buyer agrees to reimburse the Administrative Agent and its Affiliates promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of house and outside counsel) incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Principal Agreements, to the extent that the Administrative Agent and its Affiliates are not reimbursed for such expenses by Seller, but without limiting the obligation of Seller to make such reimbursement. Each Buyer agrees to reimburse the Administrative Agent and its Affiliates promptly upon demand for its ratable share of any amounts owing to the Administrative Agent and its Affiliates by the Buyers pursuant to this Section 15.7, provided that, if the Administrative Agent or its Affiliates are subsequently reimbursed by Seller for such amounts, they shall refund to the Buyers on a pro rata basis the amount of any excess reimbursement. If the indemnity furnished to the Administrative Agent and its Affiliates under this Section 15.7 shall become impaired as determined in the Administrative Agent’s reasonable judgment or Administrative Agent shall elect in its sole discretion to have such indemnity confirmed by the Buyers (as to specific matters or otherwise), Administrative Agent shall give notice thereof to each Buyer and, until such additional indemnity is provided or such existing indemnity is confirmed, the Administrative Agent may cease, or not commence, to take any action. IN NO EVENT SHALL ADMINISTRATIVE AGENT BE LIABLE FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY KIND WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, EVEN IF ADMINISTRATIVE AGENT HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION. In no event shall Administrative Agent be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, pandemic, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement. 16.8 Knowledge of Default. It is expressly understood and agreed that the Administrative Agent shall be entitled to assume that no Event of Default, Event of Early Termination, a Potential Default, a Material Adverse Effect with respect to Seller or a Cease Funding Event has occurred and is continuing, unless the officers of the Administrative Agent immediately responsible for matters concerning this Agreement shall have received a written notice from a Buyer or a Seller specifying such Event of Default, Event of Early Termination, Potential Default, Material Adverse Effect with respect to Seller or Cease Funding Event has occurred and stating that such notice is a “notice of default”. Upon receiving such a notice, the Administrative Agent shall

69 Error! No document variable supplied. promptly notify each Buyer of such Event of Default, Event of Early Termination, Potential Default, Material Adverse Effect with respect to Seller or Cease Funding Event and provide each Buyer with a copy of such notice and shall endeavor to provide such notice to the Buyers within [***] (but without any liability whatsoever in the event of its failure to do so). The Administrative Agent shall also furnish the Buyers, promptly upon receipt, with copies of all other notices or other information required to be provided by Seller hereunder. 16.9 Administrative Agent’s Authorization; Action by Buyers. Except as otherwise expressly provided herein, whenever the Administrative Agent is authorized and empowered hereunder on behalf of the Buyers to give any approval or consent, or to make any request, or to take any other action on behalf of the Buyers (including without limitation the exercise of any right or remedy hereunder or under the other Principal Agreements), the Administrative Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by Buyers. Action that may be taken by Buyers, any other specified Allocation Percentage of the Buyers or all of the Buyers, as the case may be (as provided for hereunder) may be taken (i) pursuant to a vote of the requisite percentages of Buyers as required hereunder at a meeting (which may be held by telephone conference call); provided that, Administrative Agent exercises good faith, diligent efforts to give all of Buyers reasonable advance notice of the meeting, or (ii) pursuant to the written consent of the requisite percentages of the Buyers as required hereunder; provided that, all of the Buyers are given reasonable advance notice of the requests for such consent. 16.10 Enforcement Actions by the Administrative Agent. Except as otherwise expressly provided under this Agreement or in any of the other Principal Agreements and subject to the terms hereof, Administrative Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Principal Agreements as the Buyers shall direct; provided, however, that the Administrative Agent shall not be required to act or omit to act if, in the reasonable judgment of the Administrative Agent, such action or omission may expose the Administrative Agent to personal liability for which Administrative Agent has not been satisfactorily indemnified hereunder or is contrary to this Agreement, any of the Principal Agreements or Applicable Law. Except as expressly provided above or elsewhere in this Agreement or the other Principal Agreements, no Buyer (other than the Administrative Agent, acting in its capacity as agent) shall be entitled to take any enforcement action of any kind under this Agreement or any of the other Principal Agreements. 16.11 Collateral Matters. (a) The Administrative Agent is authorized on behalf of all of the Buyers, without the necessity of any notice to or further consent from the Buyers, from time to time to take any action with respect to any Purchased Asset, Purchased Item or the documents related thereto which may be necessary to perfect and maintain a perfected security interest in and Liens upon the Purchased Assets and related Purchased Items granted pursuant to the Principal Agreements. (b) The Buyers irrevocably authorize the Administrative Agent, in its reasonable discretion, to the full extent set forth herein, (1) to release or terminate any Lien granted to or held by the Administrative Agent upon any Purchased Assets and related Purchased Items (a) upon termination of the Seller’s ability to request a Transaction and payment in full of all repurchase obligations under this Agreement and any other payment obligations under any other Principal Agreement; (b) constituting property (including, without limitation, Equity Interests in any Person) sold or to be sold or disposed of as part of or in

70 Error! No document variable supplied. connection with any disposition (whether by sale, by merger or by any other form of transaction and including the property of any Subsidiary that is disposed of as permitted hereby) permitted in accordance with the terms of this Agreement; (c) constituting property in which a party owned no interest at the time the Lien was granted or at any time thereafter; or (d) if approved, authorized or ratified in writing by the all of the Buyers; (2) to subordinate the Lien granted to or held by Administrative Agent on any Purchased Asset or related Purchased Item to any other holder of a Lien on such Purchased Asset or related Purchased Item which is permitted herein; and (3) if all of the Equity Interests held by the Seller in any Person are sold or otherwise transferred to any transferee other than Seller or a Subsidiary of Seller as part of or in connection with any disposition (whether by sale, by merger or by any other form of transaction) permitted in accordance with the terms of this Agreement, to release such Person from all of its obligations under the Principal Agreements (including, without limitation, under any guaranty). Upon request by the Administrative Agent at any time, the Buyers will confirm in writing the Administrative Agent’s authority to release particular types or items of the Purchased Assets or related Purchased Items pursuant to this Section 15.11(b). 16.12 Administrative Agent in its Individual Capacity. Flagstar Bank FSB and its Affiliates, successors and assigns shall each have the same rights and powers hereunder as any other Buyer and may exercise or refrain from exercising the same as though such Buyer were not the Administrative Agent. Flagstar Bank FSB and its Affiliates may (without having to account therefor to any Buyer) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the parties hereto as if such Buyer were not acting as the Administrative Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the Buyers. 16.13 Administrative Agent or other Titles. Any Buyer identified on the facing page or signature page of this Agreement or in any amendment hereto or as designated with consent of the Administrative Agent in any assignment agreement as lead arranger, documentation administrative agent, syndications administrative agent or any similar titles, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement as a result of such title other than those applicable to all Buyers as such. Without limiting the foregoing, the Buyers so identified shall not have or be deemed to have any fiduciary relationship with any Buyer as a result of such title. Each Buyer acknowledges that it has not relied, and will not rely, on the Buyer so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. 16.14 No Reliance on Administrative Agent’s Customer Identification Program. (a) Each Buyer acknowledges and agrees that neither such Buyer, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Buyer’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other anti-terrorism law, including any programs involving any of the following items relating to or in connection with Seller or any of its Subsidiaries, any of their respective Affiliates or agents, the Principal Agreements or the transactions hereunder: (i) any identify verification procedures, (ii) any record keeping, (iii) any comparisons with government lists, (iv) any customer notices or (v) any other procedures required under the CIP Regulations or such other laws.

71 Error! No document variable supplied. (b) Each Buyer or assignee or participant of a Buyer that is not organized under the laws of the United States or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an Affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Administrative Agent the certification, or, if applicable, recertification, certifying that such Buyer is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (x) within ten (10) days after the Effective Date, and (y) at such other times as are required under the USA Patriot Act. 16.15 Subordination Agreements. Each Buyer hereby irrevocably appoints, designates and authorizes Administrative Agent to enter into any subordination or intercreditor agreement pertaining to any Subordinated Debt, on its behalf and to take such action on its behalf under the provisions of any such agreement (subject to the last sentence of this Section 15.15). Each Buyer further agrees to be bound by the terms and conditions of each subordination or intercreditor agreement pertaining to any Subordinated Debt. Each Buyer hereby authorizes Administrative Agent to issue blockages notices in connection with any Subordinated Debt at the direction of Buyers (it being agreed and understood that Administrative Agent will not act unilaterally to issue such blockage notices). 16.16 Erroneous Payments. (a) If the Administrative Agent notifies a Buyer, or any Person who has received funds on behalf of a Buyer (any such Buyer or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Buyer or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Administrative Agent, and such Buyer shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than [***] thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Buyer, or any Person who has received funds on behalf of a Buyer, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of

72 Error! No document variable supplied. payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates), or (z) that such Buyer, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case with respect to such payment, prepayment or repayment; and (ii) such Buyer shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within [***]of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 15.17(b). (c) Each Buyer hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Buyer under any Principal Agreement, or otherwise payable or distributable by the Administrative Agent to such Buyer from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Buyer that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Buyer at any time, (i) such Buyer shall be deemed to have assigned its rights to receive any payments due and owing to it hereunder with respect to any such Transaction and related Repurchase Price or any other Income or payments with respect thereto which such Erroneous Payment was made (the “Erroneous Payment Impacted Transaction”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as Administrative Agent may specify) (such assignment of the payments due and owing to it hereunder with respect to any such Transaction and related Repurchase Price or any other Income or payments with respect thereto, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with any assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with Seller) deemed to execute and deliver an assignment and assumption with respect to such Erroneous Payment Deficiency Assignment, and such Buyer shall deliver such amounts to the Seller or Administrative Agent, (ii) Administrative Agent as the assignee Buyer shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Buyer shall become a Buyer hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Buyer shall cease to be a Buyer hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable obligations hereunder which shall survive as to such assigning Buyer, and (iv) Administrative Agent may reflect in the Register its ownership interest in the Purchased Assets subject to the Erroneous Payment Deficiency Assignment. Administrative Agent may, in its discretion, sell any Purchased Assets acquired pursuant to an Erroneous Payment Deficiency

73 Error! No document variable supplied. Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Buyer shall be reduced by the net proceeds of the sale of such Purchased Asset (or portion thereof), and Administrative Agent shall retain all other rights, remedies and claims against such Buyer (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the obligations of any Buyer and shall remain available in accordance with the terms of this Agreement, including, for the avoidance of doubt, any amounts due and owing from Buyer in connection with Section 3.4(e). In addition, each party hereto agrees that, except to the extent that Administrative Agent has sold a Purchased Asset (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether Administrative Agent may be equitably subrogated, Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Buyer under the Principal Agreements with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any repurchase obligations owed by the Seller, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Seller for the purpose of making such Erroneous Payment. (f) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine (g) Each party’s obligations, agreements and waivers under this Section 15.17 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Buyer, the termination of the repayment, satisfaction or discharge of all repurchase obligations (or any portion thereof) under any Principal Agreement. 16.17 Defaulting Buyers. The obligations of the Buyers hereunder to pay its Allocation Percentage of the Purchase Price and to make payments pursuant to this Agreement are several and not joint. The failure of any Buyer to make pay any such Allocation Percentage of the Purchase Price or to make any payment on any date required pursuant to this Agreement shall not relieve any other Buyer of its corresponding obligation to do so on such date, and no Buyer shall be responsible for the failure of any other Buyer to so make its Allocation Percentage of the Purchase Price or to make any of its other payment required under this Agreement. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Buyer becomes a Defaulting Buyer, then, until such time as that Buyer is no longer a Defaulting Buyer, to the extent permitted by Applicable Law: (b) To the extent a Buyer has become a Defaulting Buyer due to its failure to Allocation Percentage of the Purchase Price or make a payment pursuant to clause (a) or (b) of the definition of “Defaulting Buyer”, then the other Buyers, or any of them, shall have the right, but not the obligation to purchase all or any part of its Allocation Percentage of any such Defaulting Buyer Deficiency that should have been made by the Defaulting Buyer, and the Defaulting Buyer agrees to repay upon demand to each of the Buyers who has advanced a portion of the Defaulting Buyer Deficiency the amount advanced on behalf of

74 Error! No document variable supplied. the Defaulting Buyer, together with price differential thereon at the Default Rate (which, for the avoidance of doubt, shall not be payable or reimbursable by Seller). To the extent that the Defaulting Buyer thereafter funds such Defaulting Buyer Deficiency with price differential thereon, if applicable, such Buyer shall no longer be a Defaulting Buyer. If more than one Buyer elects to advance a portion of a Defaulting Buyer Deficiency, such Buyers’ advances shall be made based on the relative applicable percentage of each such advancing Buyer or as otherwise agreed by such Buyers. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Buyer arising from such Buyer having become a Defaulting Buyer, including any claim of any Non-Defaulting Buyer as a result of such Non-Defaulting Buyer’s increased exposure following such reallocation. (c) Any payment of any Repurchase Price, fees or other amounts received by Administrate Agent for the account of such Defaulting Buyer (whether voluntary or mandatory, at maturity or otherwise) or received by Administrative Agent from a Defaulting Buyer shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Buyer to Administrative Agent hereunder; second, as may request (so long as no Event of Default exists), to the funding of any Purchase Price in respect of which such Defaulting Buyer has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; third, if so determined by Administrative Agent and Seller, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Buyer’s potential future funding obligations with respect to Purchase Prices under this Agreement; fourth, to the payment of any amounts owing to the Buyers as a result of any judgment of a court of competent jurisdiction obtained by any Buyer against such Defaulting Buyer as a result of such Defaulting Buyer’s breach of its obligations under this Agreement; fifth, so long as no Margin Deficit or Event of Default exists, to the payment of any amounts owing to Seller as a result of any judgment of a court of competent jurisdiction obtained by Seller against such Defaulting Buyer as a result of such Defaulting Buyer’s breach of its obligations under this Agreement; and sixth, to such Defaulting Buyer or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the Repurchase Price with respect to any Purchased Asset in respect of which such Defaulting Buyer has not fully funded its appropriate share of any related Purchase Price, such payment shall be applied solely to pay the Purchase Price of all Non-Defaulting Buyers on a pro rata basis prior to being applied to the payment of any Purchase Price of such Defaulting Buyer until such time as all Purchase Price are held by the Buyers pro rata in accordance with the Allocation Percentages hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Buyer that are applied (or held) to pay amounts owed by a Defaulting Buyer pursuant to this Section 15.17(c) shall be deemed paid to and redirected by such Defaulting Buyer, and each Buyer irrevocably consents hereto. (d) If Seller and Administrative Agent agree in writing that a Buyer is no longer a Defaulting Buyer, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Buyer will, to the extent applicable, purchase at par that portion of outstanding Purchase Price of the other Buyers or take such other actions as Administrative Agent may determine to be necessary to cause the Purchase Prices to be held on a pro rata basis by the Buyers in accordance with their Allocation Percentages, whereupon such Buyer will cease to be a Defaulting Buyer; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Seller while that Buyer

75 Error! No document variable supplied. was a Defaulting Buyer; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Buyer to Buyer will constitute a waiver or release of any claim of any party hereunder arising from that Buyer’s having been a Defaulting Buyer. (e) No Buyer shall be responsible for the failure of any Defaulting Buyer to pay any Purchase Price or other payment required hereunder. The rights and remedies against a Defaulting Buyer under this Agreement are in addition to any other rights and remedies, at law, in equity or otherwise that Administrative Agent, any Buyer, or Seller may have against such Defaulting Buyer with respect to any Defaulting Buyer Deficiency or otherwise. (Signature pages to follow)

Signature Page to Master Repurchase Agreement Error! No document variable supplied. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. FLAGSTAR BANK FSB, as Administrative Agent and as a Buyer By: __________________________ Name: __________________________ Title: __________________________ GRAPETREE LENDING LLC, as Seller By: __________________________ Name: [***] Title: General Counsel ALTISOURCE ASSET MANAGEMENT CORPORATION, as Guarantor By: __________________________ Name: [***] Title: General Counsel

Exhibit A-1 Error! No document variable supplied. EXHIBIT A GLOSSARY OF DEFINED TERMS “1-Month Term SOFR”: For any calendar month, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “1-Month Term SOFR” for business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible, then Administrative Agent may establish another convention in its reasonable discretion. “Acceptable Title Insurance Company”: A nationally recognized title insurance company that is acceptable to the Agencies and has not been disapproved by Administrative Agent, on behalf of Buyers, in a writing provided to Seller. “Accepted Servicing Practices”: With respect to any Purchased Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Purchased Mortgage Loan in the jurisdiction where the related Mortgaged Property is located. “Account Bank”: (i) Flagstar Bank, FSB or (ii) such other entity maintaining the Collateral Account that has been approved by Administrative Agent, on behalf of Buyers, in writing. “Account Control Agreement”: If required hereunder, an agreement among Seller, Administrative Agent and an account bank, to perfect Administrative Agent’s security interest in the Collateral Account, in form and substance acceptable to Administrative Agent in its sole discretion, as the same may be amended from time to time. “Additional Draw Amounts”: With respect to any Limited Interest Loan and Revolving Rebuild BPL Loan, the additional principal amount advanced to the related Mortgagor by the Seller from time to time pursuant to the terms of the related Mortgage Note. “Adjusted Tangible Net Worth”: The excess of the Seller’s Total Assets over Total Liabilities, except that the following assets shall be excluded from the Seller’s Total Assets: (i) advances or loans to shareholders (or other equity owners, e.g., in the case of a limited liability company, any member of such company or any beneficial owner of one or more of the economic attributes of an interest in such company), directors, officers, employees, or affiliates of the Seller; (ii) investments in Affiliates; (iii) assets pledged to secure any liabilities not included in the debt of the Seller; (iv) any real estate, except for the fair value of commercial real estate of which the Seller is the principal occupant and from which the Seller engages in the residential mortgage lending business; (v) any cash or marketable securities pledged to third parties, including any such assets held in (or available, directly or indirectly, as collateral to secure obligations with respect to) a margin account; (vi) any securities or other assets for which Administrative Agent determines, in its discretion, that there is not a ready market; (vii) any repurchased loan, promissory note, or the like carried on the Seller’s balance sheet in excess of its fair value; (ix) those assets that Administrative Agent determines would be deemed by HUD to be unacceptable in calculating adjusted tangible net worth or other relevant measure in accordance with HUD’s requirements in effect as of the date of determination; (x) any intangible assets; and (xi) any other asset that Administrative Agent, in its discretion, deems unacceptable. “Affected Financial Institution”: Either (a) any EEA Financial Institution or (b) any UK Financial Institution.

Exhibit A-2 “Affiliate”: With reference to any Person: (a) any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the specified Person, (b) any other Person that is an officer, stockholder, member, or trustee of, or partner in, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, shareholder, member, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (c) any other Person that, directly or indirectly, is the beneficial owner of [***] or more of any class of equity securities of, or otherwise has a beneficial interest equivalent to [***] or more ownership interest in, the specified Person, (d) a Person of which the specified Person is directly or indirectly the owner of [***] or more of any class of equity securities or in which the specified Person has a beneficial interest equivalent to [***] or more ownership interest, and (e) for purposes of Sections 8.1(l), 9.10, 11.1(v), 11.1(w) and 11.1(x) (as it relates to any Plan), “Affiliate” instead means, within the meaning of Section 414(b), (c), (m) or (o) of the Code, (i) any member of a controlled group that includes Seller or Guarantor, (ii) any trade or business, whether or not incorporated, under common control with Seller or Guarantor, and (iii) any member of an affiliated service group that includes the Seller. “Aggregate Outstanding Purchase Price”: The aggregate outstanding Purchase Price of all Transactions or specified Purchased Assets, as the case may be, as of any date of determination. For purposes of clarity, with respect to any Wet Mortgage Loan that is table funded utilizing the Purchase Price, the Aggregate Outstanding Purchase Price shall include any Purchase Price funded irrespective of whether a Wet Mortgage Loan subject to the related Transaction actually closed until such Purchase Price is returned pursuant to this Agreement. “Aggregate Transaction Limit”: The maximum aggregate principal amount of Transactions (measured by the related outstanding Purchase Price) that may be outstanding at any one time, as set forth in the Transactions Terms Letter. “Aging Event”: With respect to any Purchased Asset and any date of determination, such Purchased Asset has been subject to one or more Transactions for a period greater than [***]. “Aging Event Asset”: If applicable per the Transactions Terms Letter, as of any date of determination, a Purchased Asset that is not a Defective Asset and was not repurchased prior to the occurrence of an Aging Event with respect to such Purchased Asset. “Aging Fee”: The aging fee set forth in the Transactions Terms Letter. The Aging Fee shall be non- refundable. “Allocation Percentage”: With respect to any Buyer, the percentage of the Aggregate Transaction Limit specified opposite such Buyer’s name in the column entitled “Allocation Percentage” on Schedule 3, as adjusted from time to time in accordance with the terms hereof.

Exhibit A-3 “Allocation Transaction”: A Transaction Request submitted to Administrative Agent by Seller the related Purchase Price of which is funded by Administrative Agent in accordance with Section 3.4(e) hereof in an amount not to exceed the Aggregate Transaction Limit. “ALTA”: The American Land Title Association or any successor in interest thereto. “AMERIBOR”: For each Reset Date, the AMERIBOR® Term-30 benchmark interest rate as provided by the American Financial Exchange, LLC as administrator of such benchmark to, and published by, Bloomberg Finance, LP, or any successor administrator and/or publisher for such benchmark reasonably determined by Administrative Agent from time to time, at approximately 8:00 a.m., ET, two (2) Business Days prior to such Reset Date. “Anti-Money Laundering Laws”: As defined in Section 8.1(v) of this Agreement. “Applicable Laws”: All applicable (1) federal, state or local statutes, laws, ordinances, rules and regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws, disclosure or unfair and deceptive practice laws, (2) requirements and guidance of any Governmental Authority, and (3) judicial and administrative judgments, orders, stipulations, awards, writs, and injunctions, as such may be amended, modified or supplemented from time to time. “Applicable Pricing Rate”: Subject to Section 4.7, with respect to any date of determination, the greater of (a) the Benchmark and (b) the Floor. Notwithstanding the foregoing, under no circumstance shall the Applicable Pricing Rate be less than zero. Each determination by Administrative Agent of the Applicable Pricing Rate under this Agreement shall be conclusive and binding upon Seller in all respects absent manifest error and may be computed using any reasonable averaging and attribution method. “Approved Investor”: With respect to any Mortgage Loan, Governmental Authority, Affiliate of Seller or Guarantor, or any other private institution, in each case, as approved by Administrative Agent, on behalf of Buyers, in its reasonable discretion, purchasing such Purchased Mortgage Loans. “Appraisal”: A written appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser, which (i) complies with the requirements of FIRREA, (ii) provides an accurate estimate of the bona fide market value of the related Mortgaged Property at the time of origination, (iii) complies in all respects with all applicable appraiser independence requirements, restrictions and, and (iv) was delivered prior to the final approval of the Mortgage Loan. “Asset”: A Mortgage Loan. “Asset Value”: With respect to each Purchased Asset and any date of determination, an amount equal to the following, as applicable, as the same may be reduced in accordance with Section 4.3, and, in the case of each Purchased Mortgage Loan, as shall include the related Servicing Rights: (a) if the Purchased Asset is not a Defective Asset, the product of the related Type Purchase Price Percentage and the least of: (i) the Market Value of such Purchased Asset; (ii) the unpaid principal balance of such Purchased Asset; and (iii) the purchase price paid by Seller for such Purchased Asset in an arms-length transaction with a Person that is not an Affiliate of Seller if it is a Mortgage Loan; or (b) if the Purchased Asset is a Defective Asset, zero.

Exhibit A-4 “Assignment”: A duly executed assignment to Administrative Agent, on behalf of Buyers, in recordable form of a Purchased Mortgage Loan, of the indebtedness secured thereby and of all documents and rights related to such Purchased Mortgage Loan. “Assignment of Mortgage”: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein. “Bail-In Action”: The exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation”: With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bailee Agreement”: A bailee agreement or bailee letter that is in form of Exhibit D hereto, as may be modified by Administrative Agent from time to time in its sole discretion. “Bank Data”: Any data or information (including personal data, text, sound, software, and/or image files) and associated records, in any form or medium, (i) of Administrative Agent, Buyer or any of their respective Affiliates or any of their respective suppliers, customers, or other business partners that is transmitted, uploaded, or otherwise provided to, or obtained by, Seller in the performance of Seller’s obligations under, or in connection with the negotiation and execution of, this Agreement, (ii) that is created, generated, collected, processed, maintained, stored, archived, or received using or in connection with this Agreement, (iii) that is entered into, processed by, or stored on or in, or is accessed through software, equipment, or systems provided, operated, supported, or used by Seller in connection with this Agreement, (iv) that is derived or compiled from data and information described in clauses (i) – (iii) above (including metadata and correlations, trends, patterns, algorithms, and findings directly or indirectly derived or compiled by or on behalf of any supplier from such data and information), whether by using such data or information exclusively or in combination with other data or information, and/or (v) summaries and analyses of or involving data and information described in clauses (i) – (iv) above. “Bankruptcy Code”: Title 11 of the United States Code, now or hereafter in effect, as amended, or any successor thereto. “Benchmark”: Initially, 1-Month Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to 1-Month Term SOFR or the then- current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.7(a). “Benchmark Replacement”: With respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date (provided that, in its sole discretion, Administrative Agent may elect alternative (4) instead of alternative (3)): (1) the sum of: (a) any SOFR -based rate as determined by Administrative Agent in its sole discretion and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) AMERIBOR and (b) the related Benchmark Replacement Adjustment;

Exhibit A-5 (3) the sum of: (a) BSBY1M and (b) the related Benchmark Replacement Adjustment; (4) the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated or bilateral credit facilities at such time and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1), (2), (3) or (4) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Principal Agreements. “Benchmark Replacement Adjustment”: With respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any setting of such Unadjusted Benchmark Replacement the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) will be determined by Administrative Agent for the applicable benchmark and be based upon, at Administrative Agent’s sole discretion, either (x) any evolving or then-prevailing market convention for the selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities; or (y) the historical median difference between such Benchmark and the applicable Unadjusted Benchmark Replacement over the five (5) year period immediately prior to the applicable Benchmark Transition Event. If fewer than five (5) years of relevant data is available for use in calculating such spread adjustment, Administrative Agent will use the longest span of relevant data available. For the avoidance of doubt, Administrative Agent in its sole discretion may determine that no spread adjustment shall be used for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement.” Determination of such spread adjustment by Administrative Agent shall be presumptively correct absent manifest error and may be computed using any reasonable averaging and attribution method as determined by Administrative Agent. “Benchmark Replacement Date”: The earliest to occur of the following events with respect to the then- current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date as of which such Benchmark has been deemed by the regulatory supervisor for the administrator of such Benchmark to be no longer representative pursuant to the public statement or publication of information referenced therein. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or

Exhibit A-6 (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or (3) a public statement or publication of information by the Federal Reserve Board, the NYRB or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) is no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period”: The period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Principal Agreement in accordance with Section 4.7 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Principal Agreement in accordance with Section 4.7. “BPO”: With respect to any Mortgaged Loan, a broker’s price opinion (or similar third party valuation opinion) of the “as is” fair market value or after repair value of the related Mortgaged Property given by a licensed real estate agent or broker that is not an Affiliate of the Seller and is acceptable to Buyer and obtained by or on behalf of Seller in conformity with customary and usual and business practices, which generally includes three (3) comparable sales and three (3) comparable listings. “BSBY1M”: For each Reset Date, the 1-month tenor Bloomberg Short-Term Bank Yield Index (ticker BSBY1M) benchmark interest rate provided by Bloomberg Index Services Limited as administrator of such benchmark, or any successor administrator for such benchmark reasonably determined by

Exhibit A-7 Administrative Agent from time to time, at approximately 8:00 a.m., ET, two (2) Business Days prior to such Reset Date. “Business Day”: Any day on which the head office of Administrative Agent or any Buyer is open for transactions of all of its normal and customary business. “Business Purpose Loan”: A Mortgage Loan that is an extension of credit primarily for a “business purpose”, as defined by 12 CFR 1026.3(a)(1) of Regulation Z. “Buyer Parties”: As defined in Section 11.10 of this Agreement. “Cash Equivalents”: Any (a) securities with maturities of [***] or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of [***] or less from the date of acquisition and overnight bank deposits of any commercial bank having capital, surplus and retained earnings in excess of $[***], (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than [***] with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least “A-1” or the equivalent thereof by S&P or “p-1” or the equivalent thereof by Moody’s and in either case maturing within [***] after the day of acquisition, (e) securities with maturities of [***] or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least “A” by S&P or “A” by Moody’s, (f) securities with maturities of [***] or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition, or (g) shares of money market, mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition. “Cease Funding Event”: Any of the following: (a) the aggregate original Asset Value of those Purchased Assets that are deemed to be Defective Assets is greater than or equal to [***] of the outstanding Transactions for more than [***] or longer in Administrative Agent’s discretion; or (b) a breach of any servicing obligations of any Servicer, including, but not limited to, its failure to deposit any funds required to be deposited under Section 6.2(i) into the Collateral Account. “Change of Control”: With respect to Seller, Guarantor or any Servicer, Change of Control shall mean any of the following: (a) if such Person is a corporation, any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a trustee or other fiduciary holding securities of such Person under an employee benefit plan of such Person, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Person representing 50% or more of (i) the outstanding shares of common stock of such Person or (ii) the combined voting power of such Person’s then-outstanding securities;

Exhibit A-8 (b) if such Person is a legal entity other than a corporation, the majority voting control of such Person, or its equivalent, under such Person’s governing documents is transferred to any Person; (c) such Person is party to a merger or consolidation, or series of related transactions, which results in the voting securities or majority voting control interest of such Person outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities or a majority voting controlling interest of the surviving or another entity) at least fifty percent (50%) of the combined voting power of the voting securities or majority voting control interest of such Person or such surviving or other entity outstanding immediately after such merger or consolidation; (d) the sale, transfer or other disposition of all or substantially all of such Person’s assets; (e) any transaction or event as a result of which Guarantor ceases to directly or indirectly own, beneficially or of record 100% of the capital stock of Seller; (f) the dissolution or liquidation of such Person; (g) if at any time [***] fails to be actively involved in the day-to-day business and affairs of Seller or Guarantor, and such failure shall continue for [***] without the appointment of a successor reasonably satisfactory to Administrative Agent; or (h) any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing. “COBRA”: As defined in Section 8.1(l) of this Agreement. “Code”: The Internal Revenue Code of 1986, as amended. “Collateral Account”: The account described in Section 6.2(i) of this Agreement. “Collateral Account Minimum Balance”: $[***] “Collection Period”: (a) Initially, the period commencing on the Effective Date up to but not including the first day of the following calendar month, and (b) thereafter, the period commencing on the first day of each calendar month up to but not including the first day of the following calendar month. “Commitment Fee”: The commitment fee set forth in the Transactions Terms Letter. “Conforming Changes”: With respect to either the use or administration of 1-Month Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day”, the definition of “U.S. Government Securities Business Day,” the definition of “Collection Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such

Exhibit A-9 market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Principal Agreements). “Connection Income Taxes”: Taxes that are imposed as a result of a present or former connection (other than any connection arising from executing, delivering, being party to, engaging in any transaction pursuant to, performing its obligations under or enforcing this Agreement, being the legal owner of the Purchased Assets or selling or assigning an interest in this Agreement) to the jurisdiction imposing such Tax (or any political subdivision thereof) and that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contingent Obligations”: Any obligation of a Person arising from an existing condition or situation that involves uncertainty as to outcome and that will be resolved by the occurrence or nonoccurrence of some future event, including, without limitation, any obligation guaranteeing or intended to guarantee any Debt, leases, dividends or other obligations of any other Person in any manner, whether directly or indirectly; provided, however, that endorsements of instruments for deposit or collection in the ordinary course of business shall not be included. With respect to guarantees, the amount of the Contingent Obligation shall be equal to the stated or determinable amount of the primary obligation in respect of the guarantee or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined by Administrative Agent, on behalf of Buyers. “Credit Score”: With respect to any Mortgage Loan, the credit score of the related primary Mortgagor or guarantor thereof provided by an organization acceptable to the Purchaser at the time of origination of such Mortgage Loan. If two (2) credit bureau scores are obtained, the Credit Score will be the lower score. If three (3) credit bureau scores are obtained, the Credit Score will be the middle of the three (3). For the avoidance of doubt, there is only one (1) Credit Score for each Mortgagor and for each guarantor thereof. “Custodial Agreement”: Any custodial agreement executed among Administrative Agent, Seller and Custodian with respect to this Agreement, as the same shall be modified and supplemented and in effect from time to time. “Custodian”: Flagstar Bank FSB, any of its successors or permitted assigns, or any such other party approved by Administrative Agent. “Customer Information”: As defined in Section 15.17 of this Agreement. “Debt”: The debt of a Person consisting of, without duplication: (a) indebtedness for borrowed money, including principal, interest, fees and other charges; (b) obligations evidenced by bonds, debentures, notes or other similar instruments; (c) obligations to pay the deferred purchase price of property or services, other than (i) deferred purchase price that is contingent upon performance and (ii) trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within [***] after the date the respective goods are delivered or the respective services are rendered; (d) obligations as lessee under leases that shall have been or should be in accordance with GAAP, recorded as capital leases; (e) obligations secured by any lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for payment of such obligations; (f) obligations in connection with any letter of credit issued for the account of such Person; and (g) obligations under direct or indirect guarantees in respect of obligations, contingent or otherwise, to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to above.

Exhibit A-10 “Default Rate”: The lesser of (a) the Applicable Pricing Rate plus [***], or (b) the maximum non-usurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged or received under the laws of the United States and the State of New York, per annum. “Defaulting Buyer”: Subject to Section 15.17, any Buyer that (a) has failed to (i) fund all or any of its portion of any Purchase Price within [***] of the date such Purchase Price was required to be funded hereunder or (ii) pay to Administrative Agent or any other Buyer any other amount required to be paid by it hereunder within [***] of the date when due, (b) has notified the Seller or Administrative Agent in writing that it does not intend to comply with its purchase obligations hereunder, or has made a public statement to that effect, (c) has failed, within [***] after written request by Administrative Agent or Seller, to confirm in writing to Administrative Agent and Seller that it will comply with its prospective purchase obligations hereunder (provided that such Buyer shall cease to be a Defaulting Buyer pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Seller), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any insolvency law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Buyer shall not be a Defaulting Buyer solely by virtue of the ownership or acquisition of any capital stock in that Buyer or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Buyer with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Buyer (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Buyer. Any determination by Administrative Agent that a Buyer is a Defaulting Buyer under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Buyer shall be deemed to be a Defaulting Buyer (subject to Section 15.17) as of the date established therefor by Administrative Agent in a written notice of such determination, which shall be delivered by Administrative Agent to the Seller and each other Buyer promptly following such determination. “Defaulting Buyer Deficiency”: The amount which a Defaulting Buyer has failed to pay pursuant to the terms hereof and which has caused such Buyer to become a Defaulting Buyer. “Defective Asset”: A Purchased Asset: (a) that is not or at any time ceases to be an Eligible Asset; (b) that is a Mortgage Loan and is the subject of fraud by any Person (including any originator of such Mortgage Loan) involved in the origination of such Mortgage Loan; (c) that is a Mortgage Loan and the related Mortgaged Property is the subject of material damage or waste; (d) for which any breach of a warranty or representation set forth in Section 8.2 occurs; (e) that is a Mortgage Loan where the related Mortgagor fails to make the first payment due under the Mortgage Note on or before the applicable due date, including any applicable grace period; (f) that was rejected by the Approved Investor;

Exhibit A-11 (g) that is a Purchased Mortgage Loan and it is determined to be ineligible for sale as a Purchased Mortgage Loan of the Type originally stipulated; or (h) for which the aggregate unpaid principal balance with respect to such Purchased Asset causes the Purchased Assets to exceed any Type Sublimit. “Delinquent Mortgage Loan”: Any mortgage loan with respect to which the related Mortgagor is greater than [***] delinquent following the first date of delinquency under the MBA method of delinquency. “Draw Fee”: With respect to each Purchased Asset, the draw fee set forth in the Transactions Terms Letter payable by Seller on or prior the Purchase Date related to such Purchased Asset. Each Draw Fee shall be non-refundable. “Dry Mortgage Loan”: A Mortgage Loan for which Administrative Agent, on behalf of Buyers, or its Custodian has possession of the related Mortgage Loan Documents, in a form and condition acceptable to Administrative Agent, on behalf of Buyers, (which for the avoidance of doubt could be a Wet Mortgage Loan on the related Purchase Date and convert to a Dry Mortgage Loan once all Mortgage Loan Documents have been received by Administrative Agent, on behalf of Buyers, or its Custodian). “EEA Financial Institution”: Any (a) credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country”: Any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority”: Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date”: That effective date set forth in the Transactions Terms Letter. “Electronic Transmission” The delivery of information in an electronic format, including electronic mail or other agreed upon electronic transmission medium (including web-secure file transfer), that is acceptable to the applicable recipient thereof. “Eligible Asset”: With respect to any Transaction, from and after the related Purchase Date, an Eligible Mortgage Loan. “Eligible Mortgage Loan”: A Mortgage Loan that meets the eligibility criteria set forth in the Transactions Terms Letter. “Equity Interests”: Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership (or profit) interests in a Person (other than a corporation), securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interest in) such Person, and any and all warrants, rights or options to

Exhibit A-12 purchase any of the foregoing, whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination. “ERISA”: The Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute. “ERISA Affiliate”: Any person (as defined in Section 3(9) of ERISA) that together with Seller, Guarantor or any of Seller’s or Guarantor’s Subsidiaries would be a member of the same “controlled group” or treated as a single employer within the meaning of Section 414 of the Code or ERISA Section 4001. “Erroneous Payment”: As defined in Section 15.17(a). “Erroneous Payment Deficiency Assignment”: As defined in Section 15.17(d). “Erroneous Payment Impacted Transaction”: As defined in Section 15.17(d). “Erroneous Payment Return Deficiency”: As defined in Section 15.17(d). “Erroneous Payment Subrogation Rights”: As defined in Section 15.17(d). “EU Bail-In Legislation Schedule”: The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “E-SIGN”: The Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq. “Event of Default”: Any of the conditions or events set forth in Section 11.1 of this Agreement. “Event of Early Termination”: Any of the conditions or events set forth in Section 11.2 of this Agreement. “Exception” With respect to any Mortgage Loan, any of the following: (i) any variance from the requirements of Section 13.1 hereof with respect to the Mortgage Loans Files (giving effect to the Seller’s right to deliver certified copies in lieu of original documents in certain circumstances) or (ii) any Mortgage Loan with respect to which the Custodian receives written notice or has actual knowledge of a lien on, or security interest in favor of a Person other than the Administrative Agent with respect to, such Mortgage Loan. “Excluded Taxes”: Any of the following Taxes imposed on or with respect to Administrative Agent or any Buyer or required to be withheld or deducted from a payment to Administrative Agent or any Buyer, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed as a result of Administrative Agent or any Buyer being organized under the laws of, having its principal office or applicable lending office located in, or having another present or former connection (other than any connection arising from executing, delivering, being party to, engaging in any transaction pursuant to, performing its obligations under or enforcing this Agreement, being the legal owner of the Purchased Assets or selling or assigning an interest in this Agreement) to, the jurisdiction imposing such Tax (or any political subdivision thereof), (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of Administrative Agent or any Buyer under this Agreement pursuant to a law in effect on the date on which (i) Administrative Agent or such Buyer becomes a party hereto or (ii) Administrative Agent or such Buyer (other than at the request of Seller) changes its lending office, except, in each case, to the extent that, pursuant to Section 12.3, amounts with

Exhibit A-13 respect to such Taxes were payable either to Administrative Agent’s or such Buyer’s assignor, as applicable, immediately before Administrative Agent or such Buyer became a party hereto or to Administrative Agent or such Buyer immediately before it changed its lending office, (c) Taxes attributable to Administrative Agent’s or any Buyer’s failure to comply with Sections 12.3(c), (d) and (f) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Executive Order”: As defined in Section 8.1(z) of this Agreement. “Expiration Date”: As set forth in the Transactions Terms Letter. “Facility Termination Date”: The earliest of (a) the Expiration Date set forth in the Transactions Terms Letter, or (b) the date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law. “FATCA”: (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any associated regulations; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) implements any law or regulation referred to in clause (a) above; and (c) any agreement pursuant to the implementation of any treaty, law or regulation referred to in clause (a) or (b) above with any Governmental Authority in any jurisdiction. “Federal Funds Effective Rate”: For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by Administrative Agent, all as conclusively determined by Administrative Agent, such sum to be rounded upward, if necessary, in the discretion of Administrative Agent, to the nearest whole multiple of [***]. “Federal Reserve Bank of New York’s Website”: The website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Federal Reserve Board”: The Board of Governors of the Federal Reserve System of the United States. “FEMA”: The Federal Emergency Management Agency. “FICO Score”: The credit score of the Mortgagor provided by Fair, Isaac & Company, Inc. or such other organization providing credit scores on the origination date of a Mortgage Loan; provided, that if (a) two separate credit scores are obtained on such origination date, the FICO Score shall be the lower credit score; and (b) three separate credit scores are obtained on such origination date, the FICO Score shall be the middle credit score. “FIRREA”: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time. “Floor”: As defined in the Transactions Terms Letter. “Foreign Buyer”: As defined in Section 12.3(d) of this Agreement.

Exhibit A-14 “Funding Account”: A non-interest bearing deposit account with Administrative Agent which shall be titled as designated by Administrative Agent. “GAAP”: Generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession and that are applicable to the circumstances as of the date of determination. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision, agency or instrumentality thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person, any of its Subsidiaries or any of its properties. “Guarantor”: Altisource Asset Management Corporation. “Guaranty Agreement”: That certain Guaranty Agreement, dated as of the date hereof, by the Guarantor in favor of Flagstar Bank FSB, as administrative agent, as amended, restated, supplemented or otherwise modified from time to time. “HUD”: The United States Department of Housing and Urban Development or any successor thereto. “Income”: With respect to any Purchased Asset, all of the following (in each case with respect to the entire par amount of the Purchased Mortgage Loan represented by such Purchased Asset and not just with respect to the portion of the par amount represented by the Purchase Price paid against such Purchased Mortgage Loan): (a) all payments and prepayments of principal received and applied as principal in connection with any Transaction for such Purchased Mortgage Loan, including insurance and condemnation proceeds and recoveries from liquidation or foreclosure, (b) all payments of interest, income, receipts, dividends, and any other collections and distributions received from time to time in connection with any such Purchased Mortgage Loan, (c) all other income, distributions, receipts, payments, collections, prepayments, recoveries, proceeds (including insurance and condemnation proceeds) and other payments or amounts of any kind paid, received, collected, recovered or distributed on, in connection with or in respect of such Purchased Mortgage Loan, including prepayment fees, extension fees, exit fees, any rental payments, if any, transfer fees, make whole fees, late charges, late fees and all other fees or charges of any kind or nature, premiums, yield maintenance charges, penalties, default interest, dividends, gains, receipts, allocations, rents, interests, profits, payments in kind, returns or repayment of contributions, net sale, foreclosure, liquidation, securitization or other disposition proceeds, insurance payments, settlements and proceeds, (d) all Mortgage Loan Sale Proceeds, (e) all payments received from hedge counterparties pursuant to interest rate protection agreements related to such Purchased Mortgage Loan; and (f) all other “proceeds” as defined in Section 9-102(64) of the UCC, including all collections or distributions thereon or other income or receipts therefrom or in respect thereof; provided, that any amounts that under the applicable Mortgage Loan Documents are required to be deposited into and held in escrow or reserve to be used for a specific purpose, such as taxes and insurance, shall not be included in the term “Income” unless and until (i) an event of default exists under such Mortgage Loan Documents, (ii) the holder of the related Purchased Mortgage Loan has exercised or is entitled to exercise rights and remedies with respect to such amounts, (iii) such amounts are no longer required to be held for such purpose under such Mortgage Loan Documents, or (iv) such amounts may be applied to all or a portion of the outstanding indebtedness under such Mortgage Loan Documents. “Indemnified Party” or “Indemnified Parties”: As defined in Section 12.1 of this Agreement.

Exhibit A-15 “Indemnified Taxes”: As defined in Section 12.3(a) of this Agreement. “Insolvency Event”: The occurrence of any of the following events: (a) such Person shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law, which proceeding or petition seeks dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian, conservator or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or such Person, or a substantial part of its property, assets or business, shall be subject to, consent to or acquiesce in the appointment of a receiver, trustee, custodian, conservator or liquidator for itself or a substantial property, assets or business; (b) corporate action shall be taken by such Person for the purpose of effectuating any of the foregoing; (c) an order for relief shall be entered in a case under the Bankruptcy Code in which such Person is a debtor; or (d) involuntary proceedings or an involuntary petition shall be commenced or filed against such Person under any bankruptcy, insolvency or similar law, which proceeding or petition seeks dissolution, liquidation or reorganization of such Person or the appointment of a receiver, trustee, custodian, conservator or liquidator for such Person or of a substantial part of the property, assets or business of such Person, or any writ, order, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of such Person. “Investment Company Act”: As defined in Section 8.1(o) of this Agreement. “Other Investor Report Cards”: The periodic information (whether in the form of a report or otherwise) that each residential mortgage loan investor (other than Administrative Agent or Buyers) provides to the Seller with respect to residential mortgage loans that the Seller has sold to such investor (or with respect to which the investor delivers to or for the benefit of the Seller one or more commitments or agreements) to purchase residential mortgage loans from the Seller, which information or report typically indicates the number (and aggregate dollar amount) of loans that such investor has purchased from the Seller, as well as the “pull through,” delinquency, and early payoff statistics applicable to the Seller’s activities with such investor. “Insurer”: A private mortgage insurer, which is acceptable to the Administrative Agent. “Late Payment Fee”: The late payment fee set forth in the Transactions Terms Letter. The Late Payment Fee shall be non-refundable. “Lien”: Any mortgage, lien, pledge, charge, security interest or similar encumbrance. “Limited Interest Loan”: Any Mortgage Loan that provides for Additional Draw Amounts.

Exhibit A-16 “Liquidity”: As of any date of determination, Seller’s unrestricted cash and Cash Equivalents. By way of example but not limitation, cash in escrow and/or impound accounts shall not be included in this calculation. “Losses”: As defined in Section 12.1 of this Agreement. “LTV”: With respect to any Mortgage Loan, the ratio of the original unpaid principal balance of the Mortgage Loan to the lesser of (i) the appraised value of the Mortgaged Property set forth in such appraisal and (ii) the sales price of the Mortgaged Property. “Manual”: The guidelines set forth in the correspondent training usage guidelines of Administrative Agent “Margin Call”: A margin call, as defined and described in Section 6.3(b) of this Agreement. “Margin Deficit”: A margin deficit, as defined and described in Section 6.3(b) of this Agreement. “Market Value”: With respect to an Asset, the fair market value of the Asset as determined by Administrative Agent, on behalf of Buyers in Administrative Agent’s sole good faith discretion without regard to any market value assigned to such Asset by Seller. Administrative Agent’s determination of Market Value shall be conclusive upon the parties, absent manifest error on the part of Administrative Agent. At no time and in no event will the Market Value of a Purchased Mortgage Loan be greater than the Market Value of such Purchased Mortgage Loan on the initial Purchase Date, and any Mortgage Loan that is not an Eligible Mortgage Loan shall have a Market Value of zero; provided, that solely for purposes of Section 13(e) the Market Value shall be as determined by Administrative Agent in its sole good faith discretion, which may be zero. “Material Adverse Effect”: Any of the following, in each case, as such material adverse effect or material change is determined by Administrative Agent, on behalf of Buyers, in its sole and absolute discretion: (a) with respect to Seller or Guarantor, the occurrence of a material adverse change with respect to the business, operations, performance, condition (financial or otherwise) or prospects of Seller. (b) any material adverse effect on the ability of Seller, Guarantor or any Affiliate that is a party to a Principal Agreement to perform its obligations under any of the Principal Agreements to which it is a party, (c) a material adverse effect on the validity or enforceability against Seller or any Affiliate that is a party to a Principal Agreement, of any of the Principal Agreements, (d) a material adverse effect on the rights and remedies of Administrative Agent and/or Buyers under any of the Principal Agreements or (e) a material adverse effect on the marketability, collectability or enforceability of the Purchased Assets. “Maximum Dwell Time”: For any Purchased Asset that is not a Defective Asset, the maximum number of days such Purchased Asset is not repurchased by Seller before such Purchased Asset may be deemed to be a Defective Asset, as set forth in the Transactions Terms Letter. “Minimum Maintenance Amount”: With respect to the Purchased Assets as of the close of business on any date of determination, the aggregate Asset Value of all Purchased Assets as of such date of determination. “Moody’s”: Moody’s Investors Service, Inc. or any successor thereto. “Mortgage”: A mortgage, deed of trust, security deed or similar instrument on improved real property (including for the avoidance of doubt any proprietary lease or cooperative shares in connection with cooperative loans).

Exhibit A-17 “Mortgage Loan”: Any mortgage loan of a Type identified on any schedule attached to the Transactions Terms Letter, which Mortgage Loan may be either a Dry Mortgage Loan or a Wet Mortgage Loan. “Mortgage Loan Documents”: With respect to each Purchased Mortgage Loan, the documents set forth on Exhibit I hereto. “Mortgage Loan File”: With respect to each Mortgage Loan, that file that contains the Mortgage Loan Documents and is delivered to Custodian pursuant to this Agreement or the Custodial Agreement, as applicable. “Mortgage Loan Sale Proceeds”: The proceeds of any sale, securitization or other disposition of any of the Purchased Assets. “Mortgage Loan Schedule”: For each Closing Date, the schedule of Mortgage Loans to be delivered by the Seller to the Administrative Agent setting forth the information described in Article 13 hereto with respect to each of the related Mortgage Loans. “Mortgage Note”: A promissory note secured by a Mortgage and evidencing a Mortgage Loan. “Mortgaged Property”: The real property (or other collateral relating to cooperative loans) securing repayment of the debt evidenced by a Mortgage Note. “Mortgagor”: The obligor of a Mortgage Loan. “Multiemployer Plan”: A multiemployer plan within the meaning of Sections 3(37) or 4001(a)(3) of ERISA. “Multi-Family Mortgage Loan”: A Mortgage Loan on properties with thirty (30) or less units sold to private investors that are not saleable to Fannie Mae, Freddie Mac or Ginnie Mae, as applicable. “Net Income”: With respect to any period and Person, the pre-tax net income of such Person for such period, determined in accordance with GAAP, excluding, to the extent expressly set forth in the financial statements delivered in accordance with Section 9.1 and clauses (a) and (b) on Schedule 4 attached hereto, any mark to market fair value adjustment on mortgage servicing rights and gains and losses associated with hedging transactions in respect of mortgage servicing rights. “Net Worth”: With respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP. “Non-Defaulting Buyer”: At any time, each Buyer that is not a Defaulting Buyer at such time. “OFAC”: The U.S. Department of Treasury’s Office of Foreign Asset Control. “Other Mortgage Loan Documents”: In addition to the Mortgage Loan Documents, with respect to any Mortgage Loan, and as applicable, the following: (a) the original recorded Mortgage, if not included in the Mortgage Loan Documents; (b) a copy of the preliminary title commitment showing the policy number or preliminary attorney’s opinion of title and the original policy of mortgagee’s title insurance or unexpired commitment for a policy of mortgagee’s title insurance, if not included in the Mortgage Loan Documents; (c) the survey, flood certificate, hazard insurance policy and flood insurance policy, as applicable; (d) the original of any assumption, modification, consolidation or extension agreements, with evidence of recording thereon or copies stamp certified by an authorized officer of Seller to have been

Exhibit A-18 sent for recording, if any; (e) copies of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy; (f) the loan application; (g) verification of the Mortgagor’s employment and income, if applicable; (h) verification of the source and amount of the down payment; (i) credit report on Mortgagor; (j) appraisal of the Mortgaged Property, or a waiver thereof, and/or a point value estimate; (k) the original executed disclosure statement; (l) tax receipts, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, current and historical computerized data files, underwriting standards used for origination and all other related papers and records; (m) the original of any guarantee executed in connection with the Mortgage Note (if any); (n) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage and (o) all other documents relating to the Purchased Mortgage Loan. “Other Taxes”: As defined in Section 12.3(a) of this Agreement. “Participant Register”: As defined in Section 15.7 of this Agreement. “Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56 (signed into law October 26, 2001), as amended. “Payment Recipient”: As defined in Section 16.16. “PBGC”: The Pension Benefit Guaranty Corporation and any successor thereto. “Person”: Includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof. “Plan”: Any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA that is subject to Title IV of ERISA or Section 412 of the Code (other than a Multiemployer Plan) and that is maintained and contributed to by (or to which there is an obligation to contribute of), or at any time during the five (5) calendar years preceding the date of this Agreement was maintained or contributed to by (or to which there was an obligation to contribute of), Seller, Guarantor, any Subsidiary thereof or any of their respective ERISA Affiliates. “Potential Default”: The occurrence of any event or existence of any condition that, but for the giving of notice, the lapse of time, or both, could, in the sole discretion of the Administrative Agent, on behalf of Buyers, constitute an Event of Default. “Portfolio Mortgage Loan”: A first lien Mortgage Loan that has been purchased in the secondary market and is being held in portfolio for Seller’s benefit. “Power of Attorney”: A power of attorney, substantially in the form attached hereto as Exhibit E. “Price Differential”: For each Purchased Asset or Transaction as of any date of determination, an amount equal to the product of (a) (i) prior to the occurrence of an Event of Default, the sum of the Applicable Pricing Rate plus the applicable Type Margin, or (ii) following the occurrence and during the continuance of an Event of Default, the Default Rate, and (b) the Purchase Price for such Purchased Asset or Transaction. Price Differential will be calculated in accordance with Section 2.6.

Exhibit A-19 “Price Differential Date”: The [***] of each month (or such later date that is [***] following Seller’s receipt of an invoice provided by Administrative Agent, on behalf of Buyers, pursuant to Section 2.6(b). “Principal Agreements”: This Agreement, the Transactions Terms Letter, the Custodial Agreement, if any, any Servicing Agreement together with the related Servicer Notice, the Account Control Agreement (if any), any Transaction Request, any intercreditor agreement and all other documents and instruments evidencing the Transactions, as same may from time to time be supplemented, modified or amended, and any other agreement entered into among Administrative Agent, Buyers and Seller in connection herewith or therewith. “Privacy Requirements”: As defined in Section 15.17 of this Agreement. “Proceeds”: The total amount receivable or received when a Purchased Asset or other Purchased Item is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and all escrow withholds and escrow payments for Property Charges, as applicable. “Property Charges”: All taxes, fees, assessments, water, sewer and municipal charges (general or special) and all insurance premiums, leasehold payments or ground rents. “Purchase Date”: The date on which Administrative Agent, on behalf of Buyers, purchases a Purchased Asset from Seller, or the Purchase Price Increase Date, as applicable. If the Purchase Price is paid by wire transfer, the Purchase Date shall be the date such funds are wired. If the Purchase Price is paid by a funding draft, the Purchase Date shall be the date that the draft is posted by the bank on which the draft is drawn. “Purchase Price”: The price at which each Asset is transferred by Seller to Administrative Agent, on behalf of Buyers, which, except as otherwise may be set forth in the Transactions Terms Letter, shall be equal to the product of the applicable Type Purchase Price Percentage and the least of (a) the unpaid principal balance of such Asset, (b) the Market Value of such Asset, or (c) the purchase price paid by Seller for such Asset in an arms-length transaction with a Person that is not an Affiliate of Seller, in each case, increased by the amount of any Purchase Price Increase. “Purchase Price Increase”: An increase in the Purchase Price of a Revolving Rebuild BPL Loan in connection with the related disbursement of Additional Draw Amounts, as requested by Seller pursuant to Section 2.1(b) hereof. “Purchase Price Increase Date”: The date on which a Purchase Price Increase is made. “Purchased Assets”: Purchased Mortgage Loans. “Purchased Items”: All now existing and hereafter arising right, title and interest of Seller in, under and to the following: (a) all Purchased Mortgage Loans, now owned or hereafter acquired for which a Transaction has been entered into between Administrative Agent, on behalf of Buyers, and Seller hereunder and for which the Repurchase Price has not been received by Administrative Agent, on behalf of Buyers, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans and the related Mortgage Loan Documents, which, from time to time, are delivered, or caused to be delivered, to Administrative Agent, on behalf of Buyers (including delivery to a custodian or other third party on behalf of Administrative

Exhibit A-20 Agent and Buyers) as additional security for the performance of Seller’s obligations hereunder; (b) all Income related to the Purchased Assets and all rights to receive such Income; (c) if applicable, all amounts on deposit in the Collateral Account relating directly to the Purchased Mortgage Loans; (d) all now existing and hereafter arising rights of Seller to service, administer and/or collect on the Purchased Assets hereunder and any and all rights to the payment of monies on account thereof; (e) all Servicing Rights related to the Purchased Mortgage Loans, all related Servicing Records, and all rights of Seller to receive from any third party or to take delivery of any Servicing Records or other documents which constitute a part of the Mortgage Loan Files, including without limitation, the Other Mortgage Loan Documents, in each case, relating to the Purchased Mortgage Loans; (f) all now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the Purchased Assets; (g) all rights, but not any obligations or liabilities, of Seller relating to the Purchased Mortgage Loans with respect to the Approved Investor; (h) all documents, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data of Seller relating to Purchased Assets; (i) all property of Seller, in any form or capacity now or at any time hereafter in the possession or control of Administrative Agent, on behalf of Buyers, relating to the Purchased Mortgage Loans; (j) all Proceeds of the Purchased Assets; (k) any funds of Seller at any time deposited or held in the Funding Account; (l) all deposit accounts, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Administrative Agent or any Buyer, or as to which Administrative Agent or any Buyer now or later controls possession by documents or otherwise, relating to the Purchased Assets; and (m) all attachments, accessions, accessories, increases, and additions to and all replacements of and substitutions for any other collateral described above, (ii) with respect to software described in the foregoing, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any model conversions, (iii) all proceeds, products, and substitutions of any of the property described above, including, without limit, insurance and condemnation proceeds, and cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Seller, and (iv) all records and data relating to any of the property described above,

Exhibit A-21 whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, and all of Seller’s right, title, and interest in and to all software required to utilize, create, maintain and process any such records or data on electronic media. “Purchased Mortgage Loan”: A Mortgage Loan that has been purchased by Administrative Agent, on behalf of Buyers, from Seller in connection with a Transaction and which has not been repurchased by Seller hereunder. “Qualified Appraiser”: A licensed appraiser of a specified Mortgaged Property duly appointed by or on behalf of the originator: (i) whose compensation and appraisal appointment by or on behalf of the originator is not affected by the approval or disapproval of the related Mortgage Loan, (ii) the selection of whom was made independently of the broker (where applicable) and the originator’s loan sales and loan production personnel and (iii) otherwise complies with the requirements of FIRREA. “Reference Time”: With respect to any setting of the then-current Benchmark means the time determined by Administrative Agent in its reasonable discretion. “Register”: As defined in Section 15.5 of this Agreement. “Related Credit Enhancement”: As defined in Section 6.1 of this Agreement. “Relevant Governmental Body”: The Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event”: An event described in Section 4043(c) of ERISA with respect to a Plan as to which the thirty (30) days’ notice requirement has not been waived by the PBGC. “Repurchase Acceleration Event”: Any of the conditions or events set forth in Section 4.2 of this Agreement. “Repurchase Date”: The date on which Seller is to repurchase a Purchased Asset subject to a Transaction from Administrative Agent, on behalf of Buyers, which is either (a) the date specified in the related Transactions Terms Letter and/or Transaction Request or (b) the date identified to Administrative Agent, on behalf of Buyers, by Seller as the date that the related Purchased Asset pursuant to the terms of this Agreement. The Repurchase Date for each Purchased Asset shall in no event occur later than one (1) year after the Purchase Date of such Purchased Asset. “Repurchase Price”: The price at which a Purchased Asset is to be transferred from Administrative Agent, on behalf of Buyers, or its designee to Seller or an Approved Investor, as applicable, upon termination of a Transaction, which shall equal the sum of (a) the Purchase Price, (b) any applicable fees and indemnities owed by Seller in connection with the Purchased Asset and (c) the Price Differential due on such Purchase Price pursuant to Section 2.6 as of the date of such determination. “Repurchase Transaction”: As defined in Section 6.5 of this Agreement. “Request for Temporary Increase”: As defined in Section 2.9 of this Agreement. “Reset Date”: (i) The date of this Agreement, (ii) the [***] of each month thereafter, provided, that, if any such day is not a Business Day, then the first succeeding day that is a Business Day shall instead apply.

Exhibit A-22 “Resolved Asset”: Any Purchased Asset which is repaid in full, sold, repurchased, liquidated, charged- off, or otherwise disposed of. “Revolving Rebuild BPL Loan”: Any Business Purpose Loan for which future advances are dispersed to or from the Seller to the related Mortgagor following the origination of such loan to rebuild the related Mortgaged Property in accordance with the Servicing Agreement and the Mortgage Loan Documents. “Servicer”: (i) FCI Lender Services, Inc. or (ii) such other entity responsible for servicing of the Purchased Mortgage Loans and that has been approved by Administrative Agent, on behalf of Buyers, in writing, or, in each case, any successor or permitted assigns thereof. “Servicer Notice”: The notice acknowledged by the Servicer that has approved by Administrative Agent in its sole discretion. “Servicer Termination Event”: The occurrence of any of the following conditions or events shall be a Servicer Termination Event: (n) a Servicer fails to service the Eligible Assets subject to Transactions in accordance with the related Servicing Agreement; (o) a Servicer fails to maintain all state and federal licenses necessary to do business in any jurisdiction where Mortgaged Property is located if such license is required, or to be in compliance with any licensing laws of any jurisdiction where Mortgaged Property is located with respect to the Purchased Assets; (p) (i) a Servicer or any of its Subsidiaries or Affiliates shall default under, or fail to perform as required under, or shall otherwise breach the terms of any instrument, agreement or contract between Servicer or such other entity on the one hand, and Administrative Agent, on behalf of Buyers, or any of Administrative Agent’s Affiliates on the other; or (ii) Servicer or any of its Subsidiaries or Affiliates shall default under, or fail to perform as required under, the terms of any repurchase agreement, loan and security agreement or similar credit facility, any agreement for borrowed funds or any other material agreement entered into by Servicer or such other entity and any third party; (q) an Insolvency Event shall have occurred with respect to Servicer or any of its Affiliates or Subsidiaries; or Servicer shall admit in writing its inability to, or intention not to, perform any of its obligations under this Agreement or any of the other Principal Agreements to which it is a party; or Administrative Agent, on behalf of Buyers, shall have determined in good faith that Servicer is unable to meet its financial commitments as they come due; (r) a Material Adverse Effect with respect to a Servicer shall occur; (s) a Servicer failing to maintain a rating with Fitch Ratings, Inc. of [***] or such other comparable rating as approved by the Administrative Agent; (t) a Servicer fails to make any servicing advance required to be made under the related Servicing Agreement, the related Servicer Notice, or this Agreement, as applicable, with respect to the Purchased Assets;

Exhibit A-23 (u) Seller fails, or fails to cause any Servicer, to deposit all amounts required to be deposited into the Collateral Account by Seller with respect to the Purchased Mortgage Loans when due under this Agreement; (v) a Servicer fails to deposit all amounts required to be deposited into any account by such Servicer with respect to the Purchased Mortgage Loans when due under the related Servicing Agreement or the related Servicer Notice; (w) termination of a substantial portion of existing servicing contracts or any material dispute, licensing issue, litigation, audit, revocation, sanctions, penalties, investigation, proceeding or suspension between a Servicer or subservicer and any governmental authority or any Agency as to which individually or in the aggregate, in Administrative Agent’s sole and absolute discretion, is reasonably likely to have a Material Adverse Effect; (x) a Change of Control with respect to Servicer that is an Affiliate of Seller shall occur without the prior written consent of Administrative Agent, on behalf of Buyers; (y) the occurrence of an Event of Default; (z) the occurrence of any conditions or events that permit a Servicer to be terminated under a Servicing Agreement or a Servicer initiates termination under a Servicing Agreement; (r) any representation, warranty or certification made or deemed made in a Servicing Agreement by a Seller or any certificate furnished by a Servicer pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or (s) the failure of a Servicer to perform, comply with or observe any term, covenant or agreement applicable to a Servicer and related to its financial condition as contained in a Servicing Agreement and such occurrence or any default shall not have been remedied within the cure period provided therein. “Servicing Agreement”: If the Purchased Mortgage Loans are serviced by any servicer that is not Administrative Agent or an Affiliate of Administrative Agent, in each case, the agreement with the third party servicer, in form and substance acceptable to Administrative Agent, on behalf of Buyers. “Servicing Records”: All servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of a Mortgage Loan. “Servicing Rights”: The contractual, possessory or other rights of Seller, Servicer or any other Person, whether arising under a Servicing Agreement, the Custodial Agreement or otherwise, to administer or service a Mortgage Loan or to possess related Servicing Records. “SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

Exhibit A-24 “SOFR Administrator’s Website”: The website of the Federal reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Subordinated Debt”: Debt of Seller that either (a) has been subordinated to Administrative Agent as provided in this Agreement or (b) has been otherwise approved by Administrative Agent. “Subsidiary”: With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person. “Successor Servicer”: Any successor servicer of the Purchased Mortgage Loans appointed by Administrative Agent, on behalf of Buyers, as described in Section 6.2(h) of this Agreement. “S&P”: S&P Global Ratings, a division of S&P Global Inc., and any successor thereto. “Taxes”: As defined in Section 12.3(a) of this Agreement. “Total Assets”: Seller’s assets as of the relevant date, determined in accordance with GAAP. “Total Liabilities”: Total liabilities, determined in accordance with GAAP, as of the date of any calculation thereof. “Temporary Increase”: As defined in Section 2.9 of this Agreement. “Temporary Aggregate Transaction Limit”: As defined in Section 2.9 of this Agreement. “TILA-RESPA Integrated Disclosure Rule”: The Truth-in-Lending Act and Real Estate Settlement Procedures Act Integrated Disclosure Rule, adopted by the Consumer Financial Protection Bureau, which is effective for residential mortgage loan applications received on or after October 3, 2015. “Transaction”: As set forth in the Recitals of this Agreement. “Transaction Request”: A request submitted by Seller to Administrative Agent, on behalf of Buyers, in the format approved by Administrative Agent, in its sole and absolute discretion, in accordance with the Manual, notifying Administrative Agent, on behalf of Buyers, that Seller wishes to enter into a Transaction hereunder. “Transactions Terms Letter”: The document executed by Administrative Agent, Buyers, Guarantor and Seller, referencing this Agreement and setting forth certain specific terms, and any additional terms, with respect to this Agreement. “Type”: A specific type of Purchased Asset, as set forth in the Transactions Terms Letter. “Type Margin”: With respect to each Type of Purchased Asset, the corresponding annual rate of interest for such Type as set forth in the Transactions Terms Letter that shall be added to the Applicable Pricing Rate to determine the annual rate of interest for the related Purchase Price.

Exhibit A-25 “Type Purchase Price Percentage”: With respect to each Type of Purchased Asset, the corresponding purchase price percentage for such Type, as set forth in the Transactions Terms Letter. “Type Sublimit”: Any of the applicable Type Sublimits, as set forth in the Transactions Terms Letter. “UK Financial Institution”: Any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority”: The Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “UETA”: The Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999. “Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Underwriting Guidelines”: The loan purchase and/or origination guidelines, policies, procedures and matrices, as applicable, of Seller delivered to Administrative Agent on or before the Closing Date as may be updated from time to time by Seller with prior written consent of Administrative Agent. “Uniform Commercial Code”: The Uniform Commercial Code as in effect on the date hereof in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction. “Unused Fee”: The unused fee set forth in the Transactions Terms Letter. The Unused Fee shall be non- refundable. “Wet Mortgage Loan”: A closed Mortgage Loan that Administrative Agent, on behalf of Buyers, purchases from Seller prior to receipt by Administrative Agent, on behalf of Buyers, or its Custodian of the related Mortgage Loan Documents, subject to Seller’s obligation to deliver the related Mortgage Loan Documents to Administrative Agent, on behalf of Buyers, or its Custodian within the applicable Maximum Dwell Time with respect to Seller’s obligation to deliver the related Mortgage Loan Documents to Administrative Agent, on behalf of Buyers, or its Custodian. “Write-Down and Conversion Powers”: With respect to any EEA Resolution Authority, the write- down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Exhibit B-1 Error! No document variable supplied. EXHIBIT B RESERVED

Exhibit C-1 Error! No document variable supplied. EXHIBIT C FORM OF OFFICER’S COMPLIANCE CERTIFICATE I, ___________________________, do hereby certify that I am the duly elected authorized [Chief Financial Officer][Treasurer][Controller] of Grapetree Lending LLC (“Seller”), and I, ___________________________, do hereby certify that I am the duly elected authorized [Chief Financial Officer][Treasurer][Controller] of Altisource Asset Management Corporation (“Guarantor”). This certificate is delivered in connection with Section 9.1 of the Master Repurchase Agreement, dated as of August 1, 2022, by and among Seller, Guarantor, Flagstar Bank FSB, as administrative agent (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Flagstar Buyer”) and each other Buyer from time to time party thereto (collectively with Flagstar Buyer, the “Buyers”) (as amended, supplemented or otherwise modified from time to time, the “Agreement”). I do hereby certify that, as of the date of the financial statements attached hereto and as of month end for [MONTH/YEAR], Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that as of month end for [MONTH/YEAR]: (aa) Adjusted Tangible Net Worth. The Adjusted Tangible Net Worth of Guarantor on a consolidated basis as of the last day of the fiscal quarter [QUARTER/YEAR], is not less than $[***]. This calculation is set forth as Item I in Schedule 1 attached hereto. (bb) Liquidity. Guarantor’s Liquidity on a consolidated basis, as of the last day of the fiscal quarter [QUARTER/YEAR] was equal to or greater than $[***]. This calculation, and the portion of such amount that relates to any amounts on deposit pursuant to a warehouse or repurchase facility in excess of the amounts required to be deposited therein, is set forth as Item II in Schedule 1 attached hereto. (cc) Leverage Ratio. As of as of the last day of the fiscal quarter [QUARTER/YEAR], the ratio of Guarantor’s Total Liabilities to Adjusted Tangible Net Worth, does not exceed [***]. This calculation is set forth as Item III in Schedule 1 attached hereto. (dd) [As of the last day of the fiscal year [YEAR], Guarantor shall report Net Income on a consolidated basis of not less than $[***] for any fiscal year. This calculation is set forth as Item IV in Schedule I attached hereto.]1 (ee) Financing Facilities and Debt. Except as set forth in Schedule 3 attached hereto, neither Guarantor nor Seller has entered into any mortgage financing facilities, including, without limitation, any warehouse, repurchase, purchase or off-balance sheet facilities. All Debt (other than the Debt evidenced by the Agreement) of Guarantor or Seller existing as of month end for [MONTH/YEAR] is listed on Schedule 2 hereto. (ff) Financial Statements. The financial statements attached hereto fairly and accurately present the consolidated financial condition, results of operations and cash flows of Guarantor or Seller (and their Subsidiaries, on a consolidated basis), in accordance with GAAP, consistently applied, as of month end for [MONTH/YEAR] (subject to normal year-end adjustments). 1 Effective beginning the fiscal year 2023.

Exhibit C-2 Error! No document variable supplied. (gg) Litigation. As of month end for [MONTH/YEAR], the aggregate amounts accrued in accordance with GAAP with respect to actions, suits or proceedings, and actions, suits or proceedings threatened against Guarantor or Seller, with respect to which there is a reasonable likelihood of an adverse determination is less than $[***] with respect to Guarantor or Seller. (hh) Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan. (ii) Compliance. Each of Guarantor and Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Principal Agreements to be observed, performed and satisfied by it. (jj) Regulatory Action. There are no actions, claims, suits, investigations or proceedings pending, or to the knowledge of Guarantor or Seller, threatened, or affecting Guarantor or Seller or any of its Subsidiaries or Affiliates or any of the property thereof in any court or before or by any arbitrator, government commission, board, bureau or other administrative agency that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect with respect to Guarantor or Seller or any of its Affiliates. (kk) No Event of Default or Other Matters. No Event of Default, Event of Early Termination, Potential Default, Material Adverse Effect with respect to Guarantor or Seller or Cease Funding Event has occurred or is continuing. (ll) Originations. Attached hereto as Schedule 4 is a true and correct summary of all Mortgage Loans originated by each Seller during the calendar month listed on Schedule 4. (mm) Repurchases and Indemnification/Make-Whole. Attached hereto as Schedule 5 is a true and correct summary, including but not limited to the applicable loan numbers and a flag indicating the applicability of each category set forth in clauses (a) or (b), of the (a) pending repurchase demands and indemnification/Make-Whole, (b) satisfied repurchase demands and indemnification/Make-Whole, and (c) total repurchase demands and indemnification/Make- Whole. For purposes of clarity, such Schedule 6 shall include the loan number for each loan included in such summary, as well as the classification of each such loan in each category set forth in clauses (a) or (b) above (i.e., pending repurchase demands and indemnification/Make- Whole or satisfied repurchase demands and indemnification/Make-Whole). (nn) Repurchases and Early Payment Default Requests. Attached hereto as Schedule 6 is a true and correct summary of the portfolio performance including representation breaches, missing document breaches, repurchase due to fraud, early payment default requests, summarized on the basis of (a) pending repurchase demands (including weighted average duration of outstanding request), (b) satisfied repurchase demands and (c) total repurchase demands. (oo) Most Favored Status. Except as set forth on a schedule attached hereto, each of Guarantor and Seller or any of its Affiliates has not entered into a repurchase agreement or credit facility that is substantially similar to the Transactions contemplated under the Agreement in respect of asset type and term with any Person other than Administrative Agent or any Buyer or an Affiliate of Administrative Agent or any Buyer which by its terms provides more favorable terms to the buyer, lender or other party with respect to such repurchase agreement or credit facility, as

Exhibit C-3 Error! No document variable supplied. applicable, with respect to any financial covenants set forth in Section 9.14 of the Agreement, intended to test the creditworthiness of the Guarantor or Seller, or any other covenants.

Exhibit C-4 Error! No document variable supplied. IN WITNESS WHEREOF, I have set my hand this _____ day of ___________, 20__. Grapetree Lending LLC, as Seller By: __________________________________ Name: Title: Altisource Asset Management Corporation, as Guarantor By: __________________________________ Name: Title:

Exhibit C-5 Error! No document variable supplied. SCHEDULE 1 TO OFFICER’S COMPLIANCE CERTIFICATE CALCULATIONS OF FINANCIAL COVENANTS As of the calendar month ended [DATE] I. Adjusted Tangible Net Worth II. Liquidity III. Leverage Ratio IV. Net Income

Exhibit C-6 Error! No document variable supplied. SCHEDULE 2 TO OFFICER’S COMPLIANCE CERTIFICATE DEBT AS OF ____________________________ LENDER TOTAL FACILITY SIZE OUTSTANDING DEBT EXPIRATION DATE

Exhibit C-7 Error! No document variable supplied. SCHEDULE 3 TO OFFICER’S COMPLIANCE CERTIFICATE FINANCING FACILITIES

SCHEDULE 4 TO OFFICER'S COMPLIANCE CERTIFICATE

OVERALL MORTGAGE LOAN ORIGINATIONS

[•]
TOTAL LOAN PRODUCTION FOR THE MONTH ENDED
[__] [__], 20[__]

	$ Volume	# Loans	% of $
Business Purpose Loans			
Multi-Family Mortgage Loans			
Revolving Rebuild BPL Loans			
Portfolio Mortgage Loans			
Total			
Purchase			
Refinance			
Total			
Fixed			
ARM			
Total			
Retail Originations			
Wholesale Originations			
Consumer Direct Originations			
Correspondent Originations			
Total			
First Lien Mortgage			
Total			
Credit Score Range			
<= 639			
640 - 659			
660 - 699			
700 - 719			
720 - 739			
740 - 759			
760 - 779			
>= 780			
Total	**$ -**	**-**	**0%**

Exhibit C-8

Error! No document variable supplied.

TOTAL LOAN PRODUCTION YTD
[__] [__], 20[__]

	$ Volume	# Loans	% of $
Business Purpose Loans			
Multi-Family Mortgage Loans			
Revolving Rebuild BPL Loans			
Portfolio Mortgage Loans			
Total			
Purchases			
Refinances			
Total			
Fixed			
ARM			
Balloon			
Total			
Retail Originations			
Wholesale Originations			
Consumer Direct Originations			
Correspondent Originations			
Total			
First Lien Mortgage			
Total			
Credit Score Range			
<= 639			
640 - 659			
660 - 699			
700 - 719			
720 - 739			
740 - 759			
760 - 779			
>= 780			
Total			

Exhibit C-9

Error! No document variable supplied.

Exhibit C-10 Error! No document variable supplied. SCHEDULE 5 TO OFFICER’S COMPLIANCE CERTIFICATE REPURCHASES AND INDEMNIFICATION As of [__][__], 20[__] YTD Satisfied Repurchase Claims Investor Name Loan Count Original Loan Amount ($) Cumulative Repurchase Price ($) Bond Total - - - Pending Outstanding Repurchase Exposure Investor Name Loan Count Original Loan Amount ($) Estimated Repurchase Price ($) Total - - - Satisfied/Agreed Make Whole Summary (YTD 202[●]) Investor Name Loan Count Original Loan Amount ($) Make Whole Amount ($) Total - - -

Exhibit C-11 Error! No document variable supplied. SCHEDULE 6 TO OFFICER’S COMPLIANCE CERTIFICATE REPURCHASES AND EARLY PAYMENT DEFAULT REQUESTS

Exhibit D-1 Error! No document variable supplied. EXHIBIT D FORM OF BAILEE AGREEMENT [***] [***] [***] [***] [***] MMMM DD, YYYY Investor Name Investor Address Investor City, State, Zip Attn: RE: Sale of Mortgage Loan(s) by [●] Dear Sir/Madam: Enclosed please find the original promissory note (the “Note”) and related collateral documents for the mortgage loan described in Schedule 1 below (the “Mortgage Loan”). [●] has granted a security interest in the Mortgage Loan and the Note to Flagstar Bank (“Flagstar”). SCHEDULE 1 Borrower Property Address Note Amount Note Date Name Address xxx,xxx.xx MM/DD/YY The Note, and all other related documents, whether now or hereafter delivered to you, are to be held by you in trust (as bailee) for the benefit of Flagstar subject only to Flagstar’s direction and control. Unless you return the enclosed Note and related documents immediately upon your receipt of same, you shall be deemed to have accepted the described bailment, and this bailee letter shall be binding upon you and your successors assigns. If you accept the Note for purchase, the applicable purchase proceeds as set forth in Schedule 1 above (the “Purchase Proceeds”) shall be wire transferred with immediately available funds to Flagstar within [***] as follows: TO: Flagstar Bank, Troy, MI ABA #:[***] Account #: <WH Account> Credit: [●] Reference #: (Flagstar Confirmation Number) For: (Borrower Name, Loan Number) ATTN: [***], Warehousing (Telephone [***])

Exhibit D-2 Error! No document variable supplied. * The above instructions must be included or the wire will be RETURNED! Any Note which is not accepted by you should be returned to Flagstar, along with all other related documents, no later than [***] from the date first written above, to the attention of [***]. The Note and related documents have not been assigned or transferred by Flagstar to any other party. Flagstar has no obligation to release its security interest in the Note and related documents unless Flagstar receives the Purchase Proceeds for the pledged Mortgage Loan. Flagstar acknowledges that the Purchase Proceeds for the Mortgage Loan may be less than the Note amount set forth in this letter. Flagstar will only release its security interest in the Mortgage Loan if the Purchase Proceeds are not reduced by adjustments or offsets unrelated to the Mortgage Loan. Subject to the foregoing, upon Flagstar’s receipt of the Purchase Proceeds, its security interest, claim, lien, encumbrance and any other interest that Flagstar has in such Mortgage Loan, including the Note and other documents evidencing or securing such Mortgage Loan, shall terminate without further action from any party, and Flagstar shall have no further claim with respect to such Mortgage Loan. In no event shall the Note or any related documents be delivered to any third party, pledged, or otherwise dealt with by you until Flagstar has received payment as described above. Until such time or until the Note and related documents are safely returned to Flagstar’s possession, you are responsible for the care, custody, protection and safeguarding of the Note and related collateral documents and will be held accountable therefore. Additionally, neither the Note or any related documents shall be subject to any liens, pledges or encumbrances in favor of you as a result of your possession thereof under this bailee letter. You shall not honor any request or instruction from any third party regarding the Note and other collateral documents, unless you have received written consent of Flagstar to such new or variant instructions, or until Flagstar has received such proceeds. You hereby agree to indemnify Flagstar and hold it harmless against any actual losses, damages (other than indirect, special, consequential, and/or punitive damages), penalties, fines, forfeitures, judgments, and any reasonable out-of-pocket costs, including reasonable and necessary legal fees (collectively referred to herein as “Losses”), directly resulting from the loss or damage to the Note and all other related documents while in your actual possession hereunder, or from your gross negligence, bad faith or willful misconduct resulting in a failure to materially comply with the written instructions contained herein. Notwithstanding any other provision of this letter or any other document or agreements, Flagstar Bank reserves the right, exercisable at any time before you have paid Flagstar for the Mortgage Loan, to require, by written notice delivered to you in any legally effective manner, that you return the Note and other documents to Flagstar. For the purpose of facilitating the execution of this bailee letter as herein provided and for other purposes, this bailee letter may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. This Agreement shall be governed by, and shall be interpreted and enforced in accordance with, the laws of the State of Michigan (without regard to choice of law principles). Please acknowledge receipt of this bailee letter and the Note by signing and returning a copy of this letter to [***]. Alternatively, you may email a PDF of the countersigned letter to [***]. Inquiries regarding this bailee letter may be directed to [***].

Exhibit D-3 Error! No document variable supplied. Very truly yours, Flagstar Bank, FSB Jeffrey Neufeld, Senior Vice President Any action involving this bailee letter or the Note shall be brought solely in a state or federal court sitting in the State of Michigan. Your signature below indicates your submission to the jurisdiction of any such court for the purpose of adjudicating any such action and your waiver of any objection to the venue of any such action commenced in any such court. Received and accepted this ____________ day of __________________, 20 ______ Investor Name By: ________________________________ Title: ______________________________

Exhibit E-1 Error! No document variable supplied. EXHIBIT E FORM OF POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS: WHEREAS, Flagstar Bank FSB, as administrative agent (in such capacity, the “Administrative Agent”), and as a buyer (in such capacity, the “Flagstar Buyer”), Grapetree Lending LLC, as the seller (“Seller”), Altisource Asset Management Corporation, as the guarantor (“Guarantor”), and each other Buyer from time to time party thereto (collectively with the Flagstar Buyer, the “Buyers”) have entered into the Master Repurchase Agreement, dated as of August 1, 2022 (the “Agreement”), pursuant to which Administrative Agent, on behalf of Buyers, has agreed to purchase from Seller certain mortgage loans from time to time, subject to the terms and conditions set forth therein; and WHEREAS, Seller has agreed to give to Administrative Agent, on behalf of Buyers, a power of attorney on the terms and conditions contained herein in order for Administrative Agent, on behalf of Buyers, to take any action set forth below that Administrative Agent, on behalf of Buyers, may deem necessary or advisable to accomplish the purposes of the Agreement. NOW, THEREFORE, Seller hereby irrevocably constitutes and appoints Administrative Agent, on behalf of Buyers, its true and lawful Attorney-in-Fact, with full power and authority hereby conferred in its name, place and stead and for its use and benefit, to do and perform any of the following actions in connection with assets purchased by Administrative Agent, on behalf of Buyers, from Seller under the Agreement (the “Purchased Assets”) or as otherwise provided below: (1) to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the Purchased Assets; (2) to assign or endorse any mortgage, deed of trust, promissory note or other instrument relating to the Purchased Assets; (3) to correct any assignment, mortgage, deed of trust or promissory note or other instrument relating to the Purchased Assets, including, without limitation, unendorsing and re-endorsing a promissory note to another investor; (4) to complete and execute lost note affidavits or other lost document affidavits relating to the Purchased Assets; (5) to issue title requests and instructions relating to the Purchased Assets; and (6) to give notice to any individual or entity of its interest in the Purchased Assets under the Agreement. Seller hereby ratifies and confirms all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof. Third parties without actual notice may rely upon the power granted under this Power of Attorney upon the exercise of such power by the Attorney-in-Fact.

Exhibit E-2 Error! No document variable supplied. GRAPETREE LENDING LLC By: Name: [***] Title: General Counsel WITNESS my hand this ____ day of _____________, 20___. STATE OF County of This instrument was acknowledged, subscribed and sworn to before me this _____ day of _________, by ______________________________________ Notary Public My Commission Expires: Notary Seal:

Exhibit F-1 Error! No document variable supplied. EXHIBIT F WIRING INSTRUCTIONS Administrative Agent’s Wire Instructions: Account Number: [***] ABA / Routing: [***] Bank Name: Flagstar Bank, FSB Bank Address: Troy, MI Reference: [***] Attn: [***]   These wiring instructions may not be changed except by an authorized representative of Administrative Agent.

Exhibit G-1 Error! No document variable supplied. EXHIBIT G RESERVED

Exhibit H-1 Error! No document variable supplied. EXHIBIT H REPRESENTATIONS AND WARRANTIES Representations and Warranties Concerning Purchased Assets. Seller represents and warrants to and covenants with Administrative Agent and Buyers that the following are true and correct with respect to each Purchased Asset as of the related Purchase Date through and until the date on which such Purchased Asset is repurchased by Seller. With respect to those representations and warranties which are made to Seller’s knowledge, if it is discovered by Seller, Administrative Agent or any Buyer that the substance of such representation and warranty is inaccurate, notwithstanding Seller’s lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty: (a) Appraisal. Unless otherwise agreed to in writing by the Administrative Agent, each Mortgage Loan contains either (x) an Appraisal of the related Mortgaged Property with an appraisal date within [***] of the applicable Purchase Date, which was made and signed prior to the funding of the Mortgage Loan by a Qualified Appraiser or (y) a BPO that is no more than [***] old at the time of the applicable Purchase Date. Each Appraisal (i) was determined and written in accordance with current industry practices, (ii) satisfies applicable legal and regulatory requirements and (iii) was prepared in accordance with the requirements of FIRREA and the implementing regulations and guidelines issued thereunder. (b) Underwriting Guidelines. Each Mortgage Loan was, in all material respects (i) underwritten in compliance with, or (ii) underwritten with documented exceptions to, the Underwriting Guidelines in effect at the time of origination by Seller; provided that such documented exceptions as were disclosed to, and approved by, the Administrative Agent prior to the related Purchase Date (such approval not to be unreasonably withheld). (c) Origination Practices. The Seller and the originator have complied in all material respects with, or was exempt from, all requirements of all applicable federal, state or local laws, rules and regulations, relating to the origination of the Mortgage Loan and disbursements of any Purchase Price Increase; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in these representations and warranties. (d) Occupancy of the Mortgaged Property. As of the date of origination and in accordance with the terms of the Mortgage Note, the Mortgaged Property is either vacant and the Mortgagor has presented a plan to cure any defects or was lawfully occupied under Applicable Law by a person unrelated to the Mortgagor pursuant to a lease or other contract negotiated at arm’s length terms. (e) Assignment of Leases. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases. Each related assignment of assignment of leases from Seller in blank constitutes a legal, valid and binding assignment from Seller (assuming the

Exhibit H-2 insertion of Administrative Agent’s name), except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each related assignment of leases evidences a first-priority lien, and each is freely assignable without the consent of the related Mortgagor. (f) Type of Loan. The Mortgage Loan was originated primarily for business or commercial purposes and not primarily for a personal, family or household purpose, as defined in the federal Truth in Lending Act and its implementing Regulation Z. The Mortgaged Property securing the related Mortgage is not occupied by the Mortgagor. (g) Source of Loan Payments. No payments due and payable under the terms of the Mortgage Note and Mortgage or deed of trust, except for seller or builder concessions, have been paid by any person who was involved in, or benefited from, the sale or purchase of the Mortgaged Property or the origination, refinancing, sale, purchase or servicing of the Mortgage Loan other than the Mortgagor. Loan payments may be made from escrowed interest payments on various types of loans, including, without limitation, ground-up construction, bridge, and fix-and-flip. (h) Mortgage Loans as Described. The information set forth in each Mortgage Loan Schedule and the electronic tape delivered by the Seller to the Administrative Agent with respect to the Mortgage Loan is true, correct and complete in all respects. With respect to each Mortgage Loan, there are no servicing expenses or advances reimbursable by the Seller other than those expenses and advances identified in the applicable Mortgage Loan Schedule. (i) No Fraud. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of the Seller or the originator, in connection with the origination of the Mortgage Loan, the determination of the value of the Mortgaged Property or the application of any insurance in relation to such Mortgage Loan. (j) Credit Scores. The credit score used in applying the applicable Underwriting Guidelines was the Credit Score, as defined herein. (k) Compliance with Applicable Laws. Any and all requirements of any applicable federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending laws, equal credit opportunity, fair housing and disclosure laws or unfair and deceptive practices laws applicable to the origination and servicing of the Mortgage Loan by the Seller or originator (including the collection and servicing practices of any servicer of such Mortgage Loan) have been complied with, the consummation of the transactions contemplated hereby will not involve the

Exhibit H-3 violation of any such laws or regulations. Each Mortgage Loan, at the time it was made, complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws. The origination and servicing of each Mortgage Loan complies in all material respects with all then-applicable federal, state and local laws. The transfer of such Mortgage Loan pursuant to this Agreement complies with all Applicable Laws. There are no illegal activities or activities relating to any controlled substances at the Mortgaged Property. The Mortgage Loan is not classified as a “High Cost Mortgage Loan” pursuant to the Truth in Lending Act or any other Applicable Law. (l) Regarding the Mortgagor. Each Mortgagor is either ( i ) a natural person that is either a citizen or lawful permanent resident of the of United States or (ii) a limited liability company, limited partnership, corporation or other form of legal entity formed in one of the fifty states o r the Dis t r i c t o f Columbia and has been personally guaranteed by the Person who controls such entity, which person is either a citizen or lawful permanent resident of the of United States. No Mortgagor or the guarantor thereof was at the time the Mortgage Loan was originated or has been since the time the Mortgage Loan was originated, a debtor in any state or federal bankruptcy or insolvency proceeding. No Mortgagor or the guarantor thereof, has had a prior bankruptcy in the four years, and neither has previously owned a property in the last three years that was the subject of a foreclosure or which title to the real property was conveyed to the originator or a deed in lieu of foreclosure during the time the Mortgagor or guarantor was the owner of record. (m) Down Payment. For each Mortgage Loan whose proceeds were used to purchase the related Mortgaged Property, the Mortgagor paid or obtained at least [***] of the Purchase Price without the assistance of Seller. (n) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. The Mortgage Loan, including the Mortgage Note and the Mortgage, are not assigned or pledged by the Seller and the Seller has good and marketable title thereto, and the Seller has full right to transfer, sell and assign the Mortgage Loan to the Administrative Agent free and clear of any encumbrance, participation interest, lien, equity, pledge, claim, charge or security interest and has full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loan. (o) Valid First Liens. The Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property. Each Mortgaged Property is free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements, mineral right reservations and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the

Exhibit H-4 area in which the Mortgaged Property is located and specifically referred to in the mortgagee’s policy of title insurance (or pro forma), and (C) other matters to which like properties are commonly subject which do not individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage (the foregoing items (A) through (C) together “Permitted Encumbrances”). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first-lien and first priority security interest with respect to each Mortgage Loan on the property described therein. (p) Mortgage Loan File. With respect to each Mortgage Loan (other than Wet Mortgage Loans), the Seller is in possession of a complete Mortgage Loan File except for the documents which have been delivered to the Custodian or which have been submitted for recording and not yet returned or other documents noted by the Seller to Administrative Agent which are not yet received, and the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other Mortgage Loan Documents hereto required to be delivered on or before the related Purchase Date have been delivered in compliance with the specific requirements of this Agreement. Other than in the case of a Wet Mortgage Loan, each of the documents and instruments specified to be included therein in the Mortgage Loan File is duly executed and in due and proper form, and each such document or instrument is in form acceptable to the applicable federal or state regulatory agency at the time of origination of the Mortgage Loan. (q) No Satisfaction. The Mortgage has not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property nor has any instrument been executed that would affect any such waiver, modification, alteration, satisfaction, impairment, cancelation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor (r) No Outstanding Charges. There are no defaults by the Seller in complying with the terms of the Mortgage. All taxes, ground rents, common charges, if applicable, governmental assessments, insurance premiums, leasehold payments, and water, sewer and municipal charges, homeowners association dues that would be a lien on any Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the related date of origination have become delinquent in respect of such Mortgaged Property have been paid, or escrow funds have been established, to the extent permitted by law, in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced,

Exhibit H-5 solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan. For purposes of this representation and warranty, governmental assessments, other outstanding governmental charges, homeowner association dues and fees and installments thereof shall not be considered delinquent until the earlier of (i) the date on which interest and/or penalties would first be payable thereon and (ii) the date on which enforcement action is entitled to be taken by the related taxing authority or homeowner association. (s) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. Except to the extent that such Mortgage Loan is being made in connection with a project to repair damage (as reflected on the proposed scope of work), the Mortgaged Property is in reasonably good repair. (t) No Mechanics’ or other Liens. There are no mechanics’, materialmen’s or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage. (u) Location of Improvements; No Encroachments. The Mortgaged Property consists of a fee simple estate in real property. Except for encroachments that (i) do not materially and adversely affect the current marketability or principal use of the Mortgaged Property, or (ii) are intended to be remedied by the Mortgagor as part of its improvement or rehabilitation of the Mortgaged Property, all material improvements that were included for the purpose of determining the Appraised Value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property. No improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy. The Mortgaged Property and all improvements on the Mortgaged Property comply in all material respects with all applicable zoning, building laws, subdivision laws and ordinances. The Seller has not received notice from the Mortgagor, any Governmental Authority, or any other Person of any noncompliance with any use or occupancy law, ordinance, regulation, standard, license, or certificate with respect to the Mortgaged Property. (v) Delinquency. Such Mortgage Loan is not [***] or more delinquent as of the related Purchase Date and is not [***] or more delinquent at any time. All delinquency figures are calculated and reported using the Mortgage Bankers Association (MBA) methodology. (w) Validity of Mortgage Documents. Each related Mortgage Note, Mortgage and any other agreement executed and deliver by Mortgagor or guarantor thereof, if applicable, in connection with a Mortgage Loan are original and genuine and each

Exhibit H-6 is the legal, valid and binding obligation the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Mortgage Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under Applicable Law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Mortgage Loan Documents invalid as a whole or interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”), and the Seller has taken all action necessary to transfer such rights of enforceability to the Administrative Agent Subject to the Standard Qualifications, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgage or Mortgage Note, including, without limitation, any such valid offset, defense or counterclaim by any Seller or originator in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or Mortgage Note. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. (x) Full Disbursement of Proceeds. Except with respect to Limited Interest Loans and Revolving Rebuild BPL Loans, (i) the proceeds of each Mortgage Loan have been fully disbursed to or for the account of the related Mortgagor and (ii) there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making and closing each Mortgage Loan and the recording of the related Mortgage have been paid. The related Mortgagor is not entitled to any refund of any amounts paid or due to the related Mortgagee pursuant to the related Mortgage Note, Mortgage or any other related Mortgage Loan Document. (y) Insurance Requirements. With respect to any insurance policy including, but not limited to, hazard, title, or mortgage insurance, covering a Mortgage Loan and/or the related Mortgaged Property, (A) such policy (i) is a valid, binding and enforceable obligation of the Insurer and is in full force and effect and will inure to the benefit of the Administrative Agent upon the consummation of the transactions contemplated by this Agreement, and (ii) contains a standard mortgagee clause naming the Seller, its successors, and its assigns as mortgagee, (B) none of the Mortgagor, the originator nor any prior holder has engaged in any act or omission which would impair the coverage of any such policy, the benefits of the

Exhibit H-7 endorsement, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the originator, (C) all premiums due thereunder have been paid, and (D) all provisions are being complied with and no action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any such policy, irrespective of the cause of such failure of coverage. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required insurance. (z) Title Insurance. The Mortgage Loan is covered by either (i) an irrevocable title commitment, or an attorney’s opinion of title and abstract of title, each of which must be in form and substance acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to the Administrative Agent and each such title insurance policy is issued by a title insurer that is qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring, subject only to exceptions acceptable to prudent lending institutions in the jurisdiction in which the Mortgaged Property is located at the time of origination of the Mortgage Loan, Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the Permitted Encumbrances. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in force and effect. No claims have been made under such lender’s title insurance policy. (aa) Hazard Insurance. All buildings on the Mortgaged Property are insured against loss by fire and such hazards as are covered under a standard extended coverage endorsement in an amount which is not less than the lesser of (i) the full insurable value of the Mortgaged Property as established by the property insurer and (ii) the outstanding principal balance of the Mortgage Loan on the date of origination. If the Mortgaged Property is a condominium unit, it may be included under the coverage afforded by a blanket policy. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by FEMA as having special flood hazards (specifically zones labeled as “A” or “V,” including all sub- codes that start with either of these letters), provided that such flood insurance has been made available, then a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier. Such flood insurance policy is in an amount representing coverage not less than the lesser of (A) the outstanding principal balance of the Mortgage Loan on the date of origination, (B) the appraised value

Exhibit H-8 plus the insurable value of the improvements to the related Mortgaged Property on the date of origination and (C) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1973. If the Mortgaged Property is a condominium, it may be included under the flood coverage afforded by a blanket policy. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all currently due premiums on such insurance policy thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Each such insurance policy is the valid and binding obligation of the insurer, is in full force and effect. (bb) No Default. There is no material default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note or any other related Mortgage Loan Document and no event, other than payments due but not yet delinquent, which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, and no default, breach, violation or event permitting acceleration under the Mortgage Note or any other related Mortgage Loan Document has been waived. No foreclosure action is currently threatened or has been commenced with respect to any Mortgaged Property. (cc) No Defenses. No Mortgage Note or Mortgage is subject to any right of any compromise, adjustment, extension, satisfaction, subordination, rescission, setoff, counterclaim, abatement, suspension, deferment, deduction, reduction, termination, modification or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of compromise, adjustment, extension, satisfaction, subordination, rescission, setoff, counterclaim, abatement, suspension, deferment, deduction, reduction, termination, modification or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. (dd) Customary Provisions. The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the limitations set forth in the Standard Qualifications. There is no title or other exemption or other right available to the Mortgagor or any other Person, or restriction on the Seller or any other Person, including, without limitation, any federal, state or local, law, ordinance, decree, regulation, guidance, attorney general

Exhibit H-9 action, or other pronouncement, whether temporary or permanent in nature, that would interfere with, restrict or delay, either (y) the ability of the Seller, Administrative Agent or any servicer or any successor servicer to sell the related Mortgaged Property at a trustee’s sale or otherwise, or (z) the ability of the Seller, Administrative Agent or any servicer or any successor servicer to foreclose on the related Mortgage. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies. (ee) Location and Type of Mortgaged Property. Each Mortgaged Property is located in the United States in the state identified in the applicable Mortgage Loan Schedule and consists of (i) a detached one-family dwelling, (ii) a detached two- to four- family dwelling, (iii) an individual condominium unit, (iv) a multi-family dwelling (5-30 units), (v) a one-family dwelling in a planned unit development or (vi) a ground up construction project of any dwelling defined in clauses (i) through (v) or “tear down” and rebuild project of any dwelling defined in clauses (i) through (v). (ff) Origination. The Seller and all other parties which have had any interest in the Mortgage Loan on or prior to the related Purchase Date, whether as mortgagee, assignee, pledgee or otherwise, are (and, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business”, licensing, or other requirements of the laws of the state wherein the Mortgaged Property is located. (gg) Payment Terms. No Mortgage Note permits negative amortization. No Mortgage Loan has a shared appreciation or other contingent interest feature or any “buydown” provision currently in effect. (hh) Environmental Matters. There is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. (ii) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under Applicable Law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Custodian or Administrative Agent to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor. (jj) Original Terms Unmodified. Unless approved by Administrative Agent in writing, since the date of origination and except by written instruments set forth in the related mortgage file or as otherwise provided in the Mortgage Loan Documents, (a) the material terms of such Mortgage, Mortgage Note, guaranty, and related

Exhibit H-10 Mortgage Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) none of the related Mortgagor, the related guarantor or any other obligor on the Mortgage Loan has been released from its material obligations under the Mortgage Loan. (kk) Due on Sale. The Mortgage Loan Documents for each Mortgage Loan contain an enforceable provision for the acceleration of the payment of the principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder. (ll) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage. No Mortgage Loan is cross-collateralized with more than one property as long as each property is part of the Mortgaged Property in the corresponding Mortgage Note or cross-defaulted with any loan outside of this Agreement. To the extent the equity in any Mortgagor has been pledged pursuant to an equity pledge agreement, the applicable Seller’s interest in any such equity pledge agreement has been assigned as additional collateral pursuant to this Agreement. (mm) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Administrative Agent) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller or is in the process of being recorded. (nn) Consolidation of Additional Draw Amounts. Any future advances made by the Seller prior to the related Purchase Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first-lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. (oo) Adverse Selection. The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding residential mortgage loans owned by it that were originated pursuant to the Underwriting Guidelines which were available for inclusion in the Mortgage Loans.

Exhibit H-11 (pp) Servicemembers’ Civil Relief Act. The Mortgagor has not notified the Seller, and there is no relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act, or other similar state statutes. (qq) Escrow Payments. Each Mortgage Loan was originated by Seller in the ordinary course of Seller’s business. With respect to escrow deposits and payments that the Seller or its servicer is entitled to collect, all such payments are in the possession of, or under the control of the Seller or its servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and identified as such with appropriate detail. All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by Applicable Law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note. (rr) Anti-Money Laundering Laws. The Seller has complied with all applicable anti- money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 and the Corporate Transparency Act (individually and collectively, the “Anti-Money Laundering Laws”). To the extent required by law, the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. As of the related Purchase Date, no Mortgage Loan was subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor was subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations. (ss) Tax Identification/Back Up Withholding. All tax identifications for individual Mortgagors have been certified as required by law. Seller has complied with all IRS requirements regarding the obtainment and solicitation of taxpayer identification numbers and the taxpayer identification numbers provided to Administrative Agent as reflected on the Mortgage Loan Schedule are correct. (tt) No Litigation. To the knowledge of the Seller, there was no pending action, suit or proceeding, or governmental investigation involving the Mortgage Loan or the

Exhibit H-12 related Mortgaged Property, an adverse outcome of which would reasonably be expected to adversely affect the validity or enforceability of the related Mortgage Note and Mortgage. (uu) Licensing Requirements. All parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located, except to the extent that failure to be so licensed would not give rise to any claim against the Mortgage Loan or otherwise adversely affect the enforceability of the Mortgage Loan. (vv) Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. (ww) Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and electricity all of which are appropriate for the current use of such Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of such Mortgaged Property or is subject to an endorsement under the related title policy insuring such Mortgaged Property. (xx) Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of each related Mortgaged Property in full force and effect, and all such material licenses, permits and applicable governmental authorizations are in effect. The Seller is not aware of any Mortgagor, guarantor or other obligor on any Mortgage Loan having received notice of any noncompliance with any use or occupancy law, ordinance, regulation, standard, license or certificate with respect to any Mortgaged Property. (yy) Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan Documents do not provide for the release of any related Mortgaged Property from the lien of the Mortgage except (a) a release accompanied by principal repayment of not less than [***] of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan or (c) as required pursuant to an order of condemnation or a material casualty. (zz) Recourse Obligations. Unless disclosed to Administrative Agent on a schedule attached to the Mortgage Loan Schedule, the Mortgage Loan Documents for each Mortgage Loan provide that such Mortgage Loan is either (a) full recourse against the related Mortgagor and/or natural person or (b) non-recourse to the related parties thereto except that, with respect to clause (b): (i) the related Mortgagor and

Exhibit H-13 at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related loan documents, which acts generally include the following: (1) acts of fraud or intentional material misrepresentation, (2) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (3) intentional material physical waste of any related Mortgaged Property, and (4) any breach of the environmental covenants contained in the related loan documents, and (ii) the Mortgage Loan shall become full recourse to the related Mortgagor and at least one individual or entity, if the related Mortgagor files a voluntary petition under federal or state bankruptcy or insolvency law. (aaa) Limited Interest Loans. With respect to each Limited Interest Loan or Revolving Rebuild BPL Loan, (i) the related Mortgagor is entitled pursuant to the Mortgage Loan Documents to request advances up to the amount of the Maximum Loan Balance as set forth in the related Mortgage Loan Documents and (ii) the Seller shall disburse all such amounts in accordance with the terms of the related Mortgage Loan Documents and Applicable Law. (bbb) UCC Filings: To the extent required under the Mortgage Loan Documents, Seller has recorded or caused to be recorded (or, if not recorded, have been submitted in proper form for recording), UCC financing statements in the appropriate public recording offices necessary to perfect a valid security interest in any collateral for such Mortgage Loan to the extent perfection may be effected pursuant to Applicable Law by recording, as the case may be. Each related Mortgage (or equivalent document) or other related collateral document creates a valid and enforceable lien and security interest on the items of personalty described above that may be perfected by recording. (ccc) Payments Current. As of the related Purchase Date, such Mortgage Loan is not delinquent in payment by more than [***] and no payment with respect to such Mortgage Loan has been [***] or more delinquent since the origination of such Mortgage Loan. Such Mortgage Loan is not delinquent in payment by more than [***] at any time. (ddd) Third-Party Sales. With respect to each Mortgage Loan purchased by Seller from a third-party, (a) such Mortgage Loan was acquired and transferred pursuant to a purchase agreement, (b) such third-party received reasonably equivalent value in consideration for the transfer of such Mortgage Loan, (c) no such transfer was made for or on account of an antecedent debt owed by such third-party to Seller or an Affiliate of Seller and, (d) no such transfer is or may be voidable or subject to avoidance under the Bankruptcy Code.

Exhibit I-1 Error! No document variable supplied. EXHIBIT I MORTGAGE LOAN DOCUMENTS Mortgage Loan File: With respect to each Mortgage Loan, the following documents that are delivered to Flagstar Bank, FSB, as Custodian or which at any time come into the possession of Flagstar Bank, FSB, as Custodian: (pp) the original Mortgage Note bearing a complete chain of endorsements from the originator to Seller and further endorsed “pay to the order of , without recourse” and signed in the name of Seller; (qq) the original Mortgage with evidence of recording thereon or a copy certified by Seller; (rr) the originals of intervening assignments of mortgage with evidence of recording thereon or copies certified by Seller which evidence a complete chain from the originator of the Mortgage to Seller; (ss) the original Assignment of Mortgage conveying the related Mortgage from Seller in the favor of “__________”, to be in form and substance acceptable for recording; (tt) the original of any guarantee in connection with the Mortgage Note (if any); (uu) the originals of any assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or copies thereof certified by Seller, if any; and (g) the original or copy of the mortgagee title insurance policy or a copy of the preliminary title commitment showing the policy number or preliminary attorney’s opinion of title. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery hereunder at the time required to the extent that the related Mortgage Loan has not been repurchased by the Seller, in lieu of delivering such original documents, the Seller shall deliver to the Custodian a true copy thereof certified by the Seller, title company, escrow agent or closing attorney stating that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Seller shall deliver such original documents to the Custodian promptly when they are received.

Exhibit J-1 Error! No document variable supplied. EXHIBIT J FORM OF REQUEST FOR TEMPORARY INCREASE Flagstar Bank FSB [●] Attention: [●] Email: [●] Re: Master Repurchase Agreement, dated as of August 1, 2022 (the “Agreement”), by and among Grapetree Lending LLC, as seller (the “Seller”), Altisource Asset Management Corporation (the “Guarantor”), Flagstar Bank FSB, as administrative agent (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Flagstar Buyer”) and each other Buyer from time to time party thereto (collectively with Flagstar Buyer, the “Buyers”) Ladies and Gentlemen In accordance with Section 2.9 of the Agreement, Administrative Agent, on behalf of Buyers, hereby consents to a Temporary Increase of the Aggregate Transaction Limit as further set forth below: Amount of Temporary Increase: $ . Effective date and time: [dd/mm/yyyy at ___:___ _.m.] Termination date and time: [dd/mm/yyyy at ___:___ _.m.] On and after the effective date and time indicated above and until the termination date and time indicated above, the Aggregate Transaction Limit shall equal the Temporary Aggregate Transaction Limit indicated above for all purposes of the Agreement and all calculations and provisions relating to the Aggregate Transaction Limit shall refer to the Temporary Aggregate Transaction Limit including without limitation, Type Sublimits. Unless otherwise terminated pursuant to the Agreement, this Temporary Increase shall terminate on the termination date and time indicated above. Upon the termination of this Temporary Increase, Seller shall repurchase Purchased Assets such that (i) the Aggregate Outstanding Purchase Price does not exceed the Aggregate Transaction Limit and (ii) the applicable portion of the Aggregate Outstanding Purchase Price does not exceed any Type Sublimit. Seller shall repurchase Purchased Assets in order to reduce the Aggregate Outstanding Purchase Price to the Aggregate Transaction Limit (as reduced by the termination of such Temporary Increase) in accordance with Section 4.2(e) of the Agreement. All terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

Exhibit J-2 Error! No document variable supplied. GRAPETREE LENDING LLC By: Name: Title: Agreed and Consented by: FLAGSTAR BANK FSB, Administrative Agent By: _______________________________________ Name: Title: Date: ________________

Exhibit K-1 Error! No document variable supplied. EXHIBIT K RESERVED

Exhibit L-1 Error! No document variable supplied. EXHIBIT L FORM OF OFFICER’S CERTIFICATE Reference is made to that certain Master Repurchase Agreement dated on or about the date hereof (as amended from time to time, the “Repurchase Agreement”) by and among GRAPETREE LENDING LLC, a US Virgin Islands corporation (the “Company”), ALTISOURCE ASSET MANAGEMENT CORPORATION, a US Virgin Islands corporation (the “Guarantor”), FLAGSTAR BANK FSB, a federally chartered savings bank (together with its successors and/or assigns, the “Administrative Agent”) and each other buyers from time to time party thereto. The undersigned is the duly elected, qualified and acting [●] [insert title] of the Company and hereby certifies to the Buyer as follows: 1. Attached hereto as Exhibit A is a true and correct copy of the articles of incorporation of the Company (and all amendments thereto), as certified by the [●] Secretary of State, which have not been further amended and are in full force and effect on the date hereof. 2. Attached hereto as Exhibit B is a true and correct copy of the bylaws of the Company, which have not been amended or otherwise modified, rescinded or repealed and are in full force and effect on the date hereof. 3. Attached hereto as Exhibit C is a true and correct copy of certain resolutions duly adopted by the board of directors of the Company by unanimous written consent dated as of [●] [date of resolutions], which resolutions have not been amended or otherwise modified, rescinded or repealed and are in full force and effect on the date hereof. 4. The persons whose names are set forth below are each duly elected officers of the Company as of the date hereof, and the signatures set forth opposite their names are their true and genuine signatures. Printed Name Office Signature _____________________ [President] _____________________ [Vice President] 5. As of the date hereof: (a) all representations and warranties of the Company made in the Repurchase Agreement are correct in all material respects; (b) the Company is in compliance with all covenants applicable to it under the Repurchase Agreement; and (c) no Event of Default (as defined in the Repurchase Agreement) has occurred and is continuing and no event has occurred which would constitute an Event of Default but for the requirement that notice be given or time elapse or both. 6. The Seller may conclusively rely on the statements made in this Certificate until the Seller shall receive a further secretary’s certificate canceling or amending this Certificate and submitting signatures of the directors and /or officers named in such further certificate.

Exhibit L-2 Error! No document variable supplied. IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date set forth below. Date: _______________, 20[●] (Signature) (Printed name and title) The undersigned is the ________________________ [title of officer covered by the incumbency certification in paragraph 4] and hereby certifies that ________________________ [name of officer executing certificate] is, on the date hereof, the duly elected, qualified, and acting __________________ [title of officer executing certificate] of the Company and that the signature appearing over his / her name above is his / her true and genuine signature. IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date set forth below. Date: ____________, 20[●] (Signature) (Printed name and title)

Exhibit M-1 Error! No document variable supplied. EXHIBIT M FORM OF RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT Effective Date: August 1, 2022 1. The undersigned, being all of the directors of GRAPETREE LENDING LLC, a US Virgin Islands corporation (the “Company”), hereby consent to the adoption of the following resolutions: RESOLVED: That the Company be, and hereby is, authorized and directed to enter into a master repurchase agreement (the “Agreement”) with Flagstar Bank FSB, a federal savings bank, as a buyer, and as administrative agent on behalf of the buyers from time to time (together with its successors and/or assigns, the “Administrative Agent”), and Altisource Asset Management Corporation, a U.S. Virgin Islands corporation, as the guarantor (the “Guarantor”); RESOLVED: That the undersigned have determined that the execution, delivery and performance of the Transaction Documents (as defined below) by the Company are necessary and convenient to the conduct, promotion, and attainment of the businesses of the Company; RESOLVED: That to secure payment and performance by the Company of its obligations with respect to the Agreement, the Company be, and hereby is, authorized and directed to grant to the Administrative Agent a security interest in certain of the Company’s collateral (whether now owned or hereafter acquired) as described in the Transactional Documents; RESOLVED: That, to evidence and secure the above-described obligations, the Company be, and hereby is, authorized and directed to execute and deliver: (a) that certain Master Repurchase Agreement, dated as of August 1, 2022, among the Company, as seller, Altisource Asset Management Corporation, as guarantor, and Administrative Agent; (b); that certain Transactions Terms Letter, dated as of August 1, 2022, by and among the Company, as seller and the Administrative Agent; (c) that certain Servicer Notice and Agreement, dated as of August 1, 2022, by and among the Company, as seller, FCI Lender Services, Inc., as servicer, and Administrative Agent, on behalf of the buyers, (d) such agreements as are deemed necessary or required by the Administrative Agent to hedge all or any portion of the Company’s exposure to interest rate fluctuations with respect to the above-described obligations; (e) all other agreements, instruments, certificates and documents required by the Administrative Agent in connection with the foregoing documents and the transactions contemplated therein or determined to be necessary or convenient by an Authorized Officer (as defined below) to perform or consummate the transactions contemplated by the foregoing documents, such execution and delivery to be conclusive evidence of such determination; and (f) any and all amendments or modifications to any of the foregoing (the instruments, agreements, certificates and other documents described in clauses (a) through (f) above, collectively, the “Transaction Documents”);

Exhibit M-2 Error! No document variable supplied. RESOLVED: That any officer of the Company (each, an “Authorized Officer”) be, and each of them acting alone hereby is, authorized and directed, in the name and on behalf of the Company to execute and deliver the Transaction Documents in such form as any Authorized Officer may approve, and to take all such actions that any Authorized Officer may determine to be necessary or appropriate to carry out the intent of the foregoing resolutions, such execution and delivery or the taking of any such action to be conclusive evidence of such approval or determination, and all documents heretofore executed or delivered and all actions heretofore taken by any Authorized Officer to carry out to intent of the foregoing resolutions are hereby ratified, confirmed and approved. RESOLVED: That any and all lawful actions of the Company or any Authorized Officer in connection with the matters contemplated by the foregoing resolutions taken prior to the date of adoption of this written consent be, and they hereby are, approved, ratified and adopted in all respects as fully as if such lawful actions has been presented to the officers for their approval prior to such lawful actions being taken. [Remainder of Page Intentionally Left Blank]

Exhibit M-3 Error! No document variable supplied. This consent shall be filed with the records of the meetings of the [directors or shareholders] of the Company, and the resolutions set forth herein shall be treated for all purposes as resolutions adopted at duly called meeting of the same on the effective date set forth above. By: Name: Its: By: Name: Its: By: Name: Its:

Exhibit N-1 Error! No document variable supplied. EXHIBIT N FORM OF EXHIBIT TO UCC-1 FINANCING STATEMENT Debtor: Grapetree Lending LLC [***] Secured Party: Flagstar Bank FSB, as Administrative Agent [***] The UCC Financing Statement, Form UCC-1, to which this Exhibit A is attached and of which it forms a part, is executed in connection with the Master Repurchase Agreement, dated as of August 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among Debtor, Secured Party, as administrative agent, Altisource Asset Management Corporation, as guarantor (the “Guarantor”), Flagstar Bank FSB, as a buyer (in such capacity, the “Flagstar Buyer”) and each of the buyers from time to time party thereto (collectively, with the Flagstar Buyer, the “Buyers”), and covers all of the Debtor’s right, title and interest in, to and under the Purchased Assets and the related Purchased Items. SECURED PARTY AND DEBTOR INTEND THE TRANSACTIONS CONTEMPLATED BY THE REPURCHASE AGREEMENT TO CONSTITUTE A SALE OF THE PURCHASED ASSETS. THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED OR TO INDICATE THAT THIS FILING IS NECESSARY IF NOT REQUIRED. IF A SALE HAS NOT OCCURRED, THIS FILING IS INTENDED TO PERFECT A SECURITY INTEREST IN THE PURCHASED ASSETS IN ADDITION TO ANY PERFECTION BY POSSESSION OF THE PURCHASED ASSETS OR OTHER MEANS. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Repurchase Agreement. The following terms have the following meanings: “Affiliate”: With reference to any Person: (a) any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the specified Person, (b) any other Person that is an officer, stockholder, member, or trustee of, or partner in, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, shareholder, member, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (c) any other Person that, directly or indirectly, is the beneficial owner of [***] or more of any class of equity securities of, or otherwise has a beneficial interest equivalent to [***] or more ownership interest in, the specified Person, (d) a Person of which the specified Person is directly or indirectly the owner of [***] or more of any class of equity securities or in which the specified Person has a beneficial interest equivalent to [***] or more ownership interest, and (e) for purposes of Sections 8.1(l), 9.10, 11.1(v), 11.1(w) and 11.1(x) of the Repurchase Agreement (as it relates to any Plan), “Affiliate” instead means, within the meaning of Section 414(b),

Exhibit N-2 (c), (m) or (o) of the Code, (i) any member of a controlled group that includes Debtor or Guarantor, (ii) any trade or business, whether or not incorporated, under common control with Debtor or Guarantor, and (iii) any member of an affiliated service group that includes the Debtor. “Applicable Pricing Rate”: As defined in the Repurchase Agreement. “Approved Investor”: With respect to any Mortgage Loan, any Governmental Authority, Affiliate or Debtor or Guarantor, or any other private institution, in each case, as approved by Secured Party, on behalf of Buyers, in its reasonable discretion, purchasing such Purchased Mortgage Loans. “Code”: The Internal Revenue Code of 1986, as amended. “Collateral Account”: The account described in Section 6.2(i) of the Repurchase Agreement. “Custodial Agreement”: The Custodial Agreement executed among Secured Party, Debtor and Custodian with respect to the Repurchase Agreement, as the same shall be modified and supplemented and in effect from time to time. “Custodian”: Flagstar Bank FSB, any of its successors or permitted assigns, or any such other party approved by Secured Party. “Default Rate”: As defined in the Repurchase Agreement. “Dry Mortgage Loan”: A Mortgage Loan for which Administrative Agent, on behalf of Buyers, or its Custodian has possession of the related Mortgage Loan Documents, in a form and condition acceptable to Administrative Agent, on behalf of Buyers, (which for the avoidance of doubt could be a Wet Mortgage Loan on the related Purchase Date and convert to a Dry Mortgage Loan once all Mortgage Loan Documents have been received by Administrative Agent, on behalf of Buyers, or its Custodian). “Event of Default”: Any of the conditions or events set forth in Section 11.1 of the Repurchase Agreement. “Funding Account”: A non-interest bearing deposit account with Secured Party which shall be titled as designated by Secured Party. “Additional Draw Amounts”: With respect to each Limited Interest Loan and Revolving Rebuild BPL Loan, an additional borrowing by the related Mortgagor in accordance with the Mortgage Loan Documents. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision, agency or instrumentality thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person, any of its Subsidiaries or any of its properties. “Guarantor”: Shall mean Altisource Asset Management Corporation. “Income”: With respect to any Purchased Asset, all of the following (in each case with respect to the entire par amount of the Purchased Mortgage Loan represented by such Purchased Asset and not just with respect to the portion of the par amount represented by the Purchase Price paid against such Purchased Mortgage Loan): (a) all payments and prepayments of principal received and applied as principal in connection with any Transaction for such Purchased Mortgage Loan, including insurance and

Exhibit N-3 condemnation proceeds and recoveries from liquidation or foreclosure, (b) all payments of interest, income, receipts, dividends, and any other collections and distributions received from time to time in connection with any such Purchased Mortgage Loan, (c) all other income, distributions, receipts, payments, collections, prepayments, recoveries, proceeds (including insurance and condemnation proceeds) and other payments or amounts of any kind paid, received, collected, recovered or distributed on, in connection with or in respect of such Purchased Mortgage Loan, including prepayment fees, extension fees, exit fees, any rental payments, if any, transfer fees, make whole fees, late charges, late fees and all other fees or charges of any kind or nature, premiums, yield maintenance charges, penalties, default interest, dividends, gains, receipts, allocations, rents, interests, profits, payments in kind, returns or repayment of contributions, net sale, foreclosure, liquidation, securitization or other disposition proceeds, insurance payments, settlements and proceeds, (d) all Mortgage Loan Sale Proceeds, (e) all payments received from hedge counterparties pursuant to interest rate protection agreements related to such Purchased Mortgage Loan; and (f) all other “proceeds” as defined in Section 9-102(64) of the UCC, including all collections or distributions thereon or other income or receipts therefrom or in respect thereof; provided, that any amounts that under the applicable Mortgage Loan Documents are required to be deposited into and held in escrow or reserve to be used for a specific purpose, such as taxes and insurance, shall not be included in the term “Income” unless and until (i) an event of default exists under such Mortgage Loan Documents, (ii) the holder of the related Purchased Mortgage Loan has exercised or is entitled to exercise rights and remedies with respect to such amounts, (iii) such amounts are no longer required to be held for such purpose under such Mortgage Loan Documents, or (iv) such amounts may be applied to all or a portion of the outstanding indebtedness under such Mortgage Loan Documents. “Insurer”: A private mortgage insurer, which is acceptable to the Secured Party. “Maximum Dwell Time”: As defined in the Repurchase Agreement. “Mortgage”: A mortgage, deed of trust, security deed or similar instrument on improved real property (including for the avoidance of doubt any proprietary lease or cooperative shares in connection with cooperative loans). “Mortgage Loan”: Any mortgage loan of a Type identified on any schedule attached to the Transactions Terms Letter, which Mortgage Loan may be either a Dry Mortgage Loan or a Wet Mortgage Loan. “Mortgage Loan Documents”: As defined in the Repurchase Agreement. “Mortgage Loan File”: With respect to each Mortgage Loan, that file that contains the Mortgage Loan Documents and is delivered to Custodian pursuant to the Repurchase Agreement or to the Custodial Agreement, as applicable. “Mortgage Loan Sale Proceeds”: The proceeds of any sale, securitization or other disposition of any of the Purchased Assets. “Mortgage Note”: A promissory note secured by a Mortgage and evidencing a Mortgage Loan. “Mortgaged Property”: The real property (or other collateral relating to cooperative loans) securing repayment of the debt evidenced by a Mortgage Note. “Mortgagor”: The obligor of a Mortgage Loan. “Other Mortgage Loan Documents”: In addition to the Mortgage Loan Documents, with respect to any Mortgage Loan, and as applicable, the following: (a) the original recorded Mortgage, if not included in

Exhibit N-4 the Mortgage Loan Documents; (b) a copy of the preliminary title commitment showing the policy number or preliminary attorney’s opinion of title and the original policy of mortgagee’s title insurance or unexpired commitment for a policy of mortgagee’s title insurance, if not included in the Mortgage Loan Documents; (c) the survey, flood certificate, hazard insurance policy and flood insurance policy, as applicable; (d) the original of any assumption, modification, consolidation or extension agreements, with evidence of recording thereon or copies stamp certified by an authorized officer of Debtor to have been sent for recording, if any; (e) copies of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy; (f) the loan application; (g) verification of the Mortgagor’s employment and income, if applicable; (h) verification of the source and amount of the down payment; (i) credit report on Mortgagor; (j) appraisal of the Mortgaged Property, or a waiver thereof; (k) the original executed disclosure statement; (l) tax receipts, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, current and historical computerized data files, underwriting standards used for origination and all other related papers and records; (m) the original of any guarantee executed in connection with the Mortgage Note (if any); (n) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and (o) all other documents relating to the Purchased Mortgage Loan. “Person”: Includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof. “Price Differential”: For each Purchased Asset or Transaction as of any date of determination, an amount equal to the product of (a) (i) prior to the occurrence of an Event of Default, the sum of the Applicable Pricing Rate plus the applicable Type Margin, or (ii) following the occurrence and during the continuance of an Event of Default, the Default Rate, and (b) the Purchase Price for such Purchased Asset or Transaction. Price Differential will be calculated in accordance with Section 2.6 of the Repurchase Agreement. “Proceeds”: The total amount receivable or received when a Purchased Asset or other Purchased Item is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and all escrow withholds and escrow payments for Property Charges, as applicable. “Property Charges”: All taxes, fees, assessments, water, sewer and municipal charges (general or special) and all insurance premiums, leasehold payments or ground rents. “Purchase Date”: The date on which Secured Party, on behalf of Buyers, purchases a Purchased Asset from Debtor or the Purchase Price Increase Date, as applicable. If the Purchase Price is paid by wire transfer, the Purchase Date shall be the date such funds are wired. If the Purchase Price is paid by a funding draft, the Purchase Date shall be the date that the draft is posted by the bank on which the draft is drawn. “Purchase Price”: As defined in the Repurchase Agreement. The term “Purchased Assets” with respect to any Transaction at any time shall also include Mortgage-Backed Securities that replace the related Purchased Mortgage Loans pursuant to Section 3.6 of the Repurchase Agreement. “Purchased Assets”: Purchased Mortgage Loans.

Exhibit N-5 “Purchased Items”: All now existing and hereafter arising right, title and interest of Debtor in, under and to the following: (vv) all Purchased Mortgage Loans, now owned or hereafter acquired for which a Transaction has been entered into between Secured Party, on behalf of Buyers, and Debtor hereunder and for which the Repurchase Price has not been received by Secured Party, on behalf of Buyers, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans and the related Mortgage Loan Documents, which, from time to time, are delivered, or caused to be delivered, to Secured Party, on behalf of Buyers (including delivery to a custodian or other third party on behalf of Secured Party and Buyers) as additional security for the performance of Debtor’s obligations hereunder; (ww) all Income related to the Purchased Assets and all rights to receive such Income; (xx) if applicable, all amounts on deposit in the Collateral Account relating directly to the Purchased Mortgage Loans; (yy) all now existing and hereafter arising rights of Debtor to service, administer and/or collect on the Purchased Assets hereunder and any and all rights to the payment of monies on account thereof; (zz) all Servicing Rights related to the Purchased Mortgage Loans, all related Servicing Records, and all rights of Debtor to receive from any third party or to take delivery of any Servicing Records or other documents which constitute a part of the Mortgage Loan Files, including without limitation, the Other Mortgage Loan Documents, in each case, relating to the Purchased Mortgage Loans; (aaa) all now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the Purchased Assets; (bbb) all rights, but not any obligations or liabilities, of Debtor relating to the Purchased Mortgage Loans with respect to the Approved Investor; (ccc) all documents, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data of Debtor relating to Purchased Assets; (ddd) all property of Debtor, in any form or capacity now or at any time hereafter in the possession or control of Secured Party, on behalf of Buyers relating to the Purchased Mortgage Loans; (eee) all Proceeds of the Purchased Assets; (fff) any funds of Debtor at any time deposited or held in the Funding Account; (ggg) all deposit accounts, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Secured Party or any Buyer, or as to which Secured Party or any Buyer, or as to which Secured Party or any Buyer now or later controls possession by documents or otherwise, relating to the Purchased Assets; and

Exhibit N-6 (hhh) all attachments, accessions, accessories, increases, and additions to and all replacements of and substitutions for any other collateral described above, (ii) with respect to software described in the foregoing, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any model conversions, (iii) all proceeds, products, and substitutions of any of the property described above, including, without limit, insurance and condemnation proceeds, and cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor, and (iv) all records and data relating to any of the property described above, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, and all of Debtor’s right, title, and interest in and to all software required to utilize, create, maintain and process any such records or data on electronic media. “Purchased Mortgage Loan”: A Mortgage Loan that has been purchased by Secured Party, on behalf of Buyers, from Debtor in connection with a Transaction and which has not been repurchased by Debtor hereunder. “Repurchase Price”: The price at which a Purchased Asset is to be transferred from Secured Party, on behalf of Buyers, or its designee to Debtor or Approved Investor, as applicable, upon termination of a Transaction, which shall equal the sum of (a) the Purchase Price, (b) any applicable fees and indemnities owed by Debtor in connection with the Purchased Asset and (c) the Price Differential due on such Purchase Price pursuant to Section 2.6 of the Repurchase Agreement as of the date of such determination. “Revolving Rebuild BPL Loan”: Any Business Purpose Loan for which future advances are dispersed to or from the Debtor to the related Mortgagor following the origination of such loan to rebuild the related Mortgaged Property in accordance with the Servicing Agreement and the Mortgage Loan Documents. “Purchase Price Increase”: An increase in the Purchase Price of a Revolving Rebuild BPL Loan in connection with the related disbursement of Additional Draw Amounts, as requested by Debtor pursuant to Section 2.1(b) of the Repurchase Agreement. “Purchase Price Increase Date”: The date on which a Purchase Price Increase is made. “Servicer”: (i) FCI Lender Services, Inc. or (ii) such other entity responsible for servicing of the Purchased Mortgage Loans and that has been approved by Secured Party, on behalf of Buyers, in writing, or, in each case, any successor or permitted assigns thereof. “Servicing Agreement”: If the Purchased Mortgage Loans are serviced by any servicer that is not Secured Party or an Affiliate of Secured Party, in each case, the agreement with the third party servicer, in form and substance acceptable to Secured Party, on behalf of Buyers. “Servicing Records”: All servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of a Mortgage Loan. “Servicing Rights”: The contractual, possessory or other rights of Debtor, Servicer or any other Person, whether arising under a Servicing Agreement, the Custodial Agreement or otherwise, to administer or service a Mortgage Loan or to possess related Servicing Records.

Exhibit N-7 “Transaction”: Transactions with Debtor whereby Debtor may, from time to time, sell to Secured Party certain residential mortgage loans (including the Servicing Rights related thereto) and/or other mortgage related assets and interests, against the transfer of funds by Secured Party, with a simultaneous agreement by Secured Party to sell to Debtor such purchased assets at a date certain or on demand after the Purchase Date, against the transfer of funds by Debtor. “Transactions Terms Letter”: The document executed by Secured Party, Guarantor, Buyers, Guarantor and Debtor, referencing the Repurchase Agreement and setting forth certain specific terms, and any additional terms, with respect to the Repurchase Agreement. “Type”: A specific type of Purchased Asset, as set forth in the Transactions Terms Letter. “Type Margin”: With respect to each Type of Purchased Asset, the corresponding annual rate of interest for such Type as set forth in the Transactions Terms Letter that shall be added to the Applicable Pricing Rate to determine the annual rate of interest for the related Purchase Price. “Wet Mortgage Loan”: A closed Mortgage Loan that Administrative Agent, on behalf of Buyers, purchases from Seller prior to receipt by Administrative Agent, on behalf of Buyers, or its Custodian of the related Mortgage Loan Documents, subject to Seller’s obligation to deliver the related Mortgage Loan Documents to Administrative Agent, on behalf of Buyers, or its Custodian within the applicable Maximum Dwell Time with respect to Seller’s obligation to deliver the related Mortgage Loan Documents to Administrative Agent, on behalf of Buyers, or its Custodian. FILING LOCATION: State of [District of Columbia – Recorder of Deeds][U.S. Virgin Islands] A list of the Mortgage Loans which the Custodian has then been instructed to hold for the Secured Party subject to the Custodial Agreement (including any Mortgage Loans which are Wet Mortgage Loans) may be obtained by contacting the Secured Party at the address set forth above.

Schedule 1 Error! No document variable supplied. SCHEDULE 1 Filing Jurisdictions and Offices Seller Filing Office Grapetree Lending LLC District of Columbia – Recorder of Deeds Grapetree Lending LLC U.S. Virgin Islands

Schedule 2 Error! No document variable supplied. SCHEDULE 2 Ownership Interests of Seller [***]

Schedule 3 Error! No document variable supplied. SCHEDULE 3 Allocation Percentages Buyer Funding Percentage Amount Flagstar Bank, FSB [***] $[***]

Schedule 4-1 Error! No document variable supplied. SCHEDULE 4 Financial Statements and Other Reports (iii) Interim Statements. To the extent not made publically available, as soon as possible but in no event more than [***] after the end of each fiscal quarter, Seller and Guarantor shall deliver to Administrative Agent, on behalf of Buyers, consolidated financial statements of Seller and Guarantor and their consolidated Subsidiaries, including statements of income and changes in shareholders’ equity (or its equivalent) for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as of the end of such fiscal quarter, all in reasonable detail and, if such fiscal quarter is also the final fiscal quarter of a fiscal year, such financial statements shall be certified by the chief financial officer of Seller and Guarantor, subject, however, to year-end audit adjustments. (jjj) Annual Statements. To the extent not made publically available, as soon as possible but in no event more than [***] following the last day of the Seller’s and Guarantor’s final fiscal quarter, Seller and Guarantor shall deliver to Administrative Agent, on behalf of Buyers, consolidated financial statements of Seller and its consolidated Subsidiaries. Such financial statements shall include statements of income and changes in shareholders’ equity (or its equivalent) for such fiscal year and the related balance sheet as at the end of such fiscal year, all in reasonable detail, certified by the chief financial officer of Seller and Guarantor, and accompanied by an unqualified opinion of a certified public accounting firm reasonably satisfactory to Administrative Agent, on behalf of Buyers, stating that the financial statements fairly present the financial condition and results of operations of Seller and Guarantor, as of the end of, and for, such year. (kkk) Officer’s Compliance Certificate. Together with the financial statements required to be delivered pursuant to clauses (a) and (b) above, Seller and Guarantor shall deliver to Administrative Agent, on behalf of Buyers, an officer’s compliance certificate substantially in a form attached hereto as Exhibit C, a list of all mortgage financing facilities including, without limitation, any warehouse, repurchase, purchase or off-balance sheet facilities, that were entered into by Seller and Guarantor in the preceding month, and evidence of compliance with all financial covenants. (lll) Annual Portfolio Performance Report. Seller and Guarantor shall deliver to Administrative Agent, on behalf of Buyers, within [***] after the fiscal year end, an annual portfolio performance report reflecting the performance of Seller’s and Guarantor’s portfolio of mortgage loans for such fiscal year. (mmm) Funding and Production Volume Reports. Upon request of Administrative Agent, on behalf of Buyers, (which shall be no more often than quarterly), Seller and Guarantor shall deliver to Administrative Agent, on behalf of Buyers, a funding and production volume report for the prior calendar quarter. (nnn) Monthly Collateral Tape. Upon request of Administrative Agent, on behalf of Buyers, Seller and Guarantor shall (i) deliver to Administrative Agent, on behalf of Buyers, within[***] after the end of each month, a collateral tape including the data fields (to be determined, but to include, at a minimum fields for unpaid principal balance and interest paid to date) representing the Purchased Mortgage Loans subject to Transactions hereunder as of the end of such month, reasonably acceptable to Administrative Agent in its discretion and (ii) promptly deliver to Administrative Agent, on behalf of Buyers, any additional information as reasonably requested.

Schedule 4-2 Error! No document variable supplied. (ooo) Reports and Information Regarding Purchased Assets. With reasonable promptness upon Administrative Agent’s request, Seller and Guarantor shall deliver to Administrative Agent, on behalf of Buyers: (i) copies of any reports related to the Purchased Assets or (ii) any other information in Seller’s and Guarantor’s possession related to the Purchased Assets. (ppp) Other Reports. As may be reasonably requested by Administrative Agent, on behalf of Buyers, from time to time, Seller and Guarantor shall deliver to, or make available for viewing by, Administrative Agent, on behalf of Buyers, within [***] of filing or receipt: (i) copies of all regular or periodic financial or other reports, if any, that Seller or Guarantor files with any governmental, regulatory or other agency and (ii) copies of all audits, examinations and reports concerning the operations of Seller and Guarantor from any Approved Investor, Insurer or licensing authority. In addition, Seller and Guarantor shall deliver to, or make available for viewing by, Administrative Agent, on behalf of Buyers, with reasonable promptness, such further information reasonably related to the business, operations, properties or financial condition of Seller and Guarantor, in such detail and at such times as Administrative Agent, on behalf of Buyers, may reasonably request. Seller and Guarantor understand and agree that all reports and information provided to Administrative Agent, on behalf of Buyers, by or relating to Seller and Guarantor may be disclosed to Administrative Agent’s or any Buyer’s Affiliates. (qqq) Other Investor Report Cards. Seller and Guarantor shall deliver to Administrative Agent, on behalf of Buyers, at the annual review of the Seller, its Other Investor Report Cards.